                        DRESDNER RCM CAPITAL FUNDS, INC.
                            FOUR EMBARCADERO CENTER
                           SAN FRANCISCO, CALIFORNIA
                                  94111-4189
                                (415) 954-5400


         ------------------------------------------------------------



                        DRESDNER RCM GROWTH EQUITY FUND
                          DRESDNER RCM SMALL CAP FUND



         ------------------------------------------------------------











                                  May 3, 1999


          This prospectus contains essential information for anyone considering an investment in these funds. Please read this document carefully and keep it for future reference.

          The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. It is a criminal offense to state or suggest otherwise.

DRESDNER RCM CAPITAL FUNDS, INC.


                                 TABLE OF CONTENTS
------------------------------------------------------------------------------

                                   RISK/RETURN SUMMARY AND FUND EXPENSES
------------------------------------------------------------------------------
 This section summarizes the        3    Dresdner RCM Growth Equity Fund
 Funds' investments, risks, past    6    Dresdner RCM Small Cap Fund
 performance, and fees.



                                   INVESTMENT OBJECTIVES, POLICIES AND RISKS
------------------------------------------------------------------------------
 This section provides details      9    Investment Objectives and Policies
 about the Funds' investment        11   Other Investment Practices
 objectives, policies and risks.    13   Changing the Funds' Investment
                                         Objectives and Policies
                                    13   Investment Risks



                                   ORGANIZATION AND MANAGEMENT
------------------------------------------------------------------------------
 This section provides details      16   The Funds and the Investment Manager
 about the people and               16   The Portfolio Managers
 organizations who oversee the      16   Management Fees and Other Expenses
 funds.                             16   The Distributor


                                   STOCKHOLDER INFORMATION
------------------------------------------------------------------------------
 This section tells you how to      17   Purchasing Shares
 buy, sell and exchange shares,     19   Selling Shares
 how we value shares, and how we    20   Other Stockholder Services and
 pay dividends and distributions.        Account Policies
                                    23   Dividends, Distributions and Taxes

                                   FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------
 This section provides details on   25   Dresdner RCM Growth Equity Fund
 selected financial highlights of   26   Dresdner RCM Small Cap Fund
 the Funds.

DRESDNER RCM GROWTH EQUITY FUND

 RISK/RETURN SUMMARY

 Goal: The Fund's goal is to seek long term capital appreciation by investing 65% of its total assets (which includes cash) and 80% of its investments (which excludes cash) in equity and equity-related securities of small- to medium-sized companies.


 Principal Investment        The Fund invests in Small- to medium-sized
 Strategies:                 companies with total market capitalizations not
                             exceeding those of the largest companies included in the Standard & Poor's Midcap 400 Index, which currently includes companies with market capitalizations ranging between $200 million to $12 billion. The Fund may also invest up to 10% of its total assets in foreign issuers.

                             The Fund is designed as an investment for employee benefit plans and other tax-exempt investors. Although taxable individuals and institutions are permitted to invest in the Fund, prospective taxable investors need to be aware that the Investment Manager will not consider the tax effect of capital gain or loss recognition or any difference in the treatment of long- and short-term capital gains when making investment decisions for the Fund's portfolio.

                             The Fund focuses its investments on companies that it expects will have higher than average rates of growth and strong potential for capital appreciation.


 Principal Investment        Because the value of the Fund's investments will
 Risks:                      fluctuate with market conditions, so will the
                             value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments.


                             The value of the Fund's investments fluctuate in response to the activities of individual companies and general stock market and economic conditions. The stock prices of smaller and newer companies often fluctuate more than those of larger, more established companies.

                             An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     PERFORMANCE

     The charts on this page show how the Fund has performed and provide some indication of the risks of investing in the Fund by showing how its performance has varied from year to year. The bar chart shows changes in the yearly performance of the Fund. The chart below it compares the performance of the Fund over time to the Standard & Poor's MidCap 400 Index.


     Both charts assume reinvestment of dividends and distributions. Of course, past performance does not necessarily indicate how the Fund will perform in the future.

                       Year-by-Year Total Returns for Shares

                                    [CHART]

 1989    1990    1991    1992    1993    1994    1995    1996    1997    1998
26.88%  -4.12%  48.23%  7.03%   10.72%  0.76%   34.53%  19.07%  17.50%  15.06%


     For the periods covered by this year by year total return chart, the Fund's highest quarterly return was 29.63% (for the fourth quarter ended 1998) and the lowest quarterly return was -22.87% (for the third quarter ended 1998).


                            Average Annual Total Returns
                            (through December 31, 1998)


                      FUND         PAST     PAST FIVE     PAST TEN      SINCE
                    INCEPTION      YEAR       YEARS        YEARS      INCEPTION
------------------------------------------------------------------------------
 FUND SHARES         11/6/79      15.06%     16.89%       16.65%      19.47%
------------------------------------------------------------------------------
 S&P 400 INDEX             -      10.10%     17.35%       16.69%      17.08%
------------------------------------------------------------------------------

FEES AND EXPENSES

     As an investor in the Fund, you will pay the following fees and expenses.


SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)


 None

 ANNUAL FUND OPERATING EXPENSES
 (FEES PAID FROM FUND ASSETS)

 Management Fees                                                    0.75%
------------------------------------------------------------------------------
 Rule 12b-1 Fee                                                     None
------------------------------------------------------------------------------
 Other expenses                                                     0.01%
------------------------------------------------------------------------------
 Total annual Fund operating expenses                               0.76%
------------------------------------------------------------------------------


EXAMPLE

     Use this table to compare fees and expenses of the Fund with those of other funds. It illustrates the amount of fees and expenses you would pay assuming:

     -    $10,000 investment in the Fund
     -    5% annual return
     -    redemption at the end of each period
     -    no changes in the Fund's operating expenses

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                      1         3         5         10
                    Year      Years     Years      Years
                    $78       $243      $422       $942

DRESDNER RCM SMALL CAP FUND

The Fund is currently closed to new investors. However, this restriction does not apply to reinvestments of dividends and capital gains distributions.

 RISK/RETURN SUMMARY

 Goal: The Fund's goal is to seek long term capital appreciation by investing 65% of its total assets (which includes cash) and 80% of its investments (which excludes cash) in equity and equity-related securities of small companies.


 Principal Investment        Small companies have market capitalizations
 Strategies:                 of up to $1 billion at the time of purchase.


                             Under normal market conditions, the Fund invests at least 90% of its investments in companies with market capitalizations below $1.5 billion at the time of purchase.


                             The Fund anticipates that the average market capitalization of its portfolio will range between 50% and 150% of the average market capitalization of the securities that comprise the Russell 2000 Index, which currently includes companies with market capitalizations ranging between $554 million and $1.6 billion.

                             The Fund is designed as an investment for employee benefit plans and other tax-exempt investors. Although taxable individuals and institutions are permitted to invest in the Fund, prospective taxable investors need to be aware that the Investment Manager will not consider the tax effect of capital gains or loss recognition or any difference in the treatment of long- and short-term capital gains when making investment decisions for the Fund's portfolio.

                             The Fund focuses its investments on companies that it expects will have higher than average rates of growth and strong potential for capital appreciation.

 Principal Investment        Because the value of the Fund's investments will
 Risks:                      fluctuate with market conditions, so will the
                             value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments.


                             The value of the Fund's investments fluctuate in response to the activities of individual companies and general stock market and economic conditions. The stock prices of smaller and newer companies often fluctuate more than those of larger, more established companies.

                             An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     PERFORMANCE

     The charts on this page show how the Fund has performed and provide some indication of the risks of investing in the Fund by showing how its performance has varied from year to year. The bar chart shows changes in the yearly performance of the Fund. The chart below it compares the performance of the Fund over time to the Russell 2000 Index.


     Both charts assume reinvestment of dividends and distributions. Of course, past performance does not necessarily indicate how the Fund will perform in the future.

                     Year-by-Year Total Returns for Fund Shares

                                    [CHART]

1993     1994     1995     1996     1997     1998
 9.20%   -2.16%   34.08%   34.39%   19.49%    1.11%


     For the periods covered by this year by year total return chart, the Fund's highest quarterly return was 26.10% (for the fourth quarter ended 1998) and the lowest quarterly return was -26.61% (for the third quarter ended
1998).


                            Average Annual Total Returns
                            (through December 31, 1998)


                                 FUND         PAST      PAST FIVE     SINCE
                               INCEPTION      YEAR        YEARS     INCEPTION
------------------------------------------------------------------------------
 FUND SHARES                    1/3/92        1.11%       16.33%      16.09%
------------------------------------------------------------------------------
 RUSSELL 2000 INDEX                  -       -2.54%       11.87%      13.77%
------------------------------------------------------------------------------

FEES AND EXPENSES

     As an investor in the Fund, you will pay the following fees and expenses.


 SHAREHOLDER FEES
 (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

 None

 ANNUAL FUND OPERATING EXPENSES
 (FEES PAID FROM FUND ASSETS)


 Management Fees                                                    1.00%
------------------------------------------------------------------------------
 Rule 12b-1 fee                                                     None
------------------------------------------------------------------------------
 Other expenses                                                     0.01%
------------------------------------------------------------------------------
 Total annual Fund operating expenses                               1.01%
------------------------------------------------------------------------------


     EXAMPLE

     Use this table to compare fees and expenses of the Fund with those of other funds. It illustrates the amount of fees and expenses you would pay assuming:

     -    $10,000 investment in the Fund
     -    5% annual return
     -    redemption at the end of each period
     -    no changes in the Fund's operating expenses

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                      1         3         5         10
                    Year      Years     Years      Years
                    $103      $322      $558       $1,236

INVESTMENT OBJECTIVES, POLICIES AND RISKS

INVESTMENT OBJECTIVES AND POLICIES

     HOW DO THE FUNDS SELECT EQUITY INVESTMENTS?

     While the Funds emphasize investments in growth companies, the Funds also may invest in other companies that are not traditionally considered to be growth companies, such as emerging growth companies and cyclical and semi-cyclical companies in developing economies, if the Investment Manager believes that such companies have above-average growth potential.

     When the Investment Manager analyzes a specific company it evaluates the fundamental value of each enterprise as well as its prospects for growth. In most cases, these companies have one or more of the following characteristics:

               -    Superior management
               -    Strong balance sheets
               -    Differentiated or superior products or services
               -    Substantial capacity for growth in revenue through either an expanding market or expanding market share
               -    A strong commitment to research and development
                    A steady stream of new products or services

     The Funds do not seek current income, and do not restrict their investments to companies with a record of dividend payments.

     When evaluating foreign companies, the Investment Manager may also consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook, and interest rate environment for the country and the region in which the company is located, as well as other factors it deems relevant.

     In addition to traditional research activities, the Investment Manager uses research produced by its Grassroots -Registered Trademark- Research operating group. Grassroots -Registered Trademark- Research prepares research reports based on field interviews with customers, distributors, and competitors of the companies that the Investment Manager follows. The Investment Manager believes that Grassroots -Registered Trademark- Research can be a valuable adjunct to its traditional research efforts by providing a "second look" at companies in which the Funds might invest and by checking marketplace assumptions about market demand for particular products and services.


     WHAT KINDS OF EQUITY SECURITIES DO THE FUNDS INVEST IN?

     The Funds invest primarily in common stocks. Subject to the restrictions described above, the Funds may invest in companies of any size. Common stocks represent the basic equity ownership interests in a company.

     The Funds may also invest in other equity and equity-related securities. These include preferred stock, convertible preferred stock, convertible debt obligations, warrants or other rights to acquire stock.

OTHER INVESTMENT PRACTICES


     DO THE FUNDS HEDGE THEIR INVESTMENTS?

     Each Fund may purchase and sell stock index futures contracts and options on those futures contracts as a hedge against changes in market conditions that may result in changes in the value of the Fund's portfolio securities and not for speculation.

DO THE FUNDS INVEST IN FOREIGN SECURITIES?


     Each Fund may invest up to 10% of its total assets in the following types of foreign equity and equity-related securities:


- Securities of companies that are organized or headquartered outside the United States, or that derive at least 50% of their total revenue outside the U.S.


- Securities that are principally traded outside the United States, regardless of where the issuer of such securities is organized or headquartered or where its operations principally are conducted


-    American Depositary receipts


- Securities of other investment companies investing primarily in such equity and equity-related foreign securities


     Such investments are not currently a principal investment technique for either Fund. However, if foreign securities present attractive investment opportunities, either Fund may increase the percentage of its total assets in foreign securities, subject to the limits described above.




     DO THE FUNDS INVEST IN OTHER INVESTMENT COMPANIES?

     The laws of some foreign countries may make it difficult or impossible for a Fund to invest directly in issuers organized or headquartered in those countries, or may limit such investments. The only practical means of investing in such companies may be through investment in other investment companies that in turn are authorized to invest in the securities of such issuers. In these cases and in other appropriate circumstances, and subject to the restrictions referred to above regarding investments in companies organized or headquartered in foreign countries, each Fund may invest up to 10% of the value of its total assets in other investment companies but, no more than 5% of the value of its total assets in any one investment company. However, no Fund may acquire more than 3% of the outstanding voting securities of any other investment company.

     If a Fund invests in other investment companies, it will bear its proportionate share of any management or administration fees and other expenses in addition to the Fund's own expenses.

     WHAT ARE THE FUNDS' INVESTMENT POLICIES IN UNCERTAIN MARKETS?

     When the Investment Manager believes a Fund should adopt a temporary defensive posture, including periods of international, political or economic uncertainty, each Fund may hold all or a substantial portion of its assets in cash or cash equivalent investments, U.S. Government obligations, non-convertible preferred stocks, and non-convertible corporate bonds with a remaining maturity of less than one year. During these periods, a Fund may not achieve its investment objective.

     WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT INVESTMENT PRACTICES?


     The Statement of Additional Information ("SAI") has more detailed information about the investment practices described in this Prospectus as well as information about other investment practices used by the Investment Manager.

CHANGING THE FUNDS' INVESTMENT OBJECTIVES AND POLICIES

     Each Fund's investment objective of long term capital appreciation is a fundamental policy that may not be changed without stockholder approval. However, except as otherwise indicated in this Prospectus or the SAI, each Fund's other investment policies and restrictions are not fundamental and may be changed without stockholder approval.


    The various percentage and market capitalization limitations referred to in this Prospectus and the SAI apply immediately after a purchase or initial investment. Except as specifically indicated to the contrary, a Fund is not required to sell any security in its portfolio as a result of a change resulting from market fluctuations.


INVESTMENT RISKS

     Your investment in the Funds is subject to a variety of risks, including those described below. See the SAI for further information about these and other risks.

     EQUITY INVESTMENTS

     Prices of equity securities fluctuate based on changes in the issuer's financial condition and prospects and on overall market and economic conditions.

     SMALL COMPANIES

     Investments in small companies may involve greater risks than investments in larger companies, and may be speculative. The securities of small companies, as a class, have had periods of more favorable results, and periods of less favorable results, than securities of larger companies as a class. In addition, small companies in which a Fund may invest may have limited or unprofitable operating histories, limited financial resources and inexperienced management. They often face competition from larger or more established firms that have greater resources. Small companies may have less ability to raise additional capital, and may have a less diversified product line (making them susceptible to market pressure), than larger companies. Securities of small and unseasoned companies are often less liquid than securities of larger companies and are frequently traded in the over-the-counter market or on regional exchanges where low trading volumes may result in erratic or abrupt price movements. Selling these securities may
take an extended period of time.   As a result, to the extent a Fund invests
in small companies, its net asset value may be more volatile than would otherwise be the case.

     FOREIGN SECURITIES

     Investing in foreign securities involves significant risks, some of which are not typically associated with investing in securities of U.S. issuers. For example, the value of investments in such securities may fluctuate based on changes in the value of one or more foreign currencies relative to the U.S. dollar. In addition, information about foreign issuers may be less readily available than information about domestic issuers. Foreign issuers generally are not subject to accounting, auditing and financial reporting standards, or to other regulatory practices and requirements, comparable to U.S. issuers. Furthermore, certain foreign countries may be politically unstable, expropriate or nationalize assets, revalue currencies, impose confiscatory taxes, and limit foreign investment and use or removal of funds or other assets of a Fund (including the withholding of dividends and limitations on the repatriation of currencies). A Fund may also face difficulties or delays in obtaining or enforcing judgments.

     Most foreign securities markets have substantially less volume than U.S. markets, and the securities of many foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. There is generally less government regulation of securities markets, securities exchanges, securities dealers, and listed and unlisted companies in foreign countries than in the United States. Foreign markets also have different clearance and settlement procedures, and at times in certain markets settlements have not been able to keep pace with the volume of securities transactions, making it difficult to conduct and complete transactions. In addition, the costs associated with transactions in securities of foreign companies and securities traded on foreign markets, and the expense of maintaining custody of these securities with foreign custodians, generally are higher than in the U.S.

     FUTURES TRANSACTIONS

     The use of stock index futures and options on futures is a highly specialized activity, and the success of any such operations by a Fund is not assured. Gains and losses in such transactions depend upon the Investment Manager's ability to predict correctly the direction of stock prices and other factors. Although hedging operations could reduce the risk of loss due to a decline in the value of the hedged portfolio, they could also limit the potential gain from an increase in the value of the portfolio.

YEAR 2000

     Many computer programs employed throughout the world use two digits rather than four to identify the year. These programs, if not adapted, will not correctly handle the change from "99" to "00" on January 1, 2000, and will not be able to perform necessary functions critical to the Funds' operations. The "Year 2000 issue" affects all companies and organizations.

     The Year 2000 issue may also adversely affect the companies in which the Funds invest. For example, companies may incur substantial costs to address the problem. They may also suffer losses caused by corporate and governmental data processing errors. To the extent the impact of a portfolio holding is negative, the Funds' investment return could be adversely affected.

     The Investment Manager has advised the Fund that it is implementing a plan intended to ensure that its computer systems are not adversely affected by the Year 2000 issue. The Fund understands that their key service providers are taking steps to address the issue as well. The Fund and the Investment Manager will continue to monitor developments relating to this issue but do not anticipate that the Year 2000 issue will have an adverse effect on the Investment Manager's or other service providers' ability to provide services to the Funds.

EURO INTRODUCTION

     On January 1, 1999, the European Union introduced a single European currency, the Euro. The Investment Manager and other key service providers have taken steps to address Euro-related issuers and their impact on the Funds' operations. These included upgrading their computer and bookkeeping systems to deal with the conversion. The Funds have not experienced any adverse operational effects resulting from the Euro conversion nor has the conversion caused any apparent market disruptions. The Funds and the Investment Manager will continue to monitor the effects of the conversion on the markets and issuers in which the Funds invest.


     As a multinational currency, the value of the Euro may fluctuate relative to the U.S. Dollar; such fluctuations, as with any other currency, may cause the Fund's net asset value to fluctuate as well. Because the Euro will be implemented over the next three years, its overall effect cannot be determined with certainty.

ORGANIZATION AND MANAGEMENT

THE FUNDS AND THE INVESTMENT MANAGER

     The Funds are series of Dresdner RCM Capital Funds, Inc. (the "Company").

     Dresdner RCM Global Investors LLC, with principal offices at Four Embarcadero Center, San Francisco, California 94111, is the investment manager of the Funds. The Investment Manager manages each Fund's investments, provides various administrative services, and supervises each Fund's business.

     The Investment Manager provides investment supervisory services to institutional and individual clients. It was established in December of 1998 and is the successor to the business of its holding company, Dresdner RCM Global Investors US Holdings LLC. The Investment Manager was originally formed as Rosenberg Capital Management in 1970, and it and its successors have been consistently in business since then. The Investment Manager is an indirect wholly owned subsidiary of Dresdner Bank AG ("Dresdner"), an international banking organization with principal executive offices in Frankfurt, Germany.

THE PORTFOLIO MANAGERS

     GROWTH EQUITY FUND

     John A. Kriewall and Gary B. Sokol are primary portfolio managers of the Growth Equity Fund. Mr. Kriewall has managed one or more of the Growth Equity Fund's portfolios since 1987 and was one of the primary portfolio managers of the Small Cap Fund from 1992-1997. He is a Managing Director of the Investment Manager, with which he has been associated since 1973. Mr. Sokol was a primary portfolio manager of the Small Cap Fund from 1992-1997. He is a Managing Director of the Investment Manager, with which he has been associated since 1988.

     SMALL CAP FUND

     G. Nicholas Farwell and Matthew L. Blazei are primary portfolio managers of the Small Cap Fund. Mr. Farwell was a primary portfolio manager of the Growth Equity Fund from 1984-1997. He is a Managing Director of the Investment Manager, with which he has been associated since 1980. Mr. Blazei has research and management responsibilities for small cap securities and is a Director of the Investment Manager, with which he has been associated since 1992.

MANAGEMENT FEES AND OTHER EXPENSES

     Each Fund pays the Investment Manager a fee pursuant to an investment management agreement. The Growth Equity Fund and the Small Cap Fund each pay a monthly fee to the Investment Manager at the annual rate of 0.75% and 1.00% of their average daily net assets, respectively.

     Each Fund pays its own brokerage and commission expenses, taxes, interest charges on any borrowings, custodial charges and expenses, and investment management fees. The Investment Manager pays all other ordinary operating expenses (e.g., legal and audit fees, securities registration expenses, and compensation of directors who are not affiliated with the Investment Manager).

THE DISTRIBUTOR

     Funds Distributor, Inc. ("FDI" or the "Distributor"), with principal offices at 60 State Street, Suite 1300, Boston, Massachusetts 02109, acts as distributor of shares of the Funds. The Distributor provides mutual fund distribution services to registered investment companies, and is an indirect wholly owned subsidiary of Boston Institutional Group, Inc., which is not affiliated with the Investment Manager or Dresdner.

STOCKHOLDER INFORMATION



PURCHASING SHARES


     The Company currently offers shares of the Funds solely to institutions and individuals who have entered into an investment management agreement or investment advisory agreement with the Funds' Investment Manager. The Company expects to continue this policy in the future. The Investment Manager may for discretionary account clients be authorized to determine the amount and timing of purchase and redemption of shares of the Funds held by such clients, subject only to general authorizations and guidelines of those clients. (See, "Investment by Employee Benefit Plans" in the SAI).


OPENING YOUR ACCOUNT OR ADDING TO AN EXISTING ACCOUNT


     The minimum amount for initial investments in each Fund is $10,000 ($1,000 for additional investments). Minimum subsequent investment requirements do not apply to investors purchasing shares through the Funds' automatic dividend reinvestment plan. The Company reserves the right at any time to waive, increase, or decrease the minimum requirements applicable to initial or subsequent investments.


     All purchase orders for Fund shares must be accompanied by a subscription form. Subscription forms can be obtained by calling 1-800-726-7240. The Company reserves the right to cancel any purchase order for which payment has not been received by the third business day following the order.


     Confirmation statements showing transactions in your account and a summary of the status of the account serve as evidence of ownership of shares in a Fund. Confirmation statements will be forwarded to you on receipt of a proper order.


WIRE PURCHASES


- After placing your purchase order, instruct your bank to wire the amount of your investment to:


          State Street Bank and Trust Company
          Routing Number: 011000028
          Account Number: 9905-268-0
          FCC: your account number, name of registered owner(s) and Fund name


- Once you have signed and returned the subscription form, instruct your bank to wire the amount of your investment as described above. Money that is wired without a subscription form may be returned uninvested.


CHECK PURCHASES


- Make out a check for the investment amount payable to Dresdner RCM [insert name of the Fund]. Please note: No third party checks will be accepted.


Mail the check with a completed subscription form to:


          Dresdner RCM Capital Funds
          P.O. Box 8025
          Boston, MA  02266-8025


WITH SECURITIES


     At its discretion, the Company may accept securities of equal value instead of cash in payment of all or part of the subscription price for Fund shares. Contact the Fund in advance to discuss the securities in question and the documentation necessary to complete the transaction. Any such securities:


- Will be valued at the close of regular trading on the New York Stock Exchange on the day of acceptance of the subscription in accordance with the Fund's method of valuing shares;


-  Will have a tax basis to the Fund equal to such value;


-  Must not be restricted securities; and


- Must be permitted to be purchased in accordance with the Fund's investment objective and policies and must be securities that the Fund would be willing to purchase at that time.


SELLING SHARES


- Obtain a redemption form by calling 1-800-726-7240. Please include the following information:


          The name of the registered owner(s) of the account'
          The name of the Fund
          The account number
          The number of shares or the dollar amount you want to sell
          The recipient's name and address or wire information (if different from those of the account registration)


- Please indicate whether you want the cash proceeds sent by check or by wire and make sure that all registered owners or their authorized parties sign the form.


-  Mail the form at the above referenced address.


OTHER STOCKHOLDER SERVICES AND ACCOUNT POLICIES

BUSINESS HOURS AND NAV CALCULATIONS

     Each Fund's regular business days and hours are the same as those of the New York Stock Exchange (NYSE). The price of each Fund's shares is based on its net asset value per share (NAV). Each Fund calculates its NAV every business day as of the close of trading on the NYSE (normally 4:00 p.m. Eastern time). Shares of the Funds will not be priced on days on which the NYSE is closed for trading. The NYSE is closed for trading on national holidays and weekends. A Fund's securities are typically priced using market quotes or pricing services. When these methods are not available or do not represent a security's value at the time of pricing, the security is valued using the Fund's fair valuation procedures.

TIMING OF ORDERS

     Each Fund accepts orders until the close of trading on the NYSE every business day. Orders received before the close of trading on the NYSE are executed the same day at the Fund's NAV for that day. Orders received after the close of trading on the NYSE are executed the following day at that day's NAV. Each Fund has the right to suspend redemption of shares and to postpone payment of proceeds for up to seven days or as permitted by law.

     We may suspend the right of redemption or the date of payment for more than seven days after shares are tendered for redemption, for any period during which

- the New York Stock Exchange is closed (other than a customary weekend or holiday closing) or the SEC determines that trading thereon is restricted;

- an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of securities it owns is not reasonably practical, or as a result of which it is not reasonably practical for the Fund fairly to determine the value of its net assets; or

- the SEC by order permits such suspension for the protection of stockholders.

TIMING OF SETTLEMENTS

     When you buy shares of a Fund, you will become the owner of record when the Fund receives your payment, generally three days following execution. When you sell shares, cash proceeds are generally available three days following execution and will be forwarded according to your instructions.

     When you sell shares that you recently purchased by check, your order will be executed at the Fund's next NAV but the proceeds will not be available until your check clears. This may take up to 15 days from the purchase date. Upon execution of the redemption order, a confirmation statement will be forwarded to you indicating the number of shares sold and the proceeds thereof. Delays in the receipt of redemption proceeds may be avoided if shares are purchased through the use of wire transferred funds or other methods which do not entail a clearing delay in a Fund receiving "good funds" for its use.

ACCOUNTS WITH BELOW-MINIMUM BALANCES

     If your account balance in a Fund falls below the $10,000 minimum required by a Fund as a result of selling shares (and not because of Fund performance), we reserve the right to ask you to buy more shares of the Fund or close your account. If your account balance is still below the minimum 90 days after notification, we reserve the right to close out your account and send the proceeds to the address of record.

AUTOMATIC REINVESTMENT

     We will reinvest each income dividend and capital gain distribution declared by a Fund in full and fractional shares of the same Fund, unless you or your duly authorized agent elects to receive all such payments, or only the dividend or distribution portions, in cash. We will base such reinvestment on the Fund's NAV as determined on the ex-dividend date. You or your authorized agent may request changes in the manner in which dividend and distribution payments are made through written notice to the Fund. This request will be effective as to any subsequent payment if it is received prior to the record date used for determining your payment. Any dividend and distribution election will remain in effect until you notify the Fund in writing to the contrary.

ACCOUNT STATEMENTS

     Stockholder accounts are opened in accordance with your registration instructions. Transactions in the account, such as additional investments and dividend reinvestments, will be reflected on regular confirmation statements.

REPORTS TO STOCKHOLDERS

     Each Fund's fiscal year ends on December 31. Each Fund will issue to its stockholders semi-annual and annual reports. In addition, stockholders will receive quarterly statements of the status of their accounts reflecting all transactions having taken place within that quarter. In order to reduce duplicate mailings and printing costs, each Fund will provide one annual and semi-annual report and annual prospectus per household. Information regarding the tax status of income dividends and capital gains distributions will be mailed to stockholders on or before January 31st of each year. Account tax information will also be sent to the IRS.

REDEMPTION

     Redemption payments will be made wholly in cash unless the Board of Directors believes that unusual conditions exist which would make such payment detrimental to the best interests of the pertinent Fund. Under such circumstances, payment of the redemption price could be made in whole or in part in portfolio securities. You would incur brokerage costs to sell such securities.

DIVIDENDS, DISTRIBUTIONS AND TAXES

     Each Fund's dividends and distributions consist of most or all of its net investment income and net realized capital gains. They are typically paid once per year in December. The amount depends on the Fund's investment results and its tax compliance situation. Dividends and distributions normally are reinvested in additional Fund shares. You may instruct your financial professional or the Fund to have them sent to you by check or credited to a separate account.

     The Funds are designed as investments for employee benefit plans and other tax-exempt investors. Although taxable individuals and institutions are permitted to invest in each Fund, prospective taxable investors need to be aware that the Investment Manager will not consider the tax effect of capital gain or loss recognition or any difference in the treatment of long- and short-term capital gains when making investment decisions for the Funds' portfolios.


     If you are an individual (or certain other non-corporate) stockholder, we have to withhold 31% of all dividends, capital gain distributions and redemption proceeds we pay to you if: (a) you have not given us a certified correct taxpayer identification number and (b) except with respect to redemption proceeds, have not certified that backup withholding does not apply. Amounts we withhold are applied to your federal tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in an overpayment of taxes. Distributions of our taxable income and net capital gain to non-resident alien individuals, non-resident alien fiduciaries of trusts of estate, foreign corporations, or foreign partnerships may also be subject to U.S. withholding tax, although distributions of net capital gain to such stockholders generally will not be subject to withholding.

     We may be required to pay income, withholding and other taxes imposed by foreign countries, generally at rates from 10% to 40%, which would reduce our investment income. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. We may "pass through" to you the amount of foreign income taxes we pay, if it is in the best interests of stockholders. If we do so, you will be required to include in your gross income your pro-rata share of foreign taxes we paid, and you will be able to treat such taxes as either an itemized deduction or a foreign credit against U.S. income taxes on your tax returns. If we do not do so, you will not be able to deduct your share of such taxes in computing your taxable income and will not be able to take your share of such taxes as a credit against your U.S. income taxes.

     In general, selling shares for cash, exchanging shares, and receiving distributions (whether reinvested or taken in cash) are all taxable events. These transactions typically create the following tax liabilities for taxable accounts:

 TRANSACTION                              TAX STATUS
 ----------------------------------------------------------------------------
 Income dividends                         Ordinary income
 ----------------------------------------------------------------------------
 Short-term capital gains distributions   Ordinary income rates
 ----------------------------------------------------------------------------
 Long-term capital gains distributions    Capital gains
 ----------------------------------------------------------------------------
 Sales  or  exchanges of shares owned     Capital gains or losses
 for more than one year
 ----------------------------------------------------------------------------
 Sales  or  exchange  of shares owned     Gains are taxed at ordinary income
 for one year or less                     rates; losses are subject to
                                          special rules
 ----------------------------------------------------------------------------

     Dividends and other distributions generally are taxable to you at the time they are received. However, dividends declared in October, November and December by the Funds and made payable to you in such a month are treated as paid and are thereby taxable as of December 31, provided that the Funds pay the dividend no later than January 31 of the following year.

     If you purchase a Fund's shares shortly before the record date for a dividend or other distribution thereon, you will pay full price for the shares. This is known as "buying a distribution" because you will receive some portion of your purchase price back as a distribution even though, because the amount of the dividend or other distribution reduces the shares' net asset value, it actually represents a return of invested capital. Depending on your taxpayer status, that distribution may be taxable.

     You will receive, after the end of each year, full information on dividends, capital gain distributions and other reportable amounts with respect to your shares of a Fund for tax purposes. This includes information such as the portion taxable as capital gains and the amount of dividends, if any, eligible for the federal dividends-received deduction for corporate taxpayers.

     Foreign stockholders may be subject to special withholding requirements. A penalty is charged on certain pre-retirement distributions from retirement accounts. Consult your tax adviser about the federal, state and local tax consequences in your particular circumstances.

     The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor's tax circumstances are unique, please consult your tax professional about your investment in a Fund.

FINANCIAL HIGHLIGHTS
The following financial highlights tables show the Funds' financial performance for the past 5 fiscal years. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the Funds' Annual Report, which is available upon request and incorporated by reference into the SAI.


DRESDNER RCM GROWTH EQUITY FUND
For a share outstanding during the fiscal year ended December 31:


                                                                                   1996
                                                   1998 (2)        1997 (2)       (1)(2)          1995          1994
                                                  ---------       ---------      ---------     ---------     ---------
Per Share Operating Performance:
  Net asset value, beginning of period            $    6.23       $    6.40      $    9.13     $    7.89     $   10.42
                                                  ---------       ---------      ---------     ---------     ---------
  Income from investment operations:
    Net investment income (loss)                         --           (0.01)         (0.01)         0.02          0.03
    Net realized and unrealized gain on
      investments                                      0.81            1.08           1.59          2.66          0.01
                                                  ---------       ---------      ---------     ---------     ---------
  Total from investment operations                     0.81            1.07           1.58          2.68          0.04
                                                  ---------       ---------      ---------     ---------     ---------
  Less distributions:
    From net investment income                           --              --             --         (0.02)        (0.03)
    From net realized gain on investments             (1.17)          (1.24)         (4.31)        (1.42)        (2.54)
                                                  ---------       ---------      ---------     ---------     ---------
      Total distributions                             (1.17)          (1.24)         (4.31)        (1.44)        (2.57)
                                                  ---------       ---------      ---------     ---------     ---------
Net asset value, end of year                      $    5.87       $    6.23      $    6.40     $    9.13     $    7.89
                                                  ---------       ---------      ---------     ---------     ---------
                                                  ---------       ---------      ---------     ---------     ---------
Total Return (3)                                      15.06%          17.50%         19.07%        34.53%         0.76%
                                                  ---------       ---------      ---------     ---------     ---------
                                                  ---------       ---------      ---------     ---------     ---------
Ratios and supplemental data:
Net assets, end of period (in millions)           $     975       $     961      $     896     $   1,325     $   1,365
                                                  ---------       ---------      ---------     ---------     ---------
                                                  ---------       ---------      ---------     ---------     ---------
Ratio of operating expenses to average net
  assets                                               0.76%           0.76%          0.84%         0.76%         0.83%
                                                  ---------       ---------      ---------     ---------     ---------
                                                  ---------       ---------      ---------     ---------     ---------
Ratio of net investment income to average
  net assets                                          (0.01)%         (0.17)%        (0.12)%        0.22%         0.22%
                                                  ---------       ---------      ---------     ---------     ---------
                                                  ---------       ---------      ---------     ---------     ---------
Portfolio turnover                                   168.24%         155.10%        115.89%        96.46%       111.06%
                                                  ---------       ---------      ---------     ---------     ---------
                                                  ---------       ---------      ---------     ---------     ---------


----------------------------------------
(1) Stock split 25:1 at the close of business on June 17, 1996. All prior period per share amounts were restated to reflect the stock split.
(2)  Calculated using the average share method.
(3) Total return measures the change in value of an investment over the period indicated.

DRESDNER RCM SMALL CAP FUND
For a share outstanding during the fiscal year ended December 31:


                                                                                   1996
                                                   1998 (2)        1997 (2)       (1)(2)          1995          1994
                                                  ---------       ---------      ---------     ---------     ---------
Per Share Operating Performance:
  Net asset value, beginning of period            $   11.66       $   11.77      $    11.35    $    9.42     $   10.41
                                                  ---------       ---------      ---------     ---------     ---------
  Income from investment operations:
    Net investment loss                               (0.07)          (0.08)          (0.08)       (0.04)        (0.04)
    Net realized and unrealized gain (loss) on
      investments                                        --(3)         2.29            3.82         3.21         (0.20)
                                                  ---------       ---------      ---------     ---------     ---------
  Total from investment operations                    (0.07)           2.21            3.74         3.17         (0.24)
                                                  ---------       ---------      ---------     ---------     ---------
  Less distributions:
    From net realized gain on investments             (2.23)          (2.32)          (3.32)       (1.24)        (0.75)
                                                  ---------       ---------      ---------     ---------     ---------
Net asset value, end of year                      $    9.36       $   11.66      $    11.77    $   11.35     $    9.42
                                                  ---------       ---------      ---------     ---------     ---------
                                                  ---------       ---------      ---------     ---------     ---------
Total Return (4)                                       1.11%          19.49%          34.39%       34.08%        (2.16)%
                                                  ---------       ---------      ---------     ---------     ---------
                                                  ---------       ---------      ---------     ---------     ---------
Ratios and supplemental data:
Net assets, end of period (in millions)           $     558       $     661      $      569    $     410     $     416
                                                  ---------       ---------      ---------     ---------     ---------
                                                  ---------       ---------      ---------     ---------     ---------
Ratio of operating expenses to average net
  assets                                               1.01%           1.02%           1.00%        1.01%         1.11%
                                                  ---------       ---------      ---------     ---------     ---------
                                                  ---------       ---------      ---------     ---------     ---------
Ratio of net investment income to average
  net assets                                          (0.61)%         (0.68)%         (0.58)%      (0.22)%       (0.33)%
                                                  ---------       ---------      ---------     ---------     ---------
                                                  ---------       ---------      ---------     ---------     ---------
Portfolio turnover                                   131.85%         117.64%         117.00%       83.91%       117.71%
                                                  ---------       ---------      ---------     ---------     ---------
                                                  ---------       ---------      ---------     ---------     ---------


----------------------------------------
(1) Stock split 12:1 at the close of business on June 17, 1996. All prior period per share amounts were restated to reflect the stock split.
(2)  Calculated using the average share method.
(3) The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
(4) Total return measures the change in value of an investment over the period indicated.

[Back Page]


For more information about Dresdner RCM Capital Funds, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS:

     The Funds' annual and semiannual reports to shareholders contain detailed information on each Fund's investments. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

     The SAI provides more detailed information about the Funds, including operations and investment policies. It is incorporated by reference and is legally considered as part of this Prospectus.

     You can get free copies of the reports and the SAI, or request other information and discuss your questions about the Funds, by contacting us at:

          Dresdner RCM Capital Funds
          Four Embarcadero Center
          San Francisco, CA  94111
          Telephone 1-800-726-7240

     You can review the Funds' Reports and SAI at the Public Reference Room of the Securities and Exchange Commission. You can also get copies:

     - For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009 or calling 1-800-SEC-0330.

     -    Free from the Commission's Website at http://www.sec.gov.
                                                ------------------


Investment Company Act file no. 811-2913.

                                            Dresdner RCM Capital Funds, Inc.
                                            P.O. Box 8025
                                            Boston, Massachusetts 02266-8025
                                            (800) 726-7240



DRESDNER RCM GROWTH EQUITY FUND
DRESDNER RCM SMALL CAP FUND


                        STATEMENT OF ADDITIONAL INFORMATION

                                    May 3, 1999


Dresdner RCM Growth Equity Fund (the "Growth Equity Fund") and Dresdner RCM Small Cap Fund (the "Small Cap Fund") are series of Dresdner RCM Capital Funds, Inc. (the "Company"), an open-end management investment company. The Company presently consists of three series, two of which are discussed in this SAI. The Funds' investment manager is Dresdner RCM Global Investors LLC (the "Investment Manager"). Both the Growth Equity Fund and the Small Cap Fund (together, "the Funds") are diversified.


This Statement of Additional Information ("SAI") is not a prospectus, and should be read in conjunction with the Prospectus of the Funds dated May 3, 1999. The Prospectus may be obtained without charge by writing or calling the Company at the address and phone number above.




Incorporated herein by reference are the financial statements of the Fund contained in the Fund's Annual Report to Shareholders for the year ended December 31, 1998, including the Report of Independent Accountants dated February 22, 1999, the Statement of Assets and Liabilities, including the Portfolio of Investments and the related Statement of Operations, Statement of Changes in Net Assets, and the Financial Highlights. Copies of the Fund's Annual and Semi-Annual Reports to Shareholders will be available upon request, by calling (800) 726-7240, or by writing to Four Embarcadero Center, San Francisco, CA 94111.

TABLE OF CONTENTS

                                                                            Page
     Investment Objectives and Policies. . . . . . . . . . . . . . . . . . . . 1
     Risk Considerations . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
     Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . . . .13
     Execution of Portfolio Transactions . . . . . . . . . . . . . . . . . . .16
     Directors and Officers. . . . . . . . . . . . . . . . . . . . . . . . . .18
     Control Persons and Principal Holders of Securities . . . . . . . . . . .21
     Investment by Employee Benefit Plans. . . . . . . . . . . . . . . . . . .21
     The Investment Manager. . . . . . . . . . . . . . . . . . . . . . . . . .23
     The Distributor . . . . . . . . . . . . . . . . . . . . . . . . . . . . .26
     The Administrator . . . . . . . . . . . . . . . . . . . . . . . . . . . .26
     Other Service Providers . . . . . . . . . . . . . . . . . . . . . . . . .26
     Net Asset Value . . . . . . . . . . . . . . . . . . . . . . . . . . . . .26
     Purchase and Redemption of Shares . . . . . . . . . . . . . . . . . . . .27
     Dividends, Distributions and Tax Status . . . . . . . . . . . . . . . . .28
     Investment Results. . . . . . . . . . . . . . . . . . . . . . . . . . . .30
     General Information . . . . . . . . . . . . . . . . . . . . . . . . . . .32
     Additional Information. . . . . . . . . . . . . . . . . . . . . . . . . .33
     Financial Statements. . . . . . . . . . . . . . . . . . . . . . . . . . .34

INVESTMENT OBJECTIVES AND POLICIES


INVESTMENT CRITERIA

     In evaluating particular investment opportunities, the Investment Manager may consider such other factors, in addition to those described in the Prospectus, as the anticipated economic growth rate, the political outlook, the anticipated inflation rate, the currency outlook, and the interest rate environment for the country and the region in which a particular issuer is located. When the Investment Manager believes it would be appropriate and useful, the Investment Manager's personnel may visit the issuer's headquarters and plant sites to assess an issuer's operations and to meet and evaluate its key executives. The Investment Manager also will consider whether other risks may be associated with particular securities.

INVESTMENT IN FOREIGN SECURITIES

     Each Fund may invest up to 10% of its total assets in foreign securities, including securities of issuers that are organized or headquartered in emerging market countries. The securities markets of many countries have at times in the past moved relatively independently of one another due to different economic, financial, political, and social factors. In seeking to achieve the investment objectives of the Funds, the Investment Manager allocates the Funds' assets among securities of countries and in currency denominations where it expects opportunities for meeting the Funds' investment objectives to be the most attractive, subject to the percentage limitations set forth in the Prospectus. In addition, from time to time a Fund may strategically adjust its investments among issuers based in various countries and among the various equity markets of the world in order to take advantage of diverse global opportunities, based on the Investment Manager's evaluation of prevailing trends and developments, as well as on the Investment Manager's assessment of the potential for capital appreciation (as compared to the risks) of particular companies, industries, countries, and regions.

     INVESTMENT IN DEVELOPED FOREIGN COUNTRIES. Each of the Funds may invest in securities of foreign companies that are organized or headquartered in developed foreign countries. A Fund may not be invested in all developed foreign countries at one time, and may not invest in particular developed foreign countries at any time, depending on the Investment Manager's view of the investment opportunities available.

     Although these countries have developed economies, even developed countries may be subject to periods of economic or political instability. For example, efforts by the member countries of the European Union to eliminate internal barriers to the free movement of goods, persons, services and capital have encountered opposition arising from the conflicting economic, political and cultural interests and traditions of the member countries and their citizens. The reunification of the former German Democratic Republic (East Germany) with the Federal Republic of Germany (West Germany) and other political and social events in Europe have caused considerable economic and social dislocations. Such events can materially affect securities markets and have also disrupted the relationship of such currencies with each other and with the U.S. dollar. Similarly, events in the Japanese economy and social developments may affect Japanese securities and currency markets, as well as the relationship of the Japanese yen to the U.S. dollar. Future political, economic and social developments can be expected to produce continuing effects on securities and currency markets in these and other developed foreign countries.

     INVESTMENT IN EMERGING MARKETS. Each Fund may invest in securities of companies organized or headquartered in developing countries with emerging markets. As a general matter, countries that are not considered to be developed foreign countries by the Investment Manager will be deemed to be emerging market countries. Emerging market countries include any country generally considered to be an emerging market or developing country by the World Bank, the International Finance Corporation, the United Nations or its authorities, or other recognized financial institutions. As of the date of this SAI, emerging market countries are deemed to include for purposes of this SAI, all foreign countries other than Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Luxembourg, The Netherlands, New Zealand, Norway, Singapore, Spain, Sweden,

Switzerland, and the United Kingdom. (See INVESTMENT IN DEVELOPED FOREIGN COUNTRIES.) As their economies grow and their markets grow and mature, some countries that currently may be characterized by the Investment Manager as emerging market countries may be deemed by the Investment Manager to be developed foreign countries. In the event that the Investment Manager deems a particular country to be a developed foreign country, any investment in securities issued by that country's government or by an issuer located in that country would not be subject to a Fund's overall limitations on investments in emerging market countries.

     Securities of issuers organized or headquartered in emerging market countries may, at times, offer excellent opportunities for current income and capital appreciation. However, prospective investors should be aware that the markets of emerging market countries historically have been more volatile than the markets of the United States and developed foreign countries. Thus, the risks of investing in securities of issuers organized or headquartered in emerging market countries may be far greater than the risks of investing in developed foreign markets. (See RISK CONSIDERATIONS--EMERGING MARKET SECURITIES for a more detailed discussion of the risk factors associated with investments in emerging market securities.) In addition, movements of emerging market currencies historically have had little correlation with movements of developed foreign market currencies. Prospective investors should consider these risk factors carefully before investing in a Fund. Some emerging market countries have currencies whose value is closely linked to the U.S. dollar. Emerging market countries also may issue debt denominated in U.S. dollars and other currencies.

     It is unlikely that a Fund will be invested in securities in all emerging market countries at any time. Moreover, investing in some emerging markets currently may not be desirable or feasible due to lack of adequate custody arrangements for Fund assets, overly burdensome repatriation or similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks, poor values of investments in those markets relative to investments in other emerging markets, in developed foreign markets or in the United States, or for other reasons.

CURRENCY MANAGEMENT

     Securities purchased by the Funds may be denominated in U.S. dollars, foreign currencies, or multinational currencies such as the Euro, and the Funds will incur costs in connection with conversions between various currencies. Movements in the various securities markets may be offset by changes in foreign currency exchange rates. Exchange rates frequently move independently of securities markets in a particular country. As a result, gains in a particular securities market may be affected, either positively or negatively, by changes in exchange rates, and a Fund's net currency positions may expose it to risks independent of its securities positions.

     A Fund's ability and decision to purchase or sell portfolio securities may be affected by the laws or regulations in particular countries relating to convertibility and repatriation of assets. Because the shares of the Funds are redeemable in U.S. dollars each day the Funds determine their net asset value, the Funds must have the ability at all times to obtain U.S. dollars to the extent necessary to meet redemptions. Under present conditions, the Investment Manager does not believe that these considerations will have any significant adverse effect on its portfolio strategies, although there can be no assurances in this regard.

     GENERAL CURRENCY CONSIDERATIONS. Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund's net asset value to fluctuate as well. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention, or failure to do so, by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroadTo the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

FUTURES TRANSACTIONS

     Each Fund may purchase and sell stock index futures contracts and options on such futures contracts as a hedge against changes in market conditions that may result in changes in the value of the Fund's portfolio securities and not for speculation. A stock index (such as the Standard & Poor's 500 Stock Price Index) assigns relative values to the common stocks included in the index, and the index fluctuates with changes in the market values of the common stocks so included.

     FUTURES CHARACTERISTICS. A futures contract is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by payment of the change in the cash value of index. No physical delivery of the underlying stocks in the index is made.

     Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the Fund's custodian or such other parties as may be authorized by the SEC (in the name of the futures commission merchant (the "FCM")) an amount of cash or U.S. Treasury bills which is referred to as an "initial margin" payment. The nature of initial margin in futures transactions is different from that of margin in security transactions in that a futures contract margin does not involve the borrowing of funds by a Fund to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts customarily are purchased and sold with initial margins that may range upwards from less than 5% of the value of the futures contract being traded. Subsequent payments, called "variation margin", to and from the FCM, will be made on a daily basis as the price of the underlying stock index varies, making the long and short positions in the futures contract more or less valuable. This process is known as "marking to the market." For example, when a Fund has purchased a stock index futures contract and the price of the underlying index has risen, the Fund's position will have increased in value and the Fund will receive from the FCM a variation margin payment equal to that increased value. Conversely, when a Fund has purchased a stock index futures contract and the price of the underlying index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the FCM. At any time prior to expiration of a futures contract, a Fund may elect to close the position by taking an identical position which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

     CHARACTERISTICS OF FUTURES OPTIONS. Each Fund may also purchase call options and put options on stock index futures contracts ("futures options"). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A futures option may be closed out (before exercise or expiration) by an offsetting purchase or sale of a futures option of the same series.

     PURCHASE OF FUTURES. When the Investment Manager anticipates a significant stock market or stock market sector advance, a Fund may purchase a stock index futures contract which affords a hedge against not participating in such advance at a time when the Fund is not fully invested in equity securities. Such purchase of a futures contract would serve as a temporary substitute for the purchase of individual stocks which may later be purchased (with attendant costs) in an orderly fashion. As such purchase of individual stocks are made, an approximately equivalent amount of stock index futures would be terminated by offsetting sales.

     SALE OF FUTURES. Each Fund may sell stock index futures contracts in anticipation of or during a general stock market or market sector decline that may adversely affect the market values of the Fund's portfolio of equity securities. To the extent that the Fund's portfolio of equity securities changes in value in correlation with a given stock index, the sale of futures contracts on that index would reduce the risk to the portfolio of a market decline and, by doing so, would provide an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs.

     PURCHASE OF PUT OPTIONS ON FUTURES. The purchase of put options on stock index futures contracts is analogous to the purchase of a put on individual stocks, where an absolute level of protection from price fluctuation is sought below which no additional economic loss would be incurred by a Fund. For example, put options on futures may be purchased to hedge a portfolio of stocks or a position in the futures contract upon which the put option is based against a possible decline in market value.

     PURCHASE OF CALL OPTIONS ON FUTURES. The purchase of call option on stock index futures contracts represents a means of obtaining temporary exposure to market appreciation with risk limited to the premium paid for the call option. It is analogous to the purchase of a call option on an individual stock, which can be used as a substitute for a position in the stock itself. Depending on the pricing of the option compared to either the futures contract upon which it is based, or to the price of the underlying stock index itself, the call option may be less risky, because losses are limited to the premium paid for the call option, when compared to the ownership of the underlying stock index futures contract or the underlying stock. Like the purchase of a stock index futures contract, a Fund would purchase a call option on a stock index futures contract to hedge against a market advance when the Fund is not fully invested.

     LIMITATIONS ON PURCHASE AND SALE OF FUTURES AND FUTURES OPTIONS. The Funds will not engage in transactions in stock index futures contracts or futures options for speculation, but only as a hedge against changes in the value of securities held in each Fund's portfolio, or securities which the Investment Manager intends to purchase for the portfolio, resulting from actual or anticipated changes in general market conditions. Such transactions will only be effected when, in the view of the Investment Manager, they are economically appropriate in the reduction of risks inherent in the ongoing management of a Fund's investment portfolio.

     A Fund may not purchase or sell futures contracts or purchase futures options if, immediately thereafter, more than 30% of the value of its net assets would be hedged. In addition, a Fund may not purchase or sell futures or purchase futures options if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for futures options would exceed 5% of the market value of the Fund's total assets. In Fund transactions involving futures contracts, to the extent required by applicable SEC guidelines, an amount of cash, U.S. Government securities, or other liquid debt or equity securities equal to the market value of the futures contracts will be segregated with the Fund's Custodian, or in other segregated accounts as regulations may allow, to collateralize the position and thereby to insure that the use of such futures is unleveraged. Such segregated accounts will be marked to market daily.

     REGULATORY MATTERS. The Company has filed a claim of exemption from registration of the Funds as commodity pools with the Commodity Futures Trading Commission (the "CFTC"). Each Fund intends to conduct its futures trading activity in a manner consistent with that exemption. The Investment Manager is registered with the CFTC as both a commodity pool operator and as a commodity trading advisor.

DEBT SECURITIES

     Each Fund may invest up to 20% of its total assets in U.S. Government debt obligations. The timing of purchase and sale transactions in debt obligations may result in capital appreciation or depreciation because the value of debt obligations varies inversely with prevailing interest rates. The debt obligations in which the Funds will invest will be rated, at the time of purchase, BBB or higher by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's"), or Baa or higher by Moody's Investors Service, Inc. ("Moody's") or equivalent ratings by other rating organizations, or, if unrated, will be determined by the Investment Manager to be of comparable investment quality. If the rating of an investment grade security held by a Fund is downgraded, the Investment Manager will determine whether it is in the best interests of the Fund to continue to hold the security in its investment portfolio.

     RATINGS. Credit ratings evaluate the safety of principal and interest payments of securities, not their market value. The rating of an issuer is also heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. As credit rating agencies may fail to timely change credit ratings of securities to reflect subsequent events, the Investment Manager will also monitor issuers of such securities to determine if such issuers will have sufficient cash flow and profits to meet required principal and interest payments and to assure their liquidity. In general, debt securities held by a Fund will be treated as investment grade if they are rated by at least one major rating agency in one of its top four rating categories at the time of purchase or, if unrated, are determined by the Investment Manager to be of comparable quality. Investment grade means the issuer of the security is believed to have adequate capacity to pay interest and repay principal, although certain of such securities in the lower grades have speculative characteristics, and changes in economic conditions or other circumstances may be more likely to lead to a weakened capacity to pay interest and principal than would be the case with higher rated securities.

     GOVERNMENT OBLIGATIONS. U.S. Government obligations include obligations issued or guaranteed as to principal and interest by the U.S. Government and its agencies and instrumentalities, by the right of the issuer to borrow from the U.S. Treasury, by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality, or only by the credit of the agency or instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

     The Investment Manager does not intend to purchase U.S. debt securities (other than cash-equivalent instruments with a maturity of one year or less), except on an occasional basis when the Investment Manager believes that unusually attractive investments are available.

CONVERTIBLE SECURITIES AND WARRANTS

     Each Fund may invest in convertible securities and warrants. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.

     As a matter of operating policy, no Fund will invest more than 10% of its net assets in warrants. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt, securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised) resulting in a loss of the Fund's entire investment therein.

SYNTHETIC CONVERTIBLE SECURITIES

     Each Fund may invest in "synthetic" convertible securities, which are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables a Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Fund only invests in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or Standard & Poor's and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

PREFERRED STOCK

     Each Fund may purchase preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid prior to payment of dividends on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of the holders of preferred stock on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

BORROWING MONEY


     From time to time, it may be advantageous for a Fund to borrow money rather than sell portfolio securities to raise the cash to meet redemption requests. In order to meet such redemption requests, each Fund may borrow from banks or enter into reverse repurchase agreements. Each Fund may also borrow up to 5% of the value of its total assets for temporary or emergency purposes other than to meet redemptions. However, the Funds will not borrow money for leveraging purposes. A Fund may continue to purchase securities while borrowings are outstanding. The 1940 Act permits a Fund to borrow only from banks and only to the extent that the value of its total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including the proposed borrowing), and requires the Fund to take prompt action to reduce its borrowings if this limit is exceeded. For the purpose of the 300% borrowing limitation, reverse repurchase transactions are considered to be borrowings.


     A reverse repurchase agreement involves a transaction by which a borrower (such as a Fund) sells a security to a purchaser (a member bank of the Federal Reserve System or a broker-dealer deemed creditworthy pursuant to standards adopted by the Board of Directors of the Company (the "Board of Directors"), and simultaneously agrees to repurchase the security at an agreed-upon price on an agreed-upon date within a number of days (usually not more than seven) from the date of purchase.

LENDING PORTFOLIO SECURITIES

     Each Fund is authorized to make loans of portfolio securities, for the purpose of realizing additional income, to broker-dealers or other institutional investors deemed creditworthy pursuant to standards adopted by its Board of Directors. The borrower must maintain with the Fund's custodian collateral consisting of cash, U.S. Government securities or other liquid debt or equity securities equal to at least 100% of the value of the borrowed securities, plus any accrued interest. The Fund will receive any interest paid on the loaned securities, and a fee and/or a portion of the interest earned on the collateral, less any fees and administrative expenses associated with the loan.

ILLIQUID SECURITIES

     Each Fund may invest up to 5% of the value of its net assets in illiquid securities. Securities may be considered illiquid if a Fund cannot reasonably expect to receive approximately the amount at which the Fund values such securities within seven days. The Investment Manager has the authority to determine whether certain securities held by a Fund are liquid or illiquid pursuant to standards adopted by the Board of Directors.

     The Investment Manager takes into account a number of factors in reaching liquidity decisions, including, but not limited to: the listing of the security on an exchange or national market system; the frequency of trading in the security; the number of dealers who publish quotes for the security; the number of dealers who serve as market makers for the security; the apparent number of other potential purchasers; and the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited, and the mechanics of transfer).

     The Funds' investments in illiquid securities may include securities that are not registered for resale under the Securities Act of 1933 (the "Securities Act"), and therefore are subject to restrictions on resale. When a Fund purchases unregistered securities, it may, in appropriate circumstances, obtain the right to register such securities at the expense of the issuer. In such cases there may be a lapse of time between the Fund's decision to sell any such security and the registration of the security permitting sale. During any such period, the price of the security will be subject to market fluctuations.

     The fact that there are contractual or legal restrictions on resale of certain securities to the general public or to certain institutions may not be indicative of the liquidity of such investments. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A under the Securities Act, the Investment Manager may determine in particular cases, pursuant to standards adopted by the Board of Directors, that such securities are not illiquid securities notwithstanding the legal or contractual restrictions on their resale. Investing in Rule 144A securities could have the effect of increasing a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities.

CASH-EQUIVALENT INSTRUMENTS

     Other than as described under INVESTMENT RESTRICTIONS below, the Funds are not restricted with regard to the types of cash-equivalent investments they may make. When the Investment Manager believes that such investments are an appropriate part of a Fund's overall investment strategy, the Fund may hold or invest, for investment purposes, a portion of its assets in any of the following, denominated in U.S. dollars, foreign currencies, or multinational currencies: cash; short-term U.S. or foreign government securities; commercial paper rated at least A-2 by Standard & Poor's or P-2 by Moody's certificates of deposit or other deposits of banks deemed creditworthy by the Investment Manager pursuant to standards adopted by the Board of Directors; time deposits; bankers' acceptances; and repurchase agreements related to any of the foregoing. In addition, for temporary defensive purposes under abnormal market or economic conditions, a Fund may invest up to 100% of its assets in such cash-equivalent investments.

     A certificate of deposit is a short-term obligation of a commercial bank. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. A repurchase agreement involves a transaction by which an investor (such as a Fund) purchases a security and simultaneously obtains the commitment of the seller (a member bank of the Federal Reserve System or a securities dealer deemed creditworthy by the Investment Manager pursuant to standards adopted by the Board of Directors) to repurchase the security at an agreed-upon price on an agreed-upon date within a number of days (usually not more than seven) from the date of purchase.


     RISK CONSIDERATIONS


FOREIGN SECURITIES

     Investments in foreign securities may offer investment opportunities and potential benefits not available from investments solely in securities of U.S. issuers. Such benefits may include higher rates of interest on debt securities than are available from domestic issuers, the opportunity to invest in foreign issuers that appear, in the opinion of the Investment Manager, to offer better opportunity for long-term capital appreciation than investments in securities of U.S. issuers, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign markets that do not necessarily move in a manner parallel to U.S. stock markets.

     At the same time, however, investing in foreign securities involves significant risks, some of which are not typically associated with investing in securities of U.S. issuers. For example, the value of investments in such securities may fluctuate based on changes in the value of one or more foreign currencies relative to the U.S. dollar, and a change in the exchange rate of one or more foreign currencies could reduce the value of certain portfolio securities. Currency exchange rates may fluctuate significantly over short periods of time, and are generally determined by the forces of supply and demand and other factors beyond a Fund's control. Changes in currency exchange rates may, in some circumstances, have a greater effect on the market value of a security than changes in the market price of the security. To the extent that a substantial portion of a Fund's total assets is denominated or quoted in the currency of a foreign country, the Fund will be more susceptible to the risk of adverse economic and political developments within that country.

     In addition, information about foreign issuers may be less readily available than information about domestic issuers. Foreign issuers generally are not subject to accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Furthermore, with respect to certain foreign countries, the possibility exists of expropriation, nationalization, revaluation of currencies, confiscatory taxation, and limitations on foreign investment and the use or removal of funds or other assets of a Fund, including the withholding of tax on interest, dividends and other distributions and limitations on the repatriation of currencies. In addition, a Fund may experience difficulties or delays in obtaining or enforcing judgments. Foreign securities may be subject to foreign government taxes that could reduce the yield and total return on such securities.

     Foreign equity securities may be traded on an exchange in the issuer's country, an exchange in another country, or over-the-counter in one or more countries. Most foreign securities markets, including over-the-counter markets, have substantially less volume than U.S. securities markets, and the securities of many foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. In addition, there is generally less government regulation of securities markets, securities exchanges, securities dealers, and listed and unlisted companies in foreign countries than in the United States.

     Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct and complete such transactions. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Fund due to subsequent declines in the value of the portfolio security or, if a Fund has entered into a contract to sell that security, could result in possible liability of the Fund to the purchaser.

Delays in settlement could adversely affect a Fund's ability to implement its investment strategies and to achieve its investment objectives.

     In addition, the costs associated with transactions in securities traded on foreign markets or of foreign issuers, and the expense of maintaining custody of such securities with foreign custodians, generally are higher than the costs associated with transactions in U.S. securities on U.S. markets. Investments in foreign securities may result in higher expenses due to the cost of converting foreign currency to U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, the expense of maintaining securities with foreign custodians and the imposition of transfer taxes or transaction charges associated with foreign exchanges.

DEPOSITARY RECEIPTS

     In many respects, the risks associated with investing in depositary receipts are similar to the risks associated with investing in foreign equity securities directly. In addition, to the extent that a Fund acquires depositary receipts through banks that do not have a contractual relationship with the foreign issuer of the security underlying the depositary receipts to issue and service depositary receipts, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions, such as stock splits or rights offerings, involving the foreign issuer in a timely manner.

     The information available for American Depositary Receipts ("ADRs") sponsored by the issuers of the underlying securities is subject to the accounting, auditing, and financial reporting standards of the domestic market or exchange on which they are traded, which standards generally are more uniform and more exacting than those to which many non-domestic issuers may be subject. However, some ADRs are sponsored by persons other than the issuers of the underlying securities. Issuers of the stock on which such ADRs are based are not obligated to disclose material information in the United States.

     A depositary receipt will be treated as an illiquid security for purposes of a Fund's restriction on the purchases of such securities unless the depositary receipt is convertible into cash by the Fund within seven days.

EMERGING MARKET SECURITIES

     There are special risks associated with investments in securities of companies organized or headquartered in developing countries with emerging markets that are in addition to the usual risks of investing in securities of issuers located in developed foreign markets around the world, and investors in the Funds are strongly advised to consider those risks carefully. The securities markets of emerging market countries are substantially smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign markets. As a result, the prices of emerging market securities may increase or decrease much more rapidly and much more dramatically than the prices of securities of issuers located in developed foreign markets. Disclosure and regulatory standards in many respects are less stringent than in the United States and developed foreign markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.

     Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging market countries. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. In addition, custodial services and other costs related to investment in foreign markets may be more expensive in emerging markets than in many developed foreign markets, which could reduce the Funds' investment returns from such securities.

     In many cases, governments of emerging market countries continue to exercise a significant degree of control over the economies of such countries, and government actions relative to the economy, as well as economic developments generally, also may have a major effect on an issuer's prospects. In addition, certain of such governments have in the past failed to recognize private property rights and have at times naturalized or expropriated the assets of private companies. There is also a heightened possibility of confiscatory taxation, imposition of withholding taxes on dividend and interest payments, or other similar developments that could affect investments in those countries. As a result, there can be no assurance that adverse political changes will not cause a Fund to suffer a loss with respect to any of its holdings. In addition, political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Unanticipated political or social developments may affect the values of a Fund's investments in those countries and the availability of additional investments in those countries.

INVESTMENTS IN SMALLER COMPANIES

     Investment in the securities of companies with market capitalizations below $1 billion involves greater risk and the possibility of greater portfolio price volatility than investing in larger capitalization companies. The securities of small-sized concerns, as a class, have shown market behavior which has had periods of more favorable results, and periods of less favorable results, relative to securities of larger companies as a class. For example, smaller capitalization companies may have less certain growth prospects, and may be more sensitive to changing economic conditions, than large, more established companies. Moreover, smaller capitalization companies often face competition from larger or more established companies that have greater resources. In addition, the smaller capitalization companies in which a Fund may invest may have limited or unprofitable operating histories, limited financial resources, and inexperienced management. Furthermore, securities of such companies are often less liquid than securities of larger companies, and may be subject to erratic or abrupt price movements. To dispose of these securities, a Fund may have to sell them over an extended period of time below the original purchase price. Investments in smaller capitalization companies may be regarded as speculative.

     Securities issued by companies (including predecessors) that have operated for less than three years may have limited liquidity, which can result in their prices being lower than might otherwise be the case. In addition, investments in such companies are more speculative and entail greater risk than do investments in companies with established operating records.

     The Small Cap Fund generally will not purchase the securities of issuers with market capitalizations below $200 million, except in rare circumstances or when the Investment Manager believes that an unusual investment opportunity is available.

CONVERTIBLE SECURITIES

     Investment in convertible securities involves certain risks. If the conversion value is low relative to the investment value, the price of the convertible security will be governed principally by its yield, and thus may not decline in price to the same extent as the underlying stock; to the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be influenced increasingly by its conversion value. A convertible security held by a Fund may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security, in which event the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.

OTHER DEBT OBLIGATIONS

     Although securities rated below BBB by Standard & Poor's or Baa by Moody's are considered to be of "investment grade," and are considered to have adequate capacity to pay interest and repay principal, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal than higher-rated securities. Credit ratings evaluate the safety of principal and interest payments of securities, not their market value. The rating of an issuer is also heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated.

FUTURES TRANSACTIONS

     There are several risks in connection with the use of stock index futures contracts in the Funds. One risk arises because the correlation between movements in the price of a futures contract and movements in the price of the securities which are the subject of the hedge is not always perfect. The price of the futures contract acquired by a Fund may move more than, or less than, the price of the securities or currency being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by movement in the value of the future. If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract which will not be completely offset by movements in the price of the securities which are the subject of the hedge.

     To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the futures, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of the securities being hedged, if the historical volatility of the price of such securities has been greater than the historical volatility of the securities. Conversely, a Fund may buy or sell fewer futures contracts if the historical volatility of the price of the securities being hedged is less than the historical volatility of the securities.

     Because of the low margins required, futures trading involves a high degree of leverage. As a result, a relatively small investment in a futures contract by a Fund may result in immediate and substantial loss, or gain, to the Fund. A purchase or sale of a futures contract may result in losses in excess of the initial margin for the futures contract. However, the Fund would have sustained comparable losses if, instead of the futures contract, it had invested in the securities underlying the index and sold the securities after the decline.

     When futures are purchased by a Fund to hedge against a possible unfavorable movement in the price of stock before the Fund is able to invest its cash (or cash equivalents) in stock in an orderly fashion, it is possible that the market may decline instead. If the Fund then decides not to invest in stock at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

     In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities which are the subject of a hedge, the price of futures contracts may not correlate perfectly with movements in the stock index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions. This practice could distort the normal relationship between the index and futures markets. Second, from the point of view of speculators, the deposit requirements in the futures market may be less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in the stock index and movements in the price of stock index futures, a correct forecast of general market or currency trends by the Investment Manager still may not result in a successful hedging transaction over a short time frame.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond the limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions.

     Compared to the use of a futures contract, the purchase of an option on a futures contract involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the use of an option on a futures contract would result in loss to a Fund when the use of a futures contract would not, such as when there is no movement in the level of an index. In addition, daily changes in the value of the option due to changes in the value of the underlying futures contract are reflected in the net asset value of the Fund.

     A Fund will only enter into futures contracts or purchase futures options that are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. However, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular futures contract or futures option or at any particular time. In such event, it may not be possible to close a futures position, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In the event futures contracts have been used to hedge a portfolio security or currency, an increase in the price of the security or currency, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the security or currency will, in fact, correlate with the movements in the futures contract and thus provide an offset to losses on a futures contract.

     Successful use of futures by the Funds is subject to the Investment Manager's ability to predict correctly movements in the direction of the securities markets. For example, if a Fund hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increased instead, the Fund would lose part or all of the benefit of the increased value of its stocks which it hedged because it would have offsetting losses in its futures positions. In addition, in such situations, if a Fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements. Such sales of securities might, but would not necessarily be at increased prices which would reflect the rising market. The Investment Manager and its predecessor have been actively engaged in the provision of investment supervisory services for institutional and individual accounts since 1970, but the skills required for the successful use of futures and options on futures are different from those needed to select portfolio securities, and the Investment Manager has limited prior experience in the use of futures or options techniques in the management of assets under its supervision.

OTHER RISK CONSIDERATIONS

     Investment in illiquid securities involves potential delays on resale as well as uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Fund might not be able to dispose of such securities promptly or at reasonable prices.

     A number of transactions in which the Funds may engage are subject to the risks of default by the other party to the transaction. If the seller of securities pursuant to a repurchase agreement entered into by a Fund defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the Fund may be delayed or limited. Similarly, when a Fund engages in when-issued, reverse repurchase, forward commitment and related settlement transactions, it relies on the other party to consummate the trade; failure of the other party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price the Investment Manager believed to be advantageous. The risks in lending portfolio securities, as with other extensions of secured credit, consist of a possible delay in receiving additional collateral or in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

     Borrowing also involves special risk considerations. Interest costs of borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on the borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. To the extent a Fund enters into reverse repurchase agreements, the Fund is subject to risks that are similar to those of borrowing.


INVESTMENT RESTRICTIONS


FUNDAMENTAL POLICIES

     Each Fund has adopted certain investment restrictions that are fundamental policies and that may not be changed without approval by the vote of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. The "vote of a majority of the outstanding voting securities" of the Fund, as defined in Section 2(a)(42) of the 1940 Act, means the vote of
(i) 67% or more of the voting securities of the Fund present at any meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund, whichever is less. These restrictions for each Fund are as follows.

THE GROWTH EQUITY FUND MAY NOT:

1. Invest in securities of any one issuer (other than the United States of America, its agencies and instrumentalities), if immediately after and as a result of such investment the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets;

2. Invest more than 25% of the value of its total assets in the securities of companies primarily engaged in any one industry (other than the United States of America, its agencies and instrumentalities);

3. Invest in foreign securities if immediately after and as a result of such investment the value of the holdings of the Fund in foreign securities exceeds 10% of the value of the Fund's total assets;

4. Acquire more than 10% of the outstanding voting securities, or 10% of all of the securities, of any one issuer;

5.   Invest in companies for the purpose of exercising control or management;

6. Purchase or sell real estate; provided that the Fund may invest in readily marketable securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

7. Invest in interests in oil, gas, or other mineral exploration or development programs;

8. Borrow amounts in excess of 5% of the total assets taken at cost or at market value, whichever is lower, and only from banks as a temporary measure for extraordinary or emergency purposes. The Fund will not mortgage, pledge, hypothecate or in any other manner transfer as security for an indebtedness any of its assets;

9. Issue senior securities as defined in the 1940 Act, except that the Fund may borrow money as permitted by restriction 8 above. For this purpose, futures and other transactions covered by segregated accounts are not considered to be senior securities.

10. Purchase securities on margin, but it may obtain such short-term credit from banks as may be necessary for the clearance of purchases and sales of securities;

11. Make loans of its funds or assets to any other person, which shall not be considered as including: (i) the purchase of a portion of an issue of publicly distributed debt securities, (ii) the purchase of bank obligations such as certificates of deposit, bankers' acceptances and other short-term debt obligations (iii) entering into repurchase agreements with respect to commercial paper, certificates of deposit and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and
     (iv) the loan of portfolio securities to brokers, dealers and other financial institutions where such loan is callable by the Fund at any time on reasonable notice and is fully secured by collateral in the form of cash or cash equivalents. The Fund will not enter into repurchase agreements with maturities in excess of seven days if immediately after and as a result of such transaction the value of the Fund's holdings of such repurchase agreements exceeds 10% of the value of the Fund's total assets. The Fund will not lend portfolio securities which, when valued at the time of loan, have a value in excess of 10% of the value of the Fund's total assets;

12.  Make short sales of securities;

13. Act as an underwriter of securities issued by other persons, or invest more than 5% of the value of its net assets in securities that are illiquid;

14. Invest more than 5% of the value of its net assets in the securities of any issuer which shall have a record of less than three years of continuous operation (including the operation of any predecessor);

15. Purchase the securities of any other investment company or investment trust, except by purchase in the open market where, to the best information of the Company, no commission or profit to a sponsor or dealer (other than the customary broker's commission) results from such purchase and such purchase does not result in such securities exceeding 5% of the value of the Fund's total assets, or except when such purchase is part of a merger, consolidation, acquisition of assets, or other reorganization approved by the Fund's stockholders;

16. Participate on a joint or a joint-and-several basis in any trading account in securities (the aggregation of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Investment Manager to save brokerage costs or average prices among them, is not deemed to result in a securities trading account);

17. Purchase from or sell portfolio securities to its officers, directors, or other "interested persons" (as defined in the 1940 Act) of the Company, other than otherwise unaffiliated broker-dealers;

18. Purchase or retain the securities of an issuer if, to the Company's knowledge, one or more of the directors, officers, partners or employees of the Company or the Investment Manager individually own beneficially more than 1/2 of 1% of the securities of such issuer and together own beneficially more than 5% of such securities;

19. Purchase or sell stock index futures or purchase related options if, immediately thereafter, more than 30% of the value of its net assets would be hedged, or the sum of the amount of "margin" deposits on the Fund's existing futures positions and premium paid for related options would exceed 5% of the market value of the Fund's total assets; or

20. Purchase commodities or commodity contracts, except that the Fund may purchase securities of an issuer which invests or deals in commodities or commodity contracts, and except that the Fund may enter into futures and options contracts only for hedging purposes. The Fund has no current intention of entering into commodities contract except for stock index futures and related options.

The Small Cap Fund may not:

1. Invest in securities of any one issuer (other than the United States of America, its agencies and instrumentalities), if immediately after and as a result of such investment the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets;

2. Invest more than 25% of the value of its total assets in the securities of companies primarily engaged in any one industry (other than the United States of America, its agencies and instrumentalities);

3. Invest in foreign securities if immediately after and as a result of such investment the value of the holdings of the Fund in foreign securities exceeds 10% of the value of the Fund's total assets;

4. Acquire more than 10% of the outstanding voting securities, or 10% of all of the securities, of any one issuer;

5.   Invest in companies for the purpose of exercising control or management;

6. Purchase or sell real estate; provided that the Fund may invest in readily marketable securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

7. Invest in interests in oil, gas, or other mineral exploration or development programs;

8. Issue senior securities, except that the Fund may borrow amounts, up to 5% of the total assets taken at cost or at market value, whichever is lower, and only from banks as a temporary measure for extraordinary or emergency purposes. For this purpose, futures and other transactions covered by segregated accounts are not considered to be senior securities. The Fund may engage in activities listed in Investment Restriction 10, but will not mortgage, pledge, hypothecate or in any other manner transfer as security for an indebtedness any of its assets;

9. Purchase securities on margin, but it may obtain such short-term credit from banks as may be necessary for the clearance of purchases and sales of securities;

10. Make loans of its funds or assets to any other person, which shall not be considered as including: (i) the purchase of a portion of an issue of publicly distributed debt securities; and (ii) the purchase of bank obligations such as certificates of deposit, bankers' acceptances and other short-term debt obligations. Notwithstanding the foregoing, the Fund may:
     (i) enter into repurchase agreements with respect to commercial paper, certificates of deposit and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and (ii) loan portfolio securities to brokers, dealers and other financial institutions where such loan is callable by the Fund at any time on reasonable notice and is fully secured by collateral in the form of cash or cash equivalents. The Fund will not enter into repurchase agreements with maturities in excess of seven days if immediately after and as a result of such transaction the value of the Fund's holdings of such repurchase agreements and other illiquid securities exceeds 5% of the value of the Fund's total assets.
     The Fund will not lend portfolio securities which, when valued at the time of loan, have a value in excess of 10% of the Fund's net assets;

11.  Make short sales of securities;

12. Act as an underwriter of securities issued by other persons, or invest more than 5% of the value of its net assets in securities that are illiquid;

13. Invest more than 5% of the value of its net assets in the securities of any issuer which shall have a record of less than three years of continuous operation (including the operation of any predecessor);

14. Purchase the securities of any other investment company or investment trust, except by purchase in the open market where, to the best information of the Company, no commission or profit to a sponsor or dealer (other than the customary broker's commission) results from such purchase and such purchase does not result in such securities exceeding 5% of the value of the Fund's total assets, or except when such purchase is part of a merger, consolidation, acquisition of assets, or other reorganization approved by the Fund's stockholders;

15. Participate on a joint-and-several basis in any trading account in securities (the aggregation of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Investment Manager to save brokerage costs or average prices among them, is not deemed to result in a securities trading account);

16. Purchase from or sell portfolio securities to its officers, directors, or other "interested persons" (as defined in the 1940 Act) of the Company, other than otherwise unaffiliated broker-dealers;

17 Purchase or retain the securities of an issuer if, to the Company's knowledge, one or more of the directors, officers, partners or employees of the Company or the Investment Manager individually own beneficially more than 1/2 of 1% of the securities of such issuer and together own beneficially more than 5% of such securities;

18 Purchase or sell stock index futures or purchase related options if, immediately thereafter, more than 30% of the value of its net assets would be hedged, or the sum of the amount of "margin" deposits on the Fund's existing futures positions and premium paid for related options would exceed 5% of the market value of the Fund's total assets; or

19. Purchase commodities or commodity contracts, except that the Fund may purchase securities of an issuer which invests or deals in commodities or commodity contracts, and except that the Fund may enter into futures and options contracts only for hedging purposes. The Fund has no current intention of entering into commodities contracts except for stock index futures and related options.

     The Funds are also subject to other restrictions under the 1940 Act; however, the registration of the Company under the 1940 Act does not involve any supervision by any federal or other agency of the Company's management or investment practices or policies, other than incident to occasional or periodic compliance examinations conducted by the SEC staff.


     EXECUTION OF PORTFOLIO TRANSACTIONS


     The Investment Manager, subject to the overall supervision of the Company's Board of Directors, makes each Fund's investment decisions and selects the broker or dealer for each specific transaction using its best judgment to choose the broker or dealer most capable of providing the services necessary to obtain the best execution of that transaction. In seeking the best execution of each transaction, the Investment Manager evaluates a wide range of criteria including any or all of the following: the broker's commission rate, promptness, reliability and quality of executions, trading expertise, positioning and distribution capabilities, back-office efficiency, ability to handle difficult trades, knowledge of other buyers and sellers, confidentiality, capital strength and financial stability, prior performance in serving the Investment Manager and its clients, and other factors affecting the overall benefit to be received in the transaction. When circumstances relating to a proposed transaction indicate that a particular broker or dealer is in a position to obtain the best execution, the order is placed with that broker or dealer. This may or may not be a broker or dealer that has provided investment information and research services to the Investment Manager. Such investment information and research services may include, among other things, a wide variety of written reports or other data on the individual companies and industries; data and reports on general market or economic conditions; information concerning pertinent federal and state legislative and regulatory developments and other developments that could affect the value of actual or potential investments; companies in which the Investment Manager has invested or may consider investing; attendance at meetings with corporate management personnel, industry experts, economists, government personnel, and other financial analysts; comparative issuer performance and evaluation and technical measurement services; subscription to publications that provide investment-related information; accounting and tax law interpretations; availability of economic advice; quotation equipment and services; execution measurement services; market-related and survey data concerning the products and services of an issuer and its competitors or concerning a particular industry that are used in reports prepared by the Investment Manager to enhance its ability to analyze an issuer's financial condition and prospects; and other services provided by recognized experts on investment matters of particular interest to the Investment Manager. In addition, the foregoing services may include the use of or be delivered by computer systems whose hardware and/or software components may be provided to the Investment Manager as part of the services. In any case in which information and other services can be used for both research and non-research purposes, the Investment Manager makes an appropriate allocation of those uses and pays directly for that portion of the services to be used for non-research purposes.

     Subject to the requirement of seeking best available price and execution, the Investment Manager may, in circumstances in which two or more brokers are in a position to offer comparable prices and execution, give preference to a broker or dealer that has provided investment information to the Investment Manager. In so doing, the Investment Manager may effect securities transactions which cause a Fund to pay an amount of commission in excess of the amount of commission another broker would have charged. In selecting such broker or dealer, the Investment Manager will make a good faith determination that the amount of commission is reasonable in relation to the value of the brokerage services and research and investment information received, viewed in terms of either the specific transaction or the Investment Manager's overall responsibility to the accounts for which the Manager exercises investment discretion. The Investment Manager continually evaluates all commissions paid in order to ensure that the commission represents reasonable compensation for the brokerage and research services provided by such brokers. Such investment information as is received from brokers or dealers may be used by the Investment Manager in servicing all of its clients (including the Funds), and it is recognized that a Fund may be charged a commission paid to a broker or dealer who supplied research services not utilized by such Fund. However, the Investment Manager expects that the Funds will benefit overall by such practice because they are receiving the benefit of research services and the execution of such transactions not otherwise available to them without the allocation of transactions based on the recognition of such research services.

     Subject to the requirement of seeking the best available prices and execution, the Investment Manager may also place orders with brokerage firms that have sold shares of the Funds. However, to date the Funds have not marketed any of their shares through brokers and the Investment Manager has thus not utilized the above authority. The Investment Manager has not made and will not make any commitments to place orders with any particular broker or group of brokers. It is anticipated that a substantial portion of all brokerage commissions will be paid to brokers who supply investment information to the Investment Manager. During 1998, all brokerage commissions paid by the Funds were paid to such brokers.

     Each Fund may, in some instances, invest in U.S. and/or foreign securities that are not listed on a national securities exchange but are traded in the over-the-counter market. Each Fund may also purchase listed securities through the third market or fourth market. When transactions are executed in the over-the-counter market or the third or fourth market, the Investment Manager will seek to deal with the primary market-makers for each security; however, when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, the Investment Manager will attempt to negotiate the best market price and execution.



     For the Fiscal Years ended December 31, 1996, 1997 and 1998, the Growth Equity Fund paid total brokerage commissions of $2,740,069, $2,415,659 and $2,617,257, respectively. Of the total commissions paid during the fiscal year ended December 31, 1998, $2,617,257 (100%) were paid to firms which provided research, statistical or other services to the Investment Manager. The Investment Manager has not separately identified a portion of such commissions as applicable to the provision of such research, statistical or otherwise.


     For the Fiscal Years ended December 31, 1996, 1997 and 1998, the Small Cap Fund paid total brokerage commissions of $843,368, $889,316 and $1,614,907, respectively. Of the total commissions paid during the fiscal year ended December 31, 1998, $1,614,907 (100%) were paid to firms which provided research, statistical or other services to the Investment Manager. The Investment Manager has not separately identified a portion of such commissions as applicable to the provision of such research, statistical or otherwise.

     As noted below, the Investment Manager is an indirect wholly owned subsidiary of Dresdner Bank AG ("Dresdner"). Dresdner Kleinwort Benson North America LLC ("Dresdner Kleinwort Benson") and other Dresdner subsidiaries may be broker-dealers (collectively, the "Dresdner Affiliates"). The Investment Manager believes that it is in the best interests of the Funds to have the ability to execute brokerage transactions, when appropriate, through the Dresdner Affiliates. Accordingly, the Investment Manager intends to execute brokerage transactions on behalf of the Funds through the Dresdner Affiliates, when appropriate and to the extent consistent with applicable laws and regulations, including federal banking laws.

     In all such cases, the Dresdner Affiliates will act as agent for the Funds, and the Investment Manager will not enter into any transaction on behalf of the Funds in which a Dresdner Affiliate is acting as principal for its own account. In connection with such agency transactions, the Dresdner Affiliates will receive compensation in the form of brokerage commissions separate from the Investment Manager's management fee. The Investment Manager's policy is that such commissions must be reasonable and fair when compared to the commissions received by other brokers in connection with comparable transactions involving similar securities and that the commissions paid to a Dresdner Affiliate must be no higher than the commissions paid to that broker by any other similar customer of that broker who receives brokerage and research services that are similar in scope and quality to those received by the Funds.

     The Investment Manager performs investment management and advisory services for various clients, including other registered investment companies, and pension, profit-sharing and other employee benefit plans, as well as individuals. In many cases, portfolio transactions for a Fund may be executed in an aggregated transaction as part of concurrent authorizations to purchase or sell the same security for numerous accounts served by the Investment Manager, some of which accounts may have investment objectives similar to those of the Fund. The objective of aggregated transactions is to obtain favorable execution and/or lower brokerage commissions, although there is no certainty that such objective will be achieved. Although executing portfolio transactions in an aggregated transaction potentially could be either advantageous or disadvantageous to any one or more particular accounts, aggregated transactions in which a Fund participates will be effected only when the Investment Manager believes that to do so will be in the best interest of the Fund, and the Investment Manager is not obligated to aggregate orders into larger transactions. These orders generally will be averaged as to price. When such aggregated transactions occur, the objective will be to allocate the executions in a manner which is deemed fair and equitable to each of the accounts involved over time. In making such allocation decisions, the Investment Manager will use its business judgment and will consider, among other things, any or all of the following: each client's investment objectives, guidelines, and restrictions, the size of each client's order, the amount of investment funds available in each client's account, the amount already committed by each client to that or similar investments, and the structure of each client's portfolio. Although the Investment Manager will use its best efforts to be fair and equitable to all clients, including the Funds, there can be no assurance that any investment will be proportionately allocated among clients according to any particular or predetermined standard or criteria. The Investment Manager will not include orders on behalf of any affiliated or related entity in any aggregated transaction that includes orders placed on behalf of a Fund.


DIRECTORS AND OFFICERS


     The names and addresses of the Directors and officers of the Company and their principal occupations and certain other affiliations during the past five years are given below. Unless otherwise specified, the address of each of the following persons is Four Embarcadero Center, San Francisco, California 94111.

     DEWITT F. BOWMAN, (68), Chairman and Director. Mr. Bowman is a Principal of Pension Investment Consulting, with which he has been associated since February 1994. From February 1989 to January 1994, he was Chief Investment Officer for California Public Employees Retirement System, a public pension fund. He serves as a director of RREEF America REIT, Inc. and the Wilshire Target Funds Inc.; and as a trustee of Brandes Institutional International Investment Trust, the Pacific Gas and Electric Nuclear Decommissioning Trust, and the PCG Private Equity Fund.

     PAMELA A. FARR, (53), Director. Ms. Farr is a partner in Best & Co. LLC, a manufacturer and retailer of children's clothing and accessories. From 1991 to 1994, she was President of Banyan Homes, Inc., a real estate development and construction firm; and for eight years she was a management consultant for McKinsey & Company, where she served a variety of Fortune 500 companies in all aspects of strategic management and organizational structure.

     GEORGE B. JAMES, (61), Director. Mr. James is a Senior Vice President and Chief Financial Officer of Levi Strauss & Co., with which he has been associated since 1985. Mr. James serves as a director of Basic Vegetable Products, California Sun Dry Foods, Clayton Group, Inc., and Crown Vantage, Inc. Mr. James also serves as a trustee of the Committee for Economic Development and the California Pacific Medical Center Foundation. Previously, Mr. James was Chair of the Advisory Committee to the California Public Employees Retirement System.

     GEORGE G.C. PARKER, (60), Director. Mr. Parker is Associate Dean for Academic Affairs, and Director of the MBA Program and Dean Witter Professor of Finance at the Graduate School of Business at Stanford University, with which he has been associated since 1973. Mr. Parker has served on the Board of Directors of: the California Casualty Group of Insurance Companies since 1977; BB&K Holdings, Inc., a holding company for financial services companies, since 1980;
H. Warshow & Sons, Inc., a manufacturer of specialty textiles, since 1982; Zurich Reinsurance Centre, Inc., a large reinsurance underwriter, since 1994; and Continental Airlines, since 1996. Mr. Parker served on the Board of Directors of the University National Bank & Trust Company from 1986 to 1995.


     KENNETH E. SCOTT, (70), Director. Mr. Scott is the Ralph M. Parsons Professor of Law and Business at Stanford Law School, with which he has been associated since 1967. He is also a director of certain registered investment companies managed by Benham Capital Management.


     GEORGE A. RIO, (44), President, Treasurer, and Chief Financial Officer.
Mr. Rio is Executive Vice President and Client Service Director of Funds Distributor, Inc. ("FDI") with which he has been associated since March 1998. From June 1995 to March 1998, Mr. Rio was Senior Vice President and Senior Key Account Manager for Putnam Mutual Funds. From May 1994 to June 1995, he was Director of Business Development for First Data Corporation. From September 1983 to May 1994, he was Senior Vice President and Manager of Client Services and Director of Internal Audit at The Boston Company, Inc. He is also an officer of certain other investment companies distributed or administered by FDI. His address is 60 State Street, Suite 1300, Boston, Massachusetts 02109.

     MARGARET W. CHAMBERS, (39), Vice President and Secretary. Ms. Chambers is Senior Vice President and General Counsel of FDI, with which she has been associated since March 1998. From August 1996 to March 1998, Ms. Chambers was Vice President and Assistant General Counsel for Loomis, Sayles & Company, L.P. From January 1986 to July 1996, she was an associate at Ropes & Gray. She is also an officer of certain other investment companies distributed or administered by FDI. Her address is 60 State Street, Suite 1300, Boston, Massachusetts 02109.

     MARY MICHEL, (37), Vice President. Ms. Michel is a Vice President of
Funds Distributor, Inc., with which she has been associated since September 1998. From 1996 to September 1998, Ms. Michel was an Assistant Vice
President at Warburg Pincus Asset Management. From 1993 to 1996 she was a Senior Associate and Investor Relations Intelligence Executive at the
Financial Relations Board. Prior to 1993, Ms. Michel held various positions with Bear Stearns & Company, Morgan Stanley Group Inc., and Citibank Focus N.A. Her address is 60 State Street, Suite 1300, Boston, Massachusetts 02109.

     DOUGLAS C. CONROY, (30), Vice President and Assistant Treasurer. Mr. Conroy is an Assistant Vice President and Assistant Department Manager of Treasury Services and Administration of FDI, with which he has been associated since April 1997. Prior to April 1997, Mr. Conroy was Supervisor of Treasury Services and Administration of FDI. From April 1993 to January 1995, Mr. Conroy was a Senior Fund Accountant for Investors Bank & Trust Company. From December 1991 to March 1993, Mr. Conroy was a Fund Accountant at The Boston Company, Inc. He is also an officer of certain other investment companies distributed or administered by FDI. His address is 60 State Street, Suite 1300, Boston, Massachusetts 02109.

     KAREN JACOPPO-WOOD, (32), Vice President and Assistant Secretary.
Ms. Jacoppo-Wood is a Vice President and Counsel of FDI, with which she has been associated since January 1996. From June 1994 to January 1996, she was a Manager of SEC Registration for Scudder, Stevens & Clark, Inc. From 1988 to May 1994, she was a Senior Paralegal at The Boston Company Advisors, Inc. She is also an officer of certain other investment companies distributed or administered by FDI. Her address is 60 State Street, Suite 1300, Boston, Massachusetts 02109.

     MARY A. NELSON, (35), Vice President and Assistant Treasurer. Ms. Nelson is Vice President of Treasury Administration and Operations for FDI, with which she has been associated since 1994. From 1989 to 1994, she was an Assistant Vice President and Client Manager for The Boston Company. She is also an officer of certain other investment companies distributed or administered by FDI. Her address is 60 State Street, Suite 1300, Boston, Massachusetts 02109.


     Regular meetings of the Board of Directors are held on a quarterly basis. The Company's Audit Committee, whose present members are Messrs. Parker and Scott, meet with its independent accountants to exchange views and information and to assist the full Board in fulfilling its responsibilities relating to corporate accounting and reporting practices. Each Director of the Company receives a fee of $9,000 per year plus $1,500 per series for each Board meeting attended and $500 for each Audit Committee meeting attended. Each Director is reimbursed for travel and other expenses incurred in connection with attending Board meetings. The Investment Manager bears two-thirds of this expense on behalf of the Growth equity Fund and the Small Cap Fund.


     The following table sets forth the aggregate compensation earned by the Directors of the Company for the fiscal year ended December 31, 1998, for their service on the Company's Board of Directors and that of all other funds in the "Company Complex" (as defined in Schedule 14A under the Securities Exchange Act of 1934):


                                                                     Total
                                    Pension or                   Compensation
                                    Retirement                     from the
                                     Benefits       Estimate     Company and
                      Aggregate       Accrued        Annual        Company
                    Compensation    as Part of      Benefits       Complex
     Director         from the     the Company's      Upon         Paid to
       Name           Company(1)     Expenses      Retirement    Director (2)
------------------  ------------   -------------   ----------    -------------
DeWitt F. Bowman      $27,000         None           N/A          $41,500

Pamela A. Farr        $27,000         None           N/A          $40,000

Frank P. Greene(3)    $20,250         None           N/A          $31,500

George B. James(4)    $ 6,750         None           N/A          $10,000

George G.C. Parker    $28,500         None           N/A          $41,500

Kenneth E. Scott      $28,500         None           N/A          $28,500

--------------------
(1) Includes the Dresdner RCM International Growth Equity Fund, a series of the Company offered through a separate prospectus.
(2) During the fiscal year ended December 31, 1998, there were 12 funds in the complex.

(3) Mr. Greene served on the Company's Board of Directors from December 1995 through September 1998.

(4) Mr. James was elected to the Company's Board of Directors on December 14, 1998.

     Each Director of the Company who is not an "interested person" as that term is defined in the 1940 Act, of the Investment Manager may elect to defer receipt of all or a portion of his or her fees for service as a Director in accordance with the terms of a Deferred Compensation Plan for Non-Interested Directors ("Directors' Plan"). Under the Directors' Plan, an eligible Director may elect to have his or her deferred fees deemed invested either in 90-day U.S. Treasury bills, shares of the Common Stock of the Company, or a combination of these options, and the amount of deferred fees payable to such director under the Directors' Plan will be determined by reference to the return on such deemed investments. Generally, the deferred fees (reflecting any earnings, gains or losses thereon) become payable upon the Director's retirement or disability. The obligation to make these payments to the Directors of the Company pursuant to the Directors' Plan is a general obligation of the Company. Each Fund may, to the extent permitted by the 1940 Act, invest in 90-day U.S. Treasury bills or the Common Stock of the Company, to match its share of the deferred compensation obligation under the Directors' Plan.

     As of March 31, 1999, no Director or officer of the Company was a beneficial owner of any shares of the outstanding Common Stock of any series of the Company.


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


     As of March 31, 1999, there were 148,784,376 shares of the Growth Equity Fund outstanding and 54,680,865 shares of the Small Cap Fund outstanding; on that date the following were known to the Company to own of record more than 5% of the Funds' capital stock:


                                                                        % of Shares
Name and Address of Beneficial Owner                   Shares Held   Outstanding as of
------------------------------------                   -----------   -----------------
GROWTH EQUITY FUND

Ernst & Young Master Trust                             26,237,096         17.63%
C/O The Chase Manhattan Bank, N.A.
770 Broadway, 10th Floor
New York, New York 10003

Chevron Corp. Annuity Trust                            18,514,420         12.44%
C/O Bankers Trust Company
BT Services Tennessee
648 Grassmere Park Road
Nashville, Tennessee 37211

American Stores Retirement Portfolio                   18,514,420         12.44%
C/O Fidelity Management Trust Co.
82 Devonshire Street
Boston, Massachusetts 02109

The J. Paul Getty Trust                                10,939,292          7.35%
C/O The Northern Trust Company
P.O. Box 3577
Terminal Annex
Los Angeles, California 9051

Boeing Company Employee Retirement Plan                10,063,055          6.76%
C/O The Chase Manhattan Bank, N.A.
3 Metrotech Center
Brooklyn, New York 11245

Tektronix Inc.                                          9,444,315          6.35%
C/O Northern Trust Company
P.O. Box 3577
Terninal Annex
Los Angeles, California 90051

Cconsolidated Natural Gas Company Pension Trust          9,430,179          6.34%
C/O Bankers Trust Company
BT Services Tennessee
648 Grassmere Park Road
Nashville, Tennessee 37211

SMALL CAP FUND

American Stores Retirement Portfolio                   11,312,852         20.69%
C/O Fidelity Management Trust Co.
82 Devonshire Street
Boston, Massachusetts 02109

The J. Paul Getty Trust                                 6,343,916         11.60%
C/O The Northern Trust Company
P.O. Box 3577
Terminal Annex
Los Angeles, California 90051

Denver Public Schools                                   5,558,220         10.16%
1300 Pennsylvania Street, Suite 700
Denver, Colorado 80203

Chevron Corp. Annuity Trust                             4,127,389          7.55%
C/O Bankers Trust Company
BT Services Tennessee
648 Grassmere Park Road
Nashville, Tennessee 37211


     Except as described above, the Funds have no information regarding the beneficial owners of such shares. All beneficial owners of the Funds are also clients of the Investment Manager. (See INVESTMENT BY EMPLOYEE BENEFIT PLANS.) As investment manager for discretionary account clients, the Investment Manager may be authorized to determine the amount and timing of purchases and redemptions of each Fund's shares held by such clients, subject only to general restrictions and approvals of such clients. As a result, the Investment Manager under law may also be deemed the beneficial owner of all of the outstanding shares of each Fund and in "control" of the Fund on account of such beneficial ownership. Nevertheless, each stockholder of each Fund that is a client of the Investment Manager retains the general authority to restrict or instruct the Investment manager with respect to investments in shares of a Fund.


INVESTMENT BY EMPLOYEE BENEFIT PLANS


            All stockholders of each Fund are (and are expected in the future to be) organizations and individuals to whom the Funds' investment manager also provides discretionary investment supervisory or investment advisory services. For discretionary account clients that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), investment in shares of a Fund requires a special form of approval procedure by the plans' independent "fiduciaries," as described below.

     ERISA provides that, when an employee benefit plan invests in any security issued by an investment company registered under the 1940 Act (such as the Company), the assets of such plan will be deemed to include that security, but will not, solely by reason of such investment, be deemed to include any assets of the investment company. ERISA also provides that the investment by an employee benefit plan in securities issued by an investment company registered under the 1940 Act will not cause the investment company or the investment company's advisor to be deemed a "fiduciary" or a "party in interest" with respect to such employee benefit plan, as those terms are defined in Title I of ERISA, or a "disqualified person" with respect to such plan for purposes of the Internal Revenue Code of 1986, as amended.

     The Investment Manager does not intend to cause any of the Funds to invest in the securities of a company that is a sponsor of an employee benefit plan owning shares of the Fund. However, should such an investment occur, either by portfolio decisions of the Investment Manager or by the purchase of shares by an employee benefit plan, the shares held by such Fund would not be considered "employer securities" within the meaning of ERISA Section 407 (which limits the amount of employer securities which may be held by certain employee benefit plans) for an employee benefit plan owning shares of a Fund.

     Although only the shares of a Fund and not its underlying investments will be considered assets of an employee benefit plan purchasing the Fund's shares, the ERISA Conference Report of the U. S. Congress indicates that, for purposes of determining whether the investments of an employee benefit plan meet the diversification requirements of ERISA Section 404, it is appropriate to apply the diversification rule by examining the diversification of investments by the Fund. The Department of Labor has indicated its concurrence in this position in Advisory Opinion 75-93 (November 4, 1975).

     The Investment Manager presently anticipates that shares of the Funds will be purchased by employee benefit plans that have appointed or may appoint the Investment Manager as "investment manager" (within the meaning of ERISA Section 3(38)) of some or all of their assets. The Department of the Treasury and the Department of Labor have promulgated a "Prohibited Transaction Class Exemption" (Prohibited Transaction Exemption 77-4, 42 Fed. Reg. 18732 (April 8, 1977)) exempting from the prohibited transaction restrictions of ERISA the purchase and sale by an employee benefit plan of shares of a registered, open-end investment company when a fiduciary with respect to the plan (e.g., an investment manager) is also the investment adviser for the investment company, provided certain conditions are met. It is the intention of each Fund and the Investment Manager to take all necessary steps to satisfy these conditions when the transaction so requires. The applicable conditions are:

1. The employee benefit plan (the "plan") does not pay a sales commission in connection with such purchase or sale. (The Funds do not charge a sales commission in connection with the sale of their capital stock.)
2. The plan does not pay a redemption fee in connection with the sale by the plan to the investment company of its shares unless:

     (a)  the redemption fee is paid to the investment company, and

     (b) the fee is disclosed in the investment company prospectus in effect both at the time of the purchase of such shares and at the time of such sale. (The Funds do not charge a redemption fee.)

3. The plan does not pay an investment management fee with respect to plan assets invested in such shares for the entire period of the investment. This does not preclude payment of fees by the investment company under the terms of the Management Agreements adopted in accordance with Section 15 of the 1940 Act. (The Investment Manager does not charge a separate management fee on plan assets invested in shares of the Funds.)

4. A second fiduciary with respect to the plan, who is independent of and unrelated to the fiduciary/investment adviser or any affiliate of the adviser, must receive a prospectus issued by the investment company, and a full and detailed written disclosure of the investment advisory and other fees charged to or paid by the plan and the investment company, including the nature and extent of any differential between the rates of such fees, the reasons why the fiduciary/investment adviser may consider purchases of investment company stock to be appropriate, and whether there are any limitations on the fiduciary/investment adviser with respect to which plan assets may be invested in shares of the investment company and, if so, the nature of such limitations.

5. On the basis of the prospectus and the additional disclosure materials described above, the second fiduciary approves the purchases and sales. The approval may be limited solely to the investment advisory and other fees paid by the investment company in relation to the fees paid by the plan and need not relate to any other aspect of the investment. The approval must be either:

     (a)  set forth in the plan document or investment management agreement, or

     (b)  indicated in writing prior to each purchase or sale, or

     (c) indicated in writing prior to the commencement or continuation of a specified purchase or sale program in the shares of such investment company.

6. The second fiduciary or any successor thereto is notified in writing of any change in any of the rates of fees referred to in Paragraph 5 and approves in writing the continuation of the purchases and sales and the continued holding of shares acquired prior to the change. Such approval may be limited solely to the investment advisory and other fees.

     As noted above, the Funds and the Investment Manager intend to comply with the above provisions in connection with investments in the Funds by employee benefit plans managed by the Investment Manager. The Funds and the Investment Manager solicit approval of specified purchase programs as described in Paragraph 5(c) above. Such a program will establish a purchase limitation, if any, based either on a specific dollar amount or on a percentage of the total assets of a plan which are committed to investment in equity and equity-related securities supervised by the Investment Manager.


     THE INVESTMENT MANAGER


     The Board of Directors has overall responsibility for the operation of the Company's Funds. Pursuant to such responsibility, the Board of Directors has approved various contracts for designated financial organizations to provide, among other things, day to day management services required by the Funds. The Company has retained as the Funds' Investment Manager, Dresdner RCM Global Investors LLC, a Delaware limited liability company with principal offices at Four Embarcadero Center, San Francisco, California 94111. The Investment Manager is actively engaged in providing investment supervisory services to institutional and individual clients. It was established in December of 1998 and is the successor to the business of its holding company, Dresdner RCM Global Investors US Holdings LLC. The Investment Manager was originally formed as Rosenberg Capital Management in 1970, and it and its successors have been consistently in business since then.

     The Investment Manager is an indirect wholly owned subsidiary of Dresdner Bank, an international banking organization with principal executive offices located at Gallunsanlage 7, 60041 Frankfurt, Germany. With total consolidated assets as of December 31, 1997, of DM 677 billion ($382 billion), and approximately 1,600 offices and 45,000 employees in over 60 countries around the world, Dresdner is one of Germany's largest banks. Dresdner provides a full range of banking services including, traditional lending activities, mortgages, securities, project finance and leasing, to private customers and financial and institutional clients. In the United States, Dresdner maintains branches in New York and Chicago and an agency in Los Angeles. As of the date of this SAI, the nine members of the Board of Managers of the Investment
Manager are William L. Price (Chairman), Gerhard Eberstadt, George N.
Fugelsang, Joachim Midler, Susan C. Gause, Luke D. Knecht, Jeffrey S.
Rudsten, William S. Stack, and Kenneth B. Weeman, Jr.

     Banking laws and regulations, including the Glass-Steagall Act as presently interpreted by the Board of Governors of the Federal Reserve System, prohibit certain banking entities, such as Dresdner, from sponsoring, organizing, controlling or distributing the shares of a registered investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities. However, banks and their affiliates generally can act as advisers to investment companies and can purchase shares of investment companies as agent for and upon the order of customers. The Investment Manager believes that it may perform the services contemplated by its investment management agreements with the Company without violating these banking laws or regulations. However, future changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as future interpretations of current requirements, could prevent the Investment Manager from continuing to perform investment management services for the Company.

     The Investment Manager provides the Funds with investment supervisory services pursuant to Investment Management Agreements, Powers of Attorney and Service Agreements (the "Management Agreements") dated as of June 14, 1996. The Investment Manager manages the Funds' investments, provides various administrative services, and supervises the Funds' daily business affairs, subject to the authority of the Boards of Directors.

     The Investment Manager is also the investment manager for Dresdner RCM International Growth Equity Fund, a series of the Company; Dresdner RCM Europe Fund, a series of Dresdner RCM Investments, Inc.; Dresdner RCM Large Cap Growth Fund, Dresdner RCM Global Small Cap Fund, Dresdner RCM Global Technology Fund, Dresdner RCM Global Health Care Fund, Dresdner RCM Biotechnology Fund, Dresdner RCM Emerging Markets Fund, Dresdner RCM Tax Managed Growth Fund, Dresdner RCM Global Equity Fund and Dresdner RCM Strategic Income Fund, each a series of Dresdner RCM Global Funds, Inc.; RCM Strategic Global Government Fund, Inc. and Bergstrom Capital Corporation, a closed-end management investment company, each a closed-end management investment company.

     Each Fund's Management Agreement was approved by its stockholders at a special meeting on May 28, 1996, and most recently approved by the Board of Directors on March 31, 1999. The Management Agreements will continue in effect until March, 2000. They may be renewed from year-to-year thereafter, provided that any such renewals have been specifically approved at least annually by (i) the vote of a majority of the Company's Board of Directors, including a majority of the Directors who are not parties to the Management Agreement or interested persons (as defined in the 1940 Act) of any such person, cast in person at a meeting called for the purpose of voting on such approval, or (ii) the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund and the vote of a majority of the Directors who are not parties to the contract or interested persons of any such party.

     Each Fund, pursuant to its Management Agreement, has assumed the obligation for payment of the following ordinary operating expenses: (a) brokerage and commission expenses, (b) federal, state, or local taxes incurred by, or levied on, each Fund, (c) interest charges on borrowings, (d) charges and expenses of the Fund's custodian, and (e) payment of all investment advisory fees (including fees payable to the Investment Manager under the Management Agreement). Each Fund is also responsible for expenses of an extraordinary nature subject to good faith determination of the Company's Board of Directors. Each Fund's expenses are charged against its assets. General expenses of the Company are allocated among its three series in a manner proportionate to the net assets of each series, on a transactional basis, or on such other basis as the Board of Directors deems equitable.

     The Investment Manager is, under the Management Agreements of the Growth Equity Fund and the Small Cap Fund, responsible for all of the other ordinary operating expenses of those Funds (e.g., legal and audit fees, and SEC and "Blue Sky" registration expenses), including the compensation of the directors of the Company. (See DIRECTORS AND OFFICERS.) The Investment Manager is also responsible for all of its own expenses in providing services to the Funds.

     For the services rendered by the Investment Manager under the Management Agreements, each Fund pays management fees at an annualized rate of its average daily net assets. These fees are computed daily and paid monthly. The Growth Equity Fund pays investment management fees monthly at an annualized rate of 0.75% of the Fund's average daily net assets. For the years ended December 31, 1998, 1997, and 1996, the Fund incurred investment management fees aggregating $7,043,731, $7,008,712 and $8,121,322, respectively. The Small Cap Fund pays investment management fees monthly at an annualized rate of 1.00% of the Fund's average daily net assets. For the years ended December 31, 1998, 1997, and 1996, the Fund incurred investment management fees aggregating $5,821,282, $5,759,180 and $4,608,338, respectively.

     CLIENTS OF THE INVESTMENT MANAGER WHO ARE STOCKHOLDERS OF EITHER OF THE FUNDS WILL PAY A FEE AT THIS RATE ONLY ON THE PORTION OF THEIR ASSETS INVESTED IN SHARES OF A FUND. HOWEVER, SUCH CLIENTS WILL NOT PAY ADDITIONAL FEES TO THE INVESTMENT MANAGER ON THE PORTIONS OF THEIR ASSETS INVESTED IN SUCH FUND. ASSETS NOT INVESTED IN SHARES OF THE FUNDS WILL BE SUBJECT TO FEES IN ACCORDANCE WITH ANY INVESTMENT MANAGEMENT AGREEMENT OR THE INVESTMENT ADVISORY AGREEMENT BETWEEN THE CLIENT AND THE INVESTMENT MANAGER. CLIENTS WHO INVEST IN SHARES OF THE FUNDS WILL GENERALLY PAY AN AGGREGATE FEE WHICH IS HIGHER THAN THAT PAID BY OTHER CLIENTS NOT INVESTED IN THE FUNDS.

     The Investment Manager has voluntarily undertaken (which undertaking it may terminate at any time, on at least 30 days advance notice, in its sole discretion) to limit each Fund's expenses as follows: on the first business day of February, the Investment Manager will pay the Growth Equity Fund and the Small Cap Fund the amount, if any, by which ordinary operating expenses of the Company attributable to each Fund for the preceding fiscal year (except interest, taxes and extraordinary expenses) exceed 1.00% and 1.25%, respectively, of the average daily net assets of the Fund for that year. However, in paying the monthly investment management fee to the Investment Manager, the Fund will reduce the amount of such fee by the amount, if any, by which its ordinary operating expenses for the previous month (except interest, taxes and extraordinary expenses) exceeded on an annualized basis the above-referenced percentage of the Fund's average daily net assets, determined monthly; provided, however, that each Fund will pay to the Investment Manager on the first day of June the amount, if any, by which any such reductions exceeded the amount to which such Fund would be entitled in the preceding February under the immediately preceding sentence if such a reduction had not occurred. For the calendar years ended December 31, 1987 through December 31, 1998, no payment was due under these provisions from either the Funds or the Investment Manager.

     Each Management Agreement is terminable as to Fund without penalty on 60 days' written notice by a vote of the majority of the Fund's outstanding voting securities, by a vote of the majority of the Company's Board of Directors, or by the Investment Manager on 60 days' written notice and will automatically terminate in the event of its assignment.

THE DISTRIBUTOR


     Funds Distributor, Inc., 60 State Street, Suite 1300, Boston, Massachusetts 02109 (the "Distributor") serves as Distributor to each Fund. The Distributor has provided mutual fund distribution services since 1976, and is a subsidiary of Boston Institutional Group, Inc., which provides distribution and other related services with respect to investment products.

     Pursuant to the Distribution Agreement with the Company, the Distributor has agreed to use its best efforts to effect sales of shares of the Funds, but is not obligated to sell any specified number of shares. The Distribution Agreement contains provisions with respect to renewal and termination similar to those in each Fund's Management Agreement discussed above. Pursuant to the Distribution Agreement, the Company has agreed to indemnify the Distributor out of the assets of each Fund to the extent permitted by applicable law against certain liabilities under the Securities Act of 1933 arising in connection with the Distributor's activities on behalf of the Company.

     The Company also has an Agreement with the Investment Manager and the Distributor pursuant to which the Distributor has agreed to provide: regulatory, compliance and related technical services to the Company; services with regard to advertising, marketing and promotional activities; and officers to the Company. The Investment Manager is required to reimburse the Company for any fees and expenses of the Distributor pursuant to the Agreements.

THE ADMINISTRATOR

     The administrator of the Company is State Street Bank and Trust Company ("State Street"), 1776 Heritage Drive, North Quincy, Massachusetts 02109.


     Pursuant to an Administration Agreement with the Company, State Street is responsible for performing various administrative services required for the daily operation of the Company, subject to the control, supervision and direction of the Company and the review and comment by the Company's auditors and legal counsel. State Street has no supervisory responsibility over the investment operations of the Funds. Administrative services performed by State Street include, but are not limited to, the following: overseeing the determination and publication of the Company's net asset value; overseeing the maintenance by the Company's custodian of certain book and records of the Company; preparing the Company's federal, state and local income tax returns; arranging for payment of the Company's expenses; and preparing the financial information for the Company's semi-annual and annual reports, proxy statements and other communications.


     The Investment Manager pays all fees associated with State Street providing administrative services to the Funds.





OTHER SERVICE PROVIDERS

     State Street acts as the transfer agent, redemption agent, dividend paying agent and custodian for the Funds. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies.

     State Street's principal business address is 1776 Heritage Drive, North Quincy, Massachusetts 02171.

     PricewaterhouseCoopers LLP ("PWC") acts as the independent public accountants for the Funds. The accountant examines financial statements for the Funds and provides other audit, tax and related services. PWC's principal business address is 160 Federal Street, Boston, Massachusetts, 02110.

NET ASSET VALUE

     For purposes of the computation of the net asset value of each share of each Fund, equity securities traded on stock exchanges are valued at the last sale price on the exchange or in the principal over-the-counter market in which such securities are traded as of the close of regular trading on the day the securities are being valued, unless the Board of Directors or a duly constituted committee of the Board determines that such price does not reflect the fair value of the security. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by the Investment Manager to be the primary market for the securities. If there has been no sale on such day, the security will be valued at the closing bid price on such day. If no bid price is quoted on such day, then the security will be valued by such method as a duly constituted committee of the Board of Directors determines in good faith to reflect its fair value. Readily marketable securities traded only in the over-the-counter market that are not listed on the NASDAQ Stock Market or a similar foreign reporting service will be valued at the mean bid price, or such other comparable sources as the Board of Directors deems appropriate to reflect their fair value. Other portfolio securities held by the Funds will be valued at current market value, if current market quotations are readily available for such securities. To the extent that market quotations are not readily available such securities will be valued by whatever means a duly constituted committee of the Board of Directors deems appropriate to reflect their fair value.

     Futures contracts and related options are valued at their last sale or settlement price as of the close of the exchange on which they are traded or, if no sales are reported, at the mean between the last reported bid and asked prices. All other assets of the Funds will be valued in such manner as a duly constituted committee of the Board of Directors in good faith deems appropriate to reflect their fair value.

     Trading in securities on foreign exchanges and over-the-counter markets is normally completed at times other than the close of regular trading on the New York Stock Exchange. In addition, foreign securities and commodities trading may not take place on all business days in New York, and may occur in various foreign markets on days which are not business days in New York and on which net asset value is not calculated. The calculation of net asset value may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the calculation of net asset value unless the Board of Directors determines that a particular event would materially affect net asset value, in which case an adjustment will be made.

     Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of net asset value into U.S. dollars at the spot exchange rates at 12:00 p.m. Eastern time or at such other rates as the Investment Manager may determine to be appropriate in computing net asset value.

     Debt obligations with maturities of 60 days or less are valued at amortized cost. The Company may use a pricing service approved by the Board of Directors to value other debt obligations. Prices provided by such a service represent evaluations of the mean between current bid and asked market prices, may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual rating characteristics, indications of value from dealers, and other market data. Such services may use electronic data processing techniques and/or a matrix system to determine valuations. The procedures of such services are reviewed periodically by the officers of the Investment Manager under the general supervision of the Board of Directors. Short-term investments are amortized to maturity based on their cost, adjusted for foreign exchange translation, provided such valuations equal fair market value.


PURCHASE AND REDEMPTION OF SHARES

     The price paid for purchase and redemption of shares of the Funds is based on the net asset value per share, which is normally calculated once daily at the close of regular trading (normally 4:00 P.M. Eastern time) on the New York Stock Exchange on each day that the New York Stock Exchange is open. The New York Stock Exchange is currently closed on weekends and on the following holidays:
New Year's Day, President's Day, Martin Luther King Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The offering price is effective for orders received by Boston Financial Data Services ("BFDS") prior to the time of determination of net asset value.
Dealers are responsible for promptly transmitting purchase orders to BFDS.
The Company reserves the right in its sole discretion to suspend the continued offering of one or more of its Funds' shares and to reject purchase orders in whole or in part when such rejection is in the best interests of the Fund and its respective stockholders.

REDEMPTION OF SHARES

     Payments will be made wholly in cash unless the Board of Directors believes that economic conditions exist which would make such a practice detrimental to the best interests of a Fund. Under such circumstances, payment of the redemption price could be made either in cash or in portfolio securities taken at their value used in determining the redemption price (and, to the extent practicable, representing a pro rata portion of each of the portfolio securities held by the Fund), or partly in cash and partly in portfolio securities. Payment for shares redeemed also may be made wholly or partly in the form of a pro rata portion of each of the portfolio securities held by a Fund at the request of the redeeming stockholder, if the Company believes that honoring such request is in the best interests of such series. If payment for shares redeemed were to be made wholly or partly in portfolio securities, brokerage costs would be incurred by the stockholder in converting the securities to cash.

DIVIDENDS, DISTRIBUTIONS AND TAX STATUS


     Each income dividend and capital gain distribution, if any, declared by a Fund will be paid in full and fractional shares based on the net asset value as determined on the ex-dividend date for such distribution, unless the stockholder or his or her duly authorized agent has elected to receive all such payments or the dividend or other distribution portion thereof in cash. Changes in the manner in which dividend and other distribution payments are paid may be requested by the stockholder or his or her duly authorized agent at any time through written notice to the Company and will be effective as to any subsequent payment if such notice is received by the Company prior to the record date used for determining the stockholders entitled to such payment. Any distribution election will remain in effect until the Company is notified by the stockholder in writing to the contrary.

REGULATED INVESTMENT COMPANY

     Each Fund has qualified and intends to continue to qualify for treatment as a "regulated investment company" under Subchapter M of the Internal revenue Code of 1986 (the "Code"). Each Fund is treated as a separate corporation for tax purposes and thus the provisions of the Code generally applicable to regulated investment companies are applied separately to the Funds. In addition, net capital gains (the excess of net long-term capital gain over net short-term capital loss), net investment income, and operating expenses are determined separately for each Fund. By complying with the applicable provisions of the Code, a Fund will not be subject to federal income tax with respect to net investment income and net realized capital gains distributed to its stockholders.

     To qualify as a regulated investment company under Subchapter M, generally a Fund must: (i) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies and certain other income (including gains from certain options, futures and forward contracts), ("Income Requirement"); and (ii) diversify its holdings so that, at the end of each fiscal quarter, (a) at least 50% of the value of the Fund's total assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities, limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

     In any taxable year in which a Fund so qualifies and distributes at least 90% of the sum of its investment company taxable income (consisting of net investment income, the excess of net short-term capital gains over net long-term capital losses and net gains from certain foreign currency transactions) and its net tax-exempt interest income (if any) ("Distribution Requirement"), it will be taxed only on that portion, if any, of such investment company taxable income and any net capital gain that it retains. The Funds expect to so distribute all of such income and gains on an annual basis and thus will generally avoid any such taxation.

     Even if a Fund qualifies as a "regulated investment company," it may be subject to a federal excise tax unless it meets certain additional distribution requirements. Under the Code, a nondeductible excise tax of 4% ("Excise Tax") is imposed on the excess of a regulated investment company's "required distribution" for a calendar year ending within the regulated investment company's taxable year over the "distributed amount" for that calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income and net gains from certain foreign currency transactions) for the calendar year, (ii) 98% of capital gain net income (generally both long-term and short-term capital gain) for the one-year period ending on October 31 (as though that period were the regulated investment company's taxable year), and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by a Fund from its current year's ordinary income and capital gain net income and (ii) any amount on which a Fund pays income tax for the year. The Funds intend to meet these distribution requirements to avoid Excise Tax liability.

     Stockholders who are subject to federal or state income or franchise taxes will be required to pay taxes on dividend and capital gain distributions they receive from a Fund whether paid in additional shares of the Fund or in cash. To the extent that dividends received by a Fund would qualify for the 70% dividends-received deduction available to corporations, the Fund must designate in a written notice to stockholders, within 60 days after the close of the Fund's taxable year, the amount of the Fund's dividends that would be eligible for this treatment. In order to qualify for the dividends-received deduction with respect to a dividend paid on Fund shares, a corporate stockholder must hold the Fund shares for at least 45 days during the 90 day period that begins 45 days before the shares become ex-dividend with respect to the dividend. Stockholders, such as qualified employee benefit plans, which are exempt from federal and state taxation generally would not have to pay income tax on dividend or capital gain distributions. Prospective tax-exempt investors should consult their own tax advisers with respect to the tax consequences of an investment in the Funds under federal, state, and local tax laws.

WITHHOLDING

     Dividends paid by a Fund to a stockholder who, as to the U.S., is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign stockholder") generally will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate, if applicable). Withholding will not apply, however, if a dividend paid by a Fund to a foreign stockholder is "effectively connected" with the conduct of a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of net capital gain to foreign stockholders who are neither U.S. resident aliens nor engaged in a U.S. trade or business generally are not subject to withholding or U.S. federal income tax.

SECTION 1256 CONTRACTS

     Many of the futures contracts and related options entered into by the Funds are "Section 1256 contracts." Any gains or losses realized on Section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses, although certain foreign currency gains and losses from such contracts may be treated as ordinary income in character. Section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the Excise Tax, on October 31 or such other dates as prescribed under the Code), other than Section 1256 contracts that are part of a "mixed straddle" with respect to which a Fund has made an election not to have the following rules apply, must be "marked-to-market" (that is, treated as sold for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses are treated as though they were realized. The 60% portion of gains on Section 1256 contracts that is treated as long-term capital gain will qualify for the reduced maximum tax rates on net capital gain -- 20% (10% for taxpayers in the 15% marginal tax bracket) for gain recognized on capital assets held for more than 12 months.

STRADDLE RULES

     Generally, transactions in futures contracts and related options undertaken by the Funds may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the amount, character and timing of recognition of gains or losses realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle position may be deferred under the straddle rules, rather than being taken into account for the taxable year in which these losses are realized. Because limited regulations implementing the straddle rules have been promulgated, the tax consequences of hedging transactions and options, futures and forward contracts to the Funds are not entirely clear.

     Transactions in futures contracts and related options may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to stockholders. A Fund may make one or more elections available under the Code which are applicable to straddle positions. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to elections made. The rules applicable under certain elections operate to accelerate the recognition of gains or losses from the affected straddle positions. Because the application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to stockholders, and which will be taxed to stockholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

SECTION 988 GAINS AND LOSSES

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables, or accrues expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or loss. Similarly, on the disposition of debt securities denominated in foreign currency and on the disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuation in the value of foreign currency between the date of acquisition of the debt security, contract or option and the date of disposition thereof are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to stockholders as ordinary income.

FOREIGN TAXES

     A Fund may be required to pay withholding and other taxes imposed by foreign countries which would reduce the Fund's investment income, generally at rates from 10% to 40%. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to "pass-through" to the Fund's stockholders the amount of foreign income and similar taxes paid by the Fund. If this election is made, stockholders generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) their pro rata shares of the foreign income taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) their pro rata shares of foreign taxes in computing their taxable income or to use such amount (subject to limitations) as a foreign tax credit against their U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a stockholder who does not itemize deductions. Each stockholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by the Fund will be "passed-through" for that year.

     The foregoing is a general abbreviated summary of present U.S. federal income tax laws applicable to the Funds, their stockholders and dividend and capital gain distributions by the Funds. Stockholders are urged to consult their own tax advisers for more detailed information and for information regarding any foreign, state, and local tax laws and regulations applicable to dividends and other distributions received from the Funds.


INVESTMENT RESULTS


     Average annual total return ("T") of a Fund is calculated as follows: an initial hypothetical investment of $1,000 ("P") is divided by the net asset value of shares of the Fund as of the first day of the period in order to determine the initial number of shares purchased. Subsequent dividend and capital gain distributions by a Fund are paid at net asset value on the payment date determined by the Board of Directors. The sum of the initial shares purchased and shares acquired through distributions is multiplied by the net asset value per share of the Fund as of the end of the period ("n") to determine ending redeemable value ("ERV"). The ending value divided by the initial investment converted to a percentage equals total return. The formula thus used, as required by the SEC, is:

                                         n
                                   P(1+T)  = ERV

     The resulting percentage indicates the positive or negative investment results that an investor would have experienced from reinvested dividend and capital gain distributions and changes in share price during the period.

     This formula reflects the following assumptions: (i) all share sales at net asset value, without a sales load reduction from the $1,000 initial investment;
(ii) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board of Directors; and (iii) complete redemption at the end of any period illustrated. Total return may be calculated for one year, five years, ten years, and for other periods, and will typically be updated on a quarterly basis. The average annual compound rate of return over various periods may also be computed by using ending values as determined above.

     In addition, in order to more completely represent a Fund's performance or more accurately compare such performance to other measures of investment return, a Fund also may include in advertisements and stockholder reports other total return performance data based on time-weighted, monthly-linked total returns computed on the percentage change of the month end net asset value of the Fund after allowing for the effect of any cash additions and withdrawals recorded during the month. Returns may be quoted for the same or different periods as
those for which average total return is quoted. A Fund's investment   will vary
from time to time depending upon market conditions, the composition of the Fund's portfolio, and operating expenses, so that any investment results reported should not be considered representative of what an investment in the Fund may earn in any future period. These factors and possible differences in calculation methods should be considered when comparing a Fund's investment results with those published for other investment companies, other investment vehicles and unmanaged indices. Results also should be considered relative to the risks associated with a Fund's investment objective and policies.

     Each of the Funds may from time to time compare its investment results with data and mutual fund rankings published or prepared by Lipper Analytical Services, Inc. and Morningstar, Inc., which rank mutual funds by overall performance, investment objectives, and assets.

     The Growth Equity Fund may from time to time compare its investment results with:

     1. The Russell Midcap Index, which is composed of the smallest 800 companies in the Russell 1000 Index. The Russell 1000 Index is made up of the 1,000 largest companies in the Russell 3000 Index, which is composed of the 3,000 largest U.S. companies by market capitalization and represents approximately 98% of the investable U.S. equity market.

    2. The S&P 400 Index, which is comprised of the smallest 400 companies in the S&P 500 Index. The S&P 500 Index is a capitalization-weighted index of 500 stocks that attempts to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing major industries.

     3.   The S&P 500 Index.

     4. The Dow Jones Industrial Average, which is a price-weighted average of the price of 500 of the largest publicly traded stocks in the United States.

     5. The Russell 2000 Index, which is composed of the 2,000 smallest securities in the Russell 3000 Index, which is composed of the 3,000 largest U.S. companies based on market capitalization and represents approximately 98% of the investable U.S. equity market.

    6. The Value Line Composite Index, which consists of approximately 1,700 common equity securities.

    7. The NASDAQ Over-the-Counter Index, which is a value-weighted index compose of 4,500 stocks traded over the counter.

    8. Data and mutual fund rankings published by Lipper Analytical Services, Inc. and Morningstar, which rank mutual funds by overall performance, investment objectives, and assets.

     The Small Cap Fund may from time to time compare its investment results with:

     1.   The Russell 2000 Index.

     2.   The S&P 500 Index.

     3.   The Value Line Composite Index

     4.   The NASDAQ Over-the-Counter Index.

     5. Data and mutual fund rankings published or prepared by Lipper Analytical Services, Inc. and Morningstar, which rank mutual funds by overall performance, investment objectives, and assets.


GENERAL INFORMATION


     The Company was incorporated in Maryland on March 16, 1979. The Company is authorized to issue 1,000,000,000 shares of Capital Stock (par value $0.0001 per share) of which 300,000,000 shares have been designated as shares of the Growth Equity Fund, 100,000,000 shares have been designated as shares of the Small Cap Fund, and 100,000,000 shares have been designated as shares of the International Growth Equity Fund. (The shares of the International Growth Equity Fund are offered through a separate prospectus.) The Company's Board of Directors may, in the future, authorize the issuance of other series of capital stock representing shares of additional investment portfolios or funds. All shares of the Company have equal voting rights and will be voted in the aggregate, and not by series, except where voting by series is required by law or where the matter involved affects only one series. There are no conversion or preemptive rights in connection with any shares of the Company. All shares of each Fund when duly issued will be fully paid and non-assessable. The rights of the holders of shares of a Fund may not be modified except by vote of the majority of the outstanding shares of the Fund. Certificates are not issued unless requested and are never issued for fractional shares. Fractional shares are liquidated when an account is closed.

DESCRIPTION OF CAPITAL SHARES

     Stockholders are entitled to one vote for each full share held and fractional votes for fractional shares held. Unless otherwise provided by law or its Articles of Incorporation or Bylaws, each Company generally may take or authorize any extraordinary action upon the favorable vote of the holders of more than 50% of the outstanding shares of the Company or may take or authorize any routine action upon approval of a majority of the votes cast.

     Shares of the Funds have non-cumulative voting rights, which means that the holders of more than 50% of all series of the Company's shares voting for the election of directors can elect 100% of the directors if they wish to do so. In such event, the holders of the remaining less than 50% of the shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors.

     The Company is not required to hold a meeting of stockholders in any year in which the 1940 Act does not require a stockholder vote on a particular matter, such as election of directors. The Company will hold a meeting of its stockholders for the purpose of voting on the question of removal of one or more directors if requested in writing by the holders of at least 10% of the Company's outstanding voting securities, or to assist in communicating with its stockholders as required by Section 16(c) of the 1940 Act.

     In the event of the liquidation or dissolution of the Company, stockholders of a Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution, in such manner and on such general basis as the Board of Directors may determine.

     Stockholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and nonassessable by the Company.


ADDITIONAL INFORMATION


COUNSEL

     Certain legal matters in connection with the capital shares offered by the Prospectus have been passed upon for the Fund by Paul, Hastings, Janofsky & Walker LLP, 555 South Flower Street, Los Angeles, California 90071. The validity of the capital stock offered by the Funds has been passed upon by Venable, Baetjer and Howard, LLP, 1800 Mercantile Bank & Trust Building, 2 Hopkins Plaza, Baltimore, Maryland 21201. Paul, Hastings, Janofsky & Walker LLP has acted and will continue to act as counsel to the Investment Manager in various matters.

LICENSE AGREEMENT

     Under a License Agreement dated as of December 11, 1997, the Investment Manager has granted the Company the right to use the "Dresdner RCM" name and has reserved the right to withdraw its consent to the use of such name by the Company at any time, or to grant the use of such name to any other company. In addition, the Company has granted the Investment Manager, under certain conditions, the right to use any other name it might assume in the future, with respect to any other investment company sponsored by the Investment Manager.

FINANCIAL STATEMENTS


     Incorporated by reference herein are the financial statements of the Funds contained in the Funds' Annual Reports to Shareholders for the year ended December 31, 1998, including the Report of Independent Accountants, dated February 22, 1999, the Statement of Assets and Liabilities, including the Portfolio of Investments and the related Statement of Operations, Statement of Changes in Net Assets, and the Financial Highlights. Copies of the Funds' Annual and Semi-Annual Reports to Shareholders will be available, upon request, by calling (800) 726-7240, or by writing to Four Embarcadero Center, San Francisco, California 94111.


REGISTRATION STATEMENT

     The Funds' Prospectus and this SAI do not contain all of the information set forth in the Company's registration statement and related forms as filed with the SEC, certain portions of which are omitted in accordance with rules and regulations of the SEC. The registration statement and related forms may be inspected at the Public Reference Room of the SEC at Room 1024, 450 5th Street, N.W., Judiciary Plaza, Washington, D.C. 20549, and copies thereof may be obtained from the SEC at prescribed rates. It is also available on the SEC's Internet Web site at http://www.sec.gov. Statements contained in the Prospectus or this SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Company's registration statement, such statement being qualified in all respects by such reference.

                               -------------------------
                        [LOGO] DRESDNER RCM GLOBAL FUNDS
                               -------------------------

                               UNITED STATES FUNDS
                       DRESDNER RCM LARGE CAP GROWTH FUND
                      DRESDNER RCM TAX MANAGED GROWTH FUND
                         DRESDNER RCM BIOTECHNOLOGY FUND

                                  GLOBAL FUNDS
                       DRESDNER RCM GLOBAL SMALL CAP FUND
                       DRESDNER RCM GLOBAL TECHNOLOGY FUND
                      DRESDNER RCM GLOBAL HEALTH CARE FUND

                               INTERNATIONAL FUNDS
                  DRESDNER RCM INTERNATIONAL GROWTH EQUITY FUND
                       DRESDNER RCM EMERGING MARKETS FUND
                            DRESDNER RCM EUROPE FUND

     This prospectus contains essential information for anyone considering an investment in these Funds. Please read this document carefully and retain it for future reference.

     The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state or suggest otherwise.

                                                            May 3, 1999

TABLE OF CONTENTS

RISK/RETURN SUMMARY AND FUND EXPENSES
This section summarizes the Funds' investments, risks, past performance, and fees.

     DRESDNER RCM LARGE CAP GROWTH FUND                                       2
     DRESDNER RCM TAX MANAGED GROWTH FUND                                     4
     DRESDNER RCM BIOTECHNOLOGY FUND                                          6
     DRESDNER RCM GLOBAL SMALL CAP FUND                                       8
     DRESDNER RCM GLOBAL TECHNOLOGY FUND                                     10
     DRESDNER RCM GLOBAL HEALTH CARE FUND                                    12
     DRESDNER RCM INTERNATIONAL GROWTH EQUITY FUND                           14
     DRESDNER RCM EMERGING MARKETS FUND                                      16
     DRESDNER RCM EUROPE FUND                                                18

INVESTMENT OBJECTIVES, POLICIES AND RISKS
This section provides details about the Funds' investment objectives, policies and risks.

     INVESTMENT OBJECTIVES AND POLICIES                                      20
     OTHER INVESTMENT PRACTICES                                              21
     CHANGING THE FUNDS' INVESTMENT OBJECTIVES AND POLICIES                  24
     INVESTMENT RISKS                                                        24

Organization and Management
This section provides details about the people and organizations who oversee the Funds.

     THE FUNDS AND THE INVESTMENT MANAGER                                    27
     THE PORTFOLIO MANAGERS                                                  28
     MANAGEMENT FEES AND OTHER EXPENSES                                      30
     THE DISTRIBUTOR                                                         32
     PENDING LITIGATION                                                      32

STOCKHOLDER INFORMATION
This section tells you how to buy, sell and exchange shares, how we value shares, and how we pay dividends and distributions.

     BUYING SHARES                                                           33
     SELLING SHARES                                                          35
     OTHER STOCKHOLDER SERVICES AND ACCOUNT POLICIES                         36
     DIVIDENDS, DISTRIBUTIONS AND TAXES                                      39

FINANCIAL HIGHLIGHTS
This section provides details on selected
financial highlights of the Funds.                                           40

DRESDNER RCM LARGE CAP GROWTH FUND


GOAL

     The Fund's goal is to seek long term capital appreciation by investing in equity securities of U.S. companies with at least $1 billion in market capitalization.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund will normally invest at least 65% of its total assets in companies with large market capitalizations, which are companies with a total market capitalization of at least $1 billion at the time of purchase.

     The Investment Manager evaluates the fundamental value and prospects for growth of individual companies and focuses on companies that it expects will have higher than average rates of growth and strong potential for capital appreciation. The Standard & Poor's 500 Stock Index is the Fund's performance benchmark. The Investment Manager bases its security selection on the relative investment merits of each company and industry throughout the United States and will not seek to duplicate the sector or stock allocations of the Standard & Poor's 500 Stock Index.

PRINCIPAL INVESTMENT RISKS

     Because the value of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments.

     The value of the Fund's investments will fluctuate in response to the activities of individual companies and general stock market and economic conditions.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

     The charts on the following page provide some indication of the risks of investing in the Fund by showing how its performance has varied from year to year. The bar chart shows changes in the yearly performance of the Fund since its inception. The chart below it compares the performance of the Fund over time to the Standard & Poor's 500 Stock Index.

     Both charts assume reinvestment of dividends and distributions. Of course, past performance does not necessarily indicate how the Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURN FOR CLASS I SHARES

[GRAPH]


  1997      1998
 ----------------
 31.99%    44.11%

For the periods covered by this year-by-year total return chart, the Fund's highest quarterly return was 29.25% (for the fourth quarter ended 1998) and the lowest quarterly return was -9.11% (for the third quarter ended 1998).

AVERAGE ANNUAL TOTAL RETURNS (THROUGH DECEMBER 31, 1998)


                                                   FUND          PAST        SINCE
                                                 INCEPTION       YEAR      INCEPTION
 LARGE CAP GROWTH FUND CLASS I SHARES*            12/31/96        44.11%     37.91%
 LARGE CAP GROWTH FUND CLASS N SHARES**           12/31/96        44.11%     37.91%
 S&P 500 Stock Index                                    --        28.58%     30.95%

*Returns through December 31, 1998 reflect Rule 12b-1 fees. On that date, all Fund shares were redesignated as Class I Shares, which do not pay Rule 12b-1 fees. Performance results for periods after December 31, 1998 will not reflect Rule 12b-1 fees.

**Class N shares were first issued on March 2, 1999, and pay Rule 12b-1 fees. Class N returns through December 31, 1998 are based on Class I returns and reflect Rule 12b-1 fees.

EXAMPLE

     Use this table to compare fees and expenses of the Fund with those of other funds. It illustrates the amount of fees and expenses you would pay assuming:

        -   $10,000 investment in the Fund
        -   5% annual return
        -   redemption at the end of each period
        -   no changes in the Fund's operating expenses

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:


               ONE     THREE    FIVE       TEN
               YEAR    YEARS    YEARS     YEARS
CLASS I+       $ 97    $711     $1,351   $3,074
CLASS N+       $122    $786     $1,475   $3,313

+ Assuming the Investment Manager continues to reimburse the ordinary operating expenses which exceed the annualized rate of 0.95% for Class I and 1.20% for Class N, your expenses for the periods indicated would be $97, $303, $525,and $1,166 for Class I and $122, $381, $660, and $1,455 for Class N. However, there is no guarantee that the Investment Manager will continue such reimbursement policy.

FEES AND EXPENSES

As an investor in the Fund, you will pay the following fees and expenses.

SHAREHOLDER FEES
(fees paid directly from your investment)                            NONE

ANNUAL FUND OPERATING EXPENSES
(fees paid from Fund assets)


                     CLASS      CLASS
                       I          N
Management Fees       0.70%     0.70%
Rule 12b-1 Fee        none(1)   0.25%
Other Expenses        2.19%     2.19%
Total Annual Fund
Operating Expenses    2.89%     3.14%
Less: Fees Waived
And Reimbursed (2)   -1.94%    -1.94%
Net Operating
Expenses (2)          0.95%     1.20%

(1) For fiscal 1998, the Fund charged a Rule 12b-1 fee at an annual rate of 0.15%. This fee is no longer applicable and has not been included in the Class I expenses shown here.

(2) Dresdner RCM Global Investors LLC (the "Investment Manager") has contractually agreed until at least December 31, 1999, to pay each quarter the amount, if any, by which the ordinary operating expenses for the quarter (except interest, taxes and extraordinary expenses) exceed the annualized rate of 0.95% for Class I and 1.20% for Class N. The Fund may reimburse the Investment Manager in the future.


                                                                          [LOGO]

DRESDNER RCM TAX MANAGED GROWTH FUND

GOAL

     The Fund's goal is to enhance the after-tax returns of its shareholders by investing in a broadly diversified portfolio of equity securities of U.S. companies for long term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund currently intends to invest in companies of any size, ranging from larger, well-established issuers to smaller emerging growth companies. However, no more than 20% of the Fund's total assets will be invested in companies with market capitalizations below $500 million at the time of purchase.

     To maximize after-tax total returns, the Fund may use certain investment techniques designed to reduce capital gains distributions to shareholders. These techniques may include, among others, holding securities long enough to avoid higher, short-term capital gains taxes, selling shares with a higher cost basis first, and selling securities that have declined in value to offset past or future gains realized on the sale of other securities. These techniques will not completely eliminate taxable distributions by the Fund.

     The Investment Manager evaluates the fundamental value and prospects for growth of individual companies and focuses on companies that it expects will have higher than average rates of growth and strong potential for capital appreciation. The Standard & Poor's 500 Stock Index and the Wilshire 5000 Index are the Fund's performance benchmarks. The Investment Manager bases its security selection on the relative investment merits of each company and industry throughout the United States and will not seek to duplicate the sector or stock allocations of either index.

PRINCIPAL INVESTMENT RISKS

     Because the value of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments.

     The value of the Fund's investments will fluctuate in response to the activities of individual companies and general stock market and economic conditions. The stock prices of smaller and newer companies in which the Fund may invest often fluctuate more than those of larger, more established companies.

     Efforts to minimize the realization of capital gains are not entirely within the Fund's control and will be affected by shareholder purchase and redemption activity. In addition, efforts to maximize after-tax total returns may require trade-offs that reduce pre-tax returns.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

     This section would normally show how the Fund has performed over time. Because this Fund was in operation less than one year when this Prospectus was printed, its performance is not included. In the future, the Fund will compare its performance to the Standard & Poor's 500 Stock Index and the Wilshire 5000 Index.

 YEAR-BY-YEAR TOTAL RETURN FOR CLASS I SHARES

     PERFORMANCE DATA IS NOT INCLUDED AS THE FUND IS LESS THAN ONE YEAR OLD.

EXAMPLE

     Use this table to compare fees and expenses of the Fund with those of other funds. It illustrates the amount of fees and expenses you would pay assuming:

        -   $10,000 investment in the Fund
        -   5% annual return
        -   redemption at the end of each period
        -   no changes in the Fund's operating expenses

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               ONE                                THREE
               YEAR                               YEARS
CLASS I        $228                               $387
CLASS N        $253                               $465

FEES AND EXPENSES

     As an investor in the Fund, you will pay the following fees and expenses.

SHAREHOLDER FEES (1)
(fees paid directly from your investment)

CLASS I SHARES              1.00%
CLASS N SHARES              1.00%

 ANNUAL FUND OPERATING EXPENSES
(fees paid from Fund assets)

                        CLASS    CLASS
                          I        N
Management Fees          0.75%    0.75%
Rule 12b-1 Fee           NONE     0.25%
Other Expenses           0.47%    0.47%
Total Annual Fund
Operating Expenses (2)   1.22%    1.47%

(1) The Fund charges you a 1.00% redemption fee if you redeem shares within the first year of purchase.

(2) The Investment Manager has contractually agreed until at least December 31, 1999, to pay each quarter the amount, if any, by which the ordinary operating expenses for the quarter (except interest, taxes and extraordinary expenses) exceed the annualized rate of 1.25% for Class I and 1.50% for Class N. The Fund may reimburse the Investment Manager in the future.


                                                                          [LOGO]

DRESDNER RCM BIOTECHNOLOGY FUND

GOAL

     The Fund's goal is to seek long term capital appreciation by investing in equity securities of biotechnology companies.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund will normally invest at least 65% of its total assets in biotechnology companies. The Fund currently intends to primarily invest in companies with market capitalizations below $1 billion at the time of purchase, with no more than 15% of its total assets in biotechnology companies with market capitalizations below $100 million at the time of purchase. The Fund currently expects that the majority of its investments will be in companies organized or headquartered in the United States. However, the Fund may invest up to 25% of its total assets in foreign issuers organized or headquartered in any one foreign country.

     Biotechnology companies engage in the research, development, provision and/or manufacture of biotechnological products, services and processes. Such companies generally employ genetic engineering to develop new drugs and apply new and innovative processes to discover and develop diagnostic and therapeutic products and services. The biotechnology industry currently includes pharmaceutical, biochemical, medical/surgical, human health care, and agricultural and industrial-oriented companies. Because of the rapid developments in the biotechnology industry, over time, companies with new and different products and focuses will likely be included in the industry.

     The Investment Manager evaluates the fundamental value and prospects for growth of individual companies and focuses on biotechnology companies that it expects will have higher than average rates of growth and strong potential for capital appreciation. The American Stock Exchange Biotechnology Index, the NASDAQ Biotechnology Index, and the Russell 2000 Index are the Fund's performance benchmarks. The Investment Manager bases its security selection on the relative investment merits of each company and will not seek to duplicate its benchmarks.

PRINCIPAL INVESTMENT RISKS

     Because the value of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments.

     Because the Fund will focus its investments in biotechnology companies, it will be more susceptible than more diversified funds to market and other conditions affecting biotechnology companies. As a result,its share price may be more volatile than a fund with a more broadly diversified portfolio.

     The value of the Fund's investments will fluctuate in response to the activities of individual companies and general stock market and economic conditions. The performance of foreign securities also depends on the political and economic environments and other overall economic conditions in the countries where the Fund invests. The Fund's value will also be exposed to currency risk. The stock prices of smaller and newer companies in which the Fund may invest often fluctuate more than those of larger, more established companies.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

        The charts on the following page show how the Fund has performed and provide some indication of the risks of investing in the Fund. The bar chart shows the Fund's performance for its first full year of operation. The chart below it compares the performance of the Fund over time to its benchmarks.

     Both charts assume reinvestment of dividends and distributions. Of course, past performance does not necessarily indicate how the Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS FOR CLASS N SHARES

[GRAPH]

    1998
  --------
   17.76%

For the period covered by this year-by-year total return chart, the Fund's highest quarterly return was 29.26% (for the fourth quarter ended 1998) and the lowest quarterly return was -9.17% (for the third quarter ended 1998).

AVERAGE ANNUAL TOTAL RETURNS (THROUGH DECEMBER 31, 1998)


                                               FUND         PAST          SINCE
                                             INCEPTION      YEAR       INCEPTION
BIOTECHNOLOGY FUND CLASS N SHARES            12/30/97       17.76%        17.70%
Amex Biotech Index                                 --       13.96%        15.91%
Nasdaq Biotech Index                               --       44.30%        46.69%
Russell 2000 Index                                 --       -2.54%        13.77%

EXAMPLE

     Use this table to compare fees and expenses of the Fund with those of other funds. It illustrates the amount of fees and expenses you would pay assuming:

        -   $10,000 investment in the Fund
        -   5% annual return
        -   redemption at the end of each period
        -   no changes in the Fund's operating expenses

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                   ONE       THREE     FIVE       TEN
                   YEAR      YEARS     YEARS     YEARS
Class N+           $153     $1,162    $2,174     $4,716

+ Assuming the Investment Manager continues to reimburse the ordinary operating expenses which exceed the annualized rate of 1.50% for Class N, your expenses for the periods indicated would be $153, $474, $818, and $1,791. However, there is no guarantee that the Investment Manager will continue such reimbursement policy.

FEES AND EXPENSES

     As an investor in the Fund, you will pay the following fees and expenses.

SHAREHOLDER FEES
(fees paid directly from your investment)                        NONE

 ANNUAL FUND OPERATING EXPENSES
(fees paid from Fund assets)

                            CLASS
                              N
Management Fees             1.00%
Rule 12b-1 Fee              0.25%
Other Expenses              3.62%
Total Annual Fund
Operating Expenses          4.87%
Less: Fees Waived
And Reimbursed(1)          -3.37%
Net Operating
Expenses(1)                 1.50%

(1) The Investment Manager has contractually agreed until at least
    December 31, 1999, to pay each quarter the amount, if any, by which the ordinary operating expenses for Class N for the quarter (except interest, taxes and extraordinary expenses) exceed the annualized rate of 1.50%. The Fund may reimburse the Investment Manager in the future.


                                                                          [LOGO]

DRESDNER RCM GLOBAL SMALL CAP FUND

GOAL

     The Fund's goal is to seek long term capital appreciation by investing in equity securities of companies with market capitalizations up to $1 billion.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund will normally invest at least 65% of its total assets in small-sized companies with total market capitalizations of up to $1 billion at the time of purchase. The Fund may invest up to 15% of its total assets in companies with market capitalizations below $100 million at the time of purchase. The Fund expects the average market capitalization of its portfolio will range between $500 million and $1 billion.

     As a fundamental policy which cannot be changed without stockholder approval, the Fund invests in companies organized or headquartered in at least three different countries (one of which may be the United States). However, the Fund currently expects the majority of its foreign investments will be in companies organized or headquartered in Japan and the countries of Western Europe.

     Under normal market conditions, the Fund will invest no more than 25% of its total assets in issuers that are organized or headquartered in any one foreign country, other than France, Germany, Japan and the United Kingdom.

     The Investment Manager evaluates the fundamental value and prospects for growth of individual companies that it expects will have higher than average rates of growth and strong potential for capital appreciation. In addition, the Investment Manager develops forecasts of economic growth, inflation, and interest rates that it uses to help identify those regions and individual countries that are likely to offer the best investment opportunities. The Salomon Brothers Extended Market Index is the Fund's performance benchmark. The Investment Manager bases its security selection on the relative investment merits of each company and industry around the world and will not seek to duplicate the country or sector allocations of the Salomon Brothers Extended Market Index.

PRINCIPAL INVESTMENT RISKS

     Because the value of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments.

     The value of the Fund's investments fluctuate in response to the activities of individual companies and general stock market and economic conditions. The performance of foreign securities also depends on the political and economic environments and other overall economic conditions in the countries where the Fund invests. The Fund's value will also be exposed to currency risk. The stock prices of smaller and newer companies in which the Fund may invest often fluctuate more than those of larger, more established companies.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

         The charts on the following page show how the Fund has performed and provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The bar chart shows changes in the yearly performance of the Fund since its inception. The chart below it compares the performance of the Fund over time to its benchmark.

     Both charts assume reinvestment of dividends and distributions. Of course, past performance does not necessarily indicate how the Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURN FOR CLASS I SHARES


[GRAPH]

 1997      1998
25.48%    19.29%

For the periods covered by this year-by-year total return chart, the Fund's highest quarterly return was 24.87% (for the second quarter ended 1997) and the lowest quarterly return was -23.37% (for the third quarter ended 1998).

AVERAGE ANNUAL TOTAL RETURNS (THROUGH DECEMBER 31, 1998)


                                               FUND          PAST         SINCE
                                             INCEPTION       YEAR       INCEPTION
GLOBAL SMALL CAP FUND CLASS I SHARES*        12/31/96       19.29%       22.34%
GLOBAL SMALL CAP FUND CLASS N SHARES**       12/31/96       19.29%       22.34%
Salomon EMI Index                                 --         4.12%        5.29%

*Returns through December 31, 1998 reflect Rule 12b-1 fees. On that date, all Fund shares were redesignated as Class I Shares, which do not pay Rule 12b-1 fees. Performance results for periods after December 31, 1998 will not reflect Rule 12b-1 fees.

**Class N shares were first issued on March 10, 1999, and pay Rule 12b-1 fees. Class N returns through December 31, 1998 are based on Class I returns and reflect Rule 12b-1 fees.

EXAMPLE

     Use this table to compare fees and expenses of the Fund with those of other funds. It illustrates the amount of fees and expenses you would pay assuming:

        -   $10,000 investment in the Fund
        -   5% annual return
        -   redemption at the end of each period
        -   no changes in the Fund's operating expenses

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                       ONE       THREE      FIVE        TEN
                      YEAR       YEARS      YEARS      YEARS
CLASS I+              $153       $910      $1,689     $3,733
CLASS N+              $178       $984      $1,809     $3,954

+ Assuming the Investment Manager continues to reimburse the ordinary operating expenses which exceed the annualized rate of 1.50% for Class I and 1.75% for Class N, your expenses for the periods indicated would be $153, $474, $818,and $1,791 for Class I and $178, $551, $949, and $2,062 for Class N. However, there is no guarantee that the Investment Manager will continue such reimbursement policy.


FEES AND EXPENSES

     As an investor in the Fund, you will pay the following fees and expenses.

SHAREHOLDER FEES
(fees paid directly from your investment)              NONE

ANNUAL FUND OPERATING EXPENSES
(fees paid from Fund assets)


                      CLASS       CLASS
                        I          N
Management Fees        1.00%     1.00%
Rule 12b-1 Fee         NONE(1)   0.25%
Other Expenses         2.61%     2.61%
Total Annual Fund
Operating Expenses     3.61%     3.86%
Less: Fees Waived
And Reimbursed (2)    -2.11%    -2.11%
Net Operating
Expenses (2)           1.50%     1.75%


(1) For fiscal 1998, the Fund charged a Rule 12b-1 fee at an annual rate of 0.25%. This fee is no longer applicable and has not been included in the Class I expenses shown here.

(2) The Investment Manager has contractually agreed until at least
December 31, 1999, to pay each quarter the amount, if any, by which the ordinary operating expenses for the quarter (except interest, taxes and extraordinary expenses) exceed the annualized rate of 1.50% for Class I and 1.75% for Class N. The Fund may reimburse the Investment Manager in the future.


                                                                          [LOGO]

DRESDNER RCM GLOBAL TECHNOLOGY FUND

GOAL

     The Fund's goal is to seek long term capital appreciation by investing in equity securities of technology companies.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund will normally invest at least 65% of its total assets in technology companies. The Fund currently intends to invest primarily in companies with market capitalizations greater than $500 million at the time of purchase, with no more than 15% of its total assets in technology companies with market capitalizations below $100 million at the time of purchase.

     Technology companies are companies with revenues primarily generated by technology products and services. These include the internet, computers and computer peripherals, software, electronic components and systems, communications equipment and services, semiconductors, media and information services, pharmaceuticals, hospital supply and medical devices, biotechnology products, environmental services, chemical products and synthetic materials, and defense and aerospace products and services.

     As a fundamental policy, which cannot be changed without stockholder approval, the Fund invests in technology companies organized or headquartered in at least three different countries (one of which may be the United States). The Fund may invest up to 50% of its total assets in foreign issuers (but under normal market conditions no more than 25% of its total assets in issuers organized or headquartered in any one foreign country, other than Japan).

     The Investment Manager evaluates the fundamental value and prospects for growth of individual companies and focuses on technology companies that it expects will have higher than average rates of growth and strong potential for capital appreciation. In addition, the Investment Manager develops forecasts of economic growth, inflation, and interest rates that it uses to help identify those regions and individual countries that are likely to offer the best investment opportunities. The Standard & Poor's 500 Stock Index and Lipper Science & Technology Fund Index are the Fund's performance benchmarks. The Investment Manager bases its security selection on the relative investment merits of each company and industry around the world and will not seek to duplicate either index.

PRINCIPAL INVESTMENT RISKS

     Because the value of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments.

     Because the Fund will focus its investments in technology companies, it will be more susceptible than more diversified funds to market and other conditions affecting technology companies. As a result, its share price may be more volatile than a fund with a more broadly diversified portfolio.

     The value of the Fund's investments will fluctuate in response to the activities of individual companies and general stock market and economic conditions. The performance of foreign securities also depends on the political and economic environments and other overall economic conditions in the countries where the Fund invests. The Fund's value will also be exposed to currency risk. The stock prices of smaller and newer companies in which the Fund may invest often fluctuate more than those of larger, more established companies.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

     The charts on the following page show how the Fund has performed and provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The bar chart shows changes in the yearly performance of the Fund since its inception. The chart below it compares the performance of the Fund over time to its benchmarks.

     Both charts assume reinvestment of dividends and distributions. Of course, past performance does not necessarily indicate how the Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURN FOR CLASS I SHARES

[GRAPH]

 1996     1997     1998
26.41%   27.08%   61.05%

For the periods covered by this year-by-year total return chart, the Fund's highest quarterly return was 46.01% (for the fourth quarter ended 1998) and the lowest quarterly return was -15.60% (for the third quarter ended 1998).

AVERAGE ANNUAL TOTAL RETURNS (THROUGH DECEMBER 31, 1998)

                                               FUND         PAST         SINCE
                                             INCEPTION      YEAR       INCEPTION
GLOBAL TECHNOLOGY FUND CLASS I SHARES*       12/27/95       61.05%       37.31%
GLOBAL TECHNOLOGY FUND CLASS N SHARES**      12/27/95       61.05%       37.31%
S&P 500 Stock Index                                --       28.58%       30.95%
Lipper Science & Technology Fund Index             --       46.95%        22.63%

*On December 31,1998, all Fund shares were redesignated as Class I shares. Neither the Class I shares nor their predecessors paid Rule 12b-1 fees.

**Class N shares were first issued on January 30, 1999, and pay Rule 12b-1 fees. Class N returns through December 31, 1998 are based on Class I returns, and would be lower if Rule 12b-1 fees had been paid.

EXAMPLE

     Use this table to compare fees and expenses of the Fund with those of other funds. It illustrates the amount of fees and expenses you would pay assuming:

        -   $10,000 investment in the Fund
        -   5% annual return
        -   redemption at the end of each period
        -   no changes in the Fund's operating expenses

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                    ONE       THREE        FIVE          TEN
                   YEAR       YEARS        YEARS        YEARS
CLASS I+           $153       $681        $1,236       $2,751
CLASS N+           $178       $757        $1,362       $2,998

+ Assuming the Investment Manager continues to reimburse the ordinary operating expenses which exceed the annualized rate of 1.50% for Class I and 1.75% for Class N, your expenses for the periods indicated would be $153, $474, $818, and $1,791 for Class I and $178, $551, $949, and $2,062 for Class N. However, there is no guarantee that the Investment Manager will continue such reimbursement policy.

FEES AND EXPENSES

     As an investor in the Fund, you will pay the following fees and expenses.

SHAREHOLDER FEES
(fees paid directly from your investment) NONE

ANNUAL FUND OPERATING EXPENSES
(fees paid from Fund assets)

                          Class        Class
                            I            N
Management Fees            1.00%       1.00%
Rule 12B-1 Fee             none        0.25%
Other Expenses             1.49%       1.49%
Total Annual Fund
Operating Expenses         2.49%       2.74%
Less: Fees Waived
and Reimbursed(1)         -0.99%(2)   -0.99%
Net Operating
Expenses(1)                1.50%       1.75%


(1) The Investment Manager has contractually agreed until at least December 31, 1999, to pay each quarter the amount, if any, by which the ordinary operating expenses for the quarter (except interest, taxes and extraordinary expenses) exceed the annualized rate of 1.50% for Class I and 1.75% for Class N. The Fund may reimburse the Investment Manager in the future.

(2) This percentage includes an expense reduction of 0.25% for the Class I
    Shares.

 DRESDNER RCM GLOBAL HEALTH CARE FUND

GOAL

     The Fund's goal is to seek long term capital appreciation by investing in equity securities of health care companies.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund will normally invest at least 65% of its total assets in health care companies. The Fund currently intends to invest primarily in companies with market capitalizations of at least $1 billion at the time of purchase, with no more than 15% of its total assets in health care companies with market capitalizations below $100 million at the time of purchase.

   Health care companies include pharmaceutical, biochemical, biotechnology health care service and medical device companies. These companies are typically involved in research and development or ownership and/or the operation of health care facilities, franchises or practices, and the design, production or selling of medical, dental and optical products. A company will be deemed to be principally engaged in the health care business if:

     1) at least 50% of its earnings or revenues are derived from health care activities; or

     2) at least 50% of its assets are devoted to such activities, based upon the company's financial statements as of the end of its most recent fiscal year.

     As a fundamental policy, which cannot be changed without stockholder approval, the Fund invests in health care companies organized or headquartered in at least three different countries (one of which may be the United States). However, the Fund currently expects the majority of its foreign investments will be in companies organized or headquartered in Japan and the countries of Western Europe.

   The Investment Manager evaluates the fundamental value and prospects for growth of individual companies and focuses on health care companies that it expects will have higher than average rates of growth and strong potential for capital appreciation. In addition, the Investment Manager develops forecasts of economic growth, inflation, and interest rates that it uses to help identify those regions and individual countries that are likely to offer the best investment opportunities. The Standard & Poor's 500 Stock Index and the Russell Midcap Health Care Index are the Fund's performance benchmarks. The Investment Manager bases its security selection on the relative investment merits of each company around the world and will not seek to duplicate either index.

PRINCIPAL INVESTMENT RISKS

     Because the value of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments.

     Because the Fund will focus its investments in health care companies, it will be more susceptible than more diversified funds to market and other conditions affecting health care companies. As a result, its share price may be more volatile than a fund with a more broadly diversified portfolio.

     The value of the Fund's investments will fluctuate in response to the activities of individual companies and general stock market and economic conditions. The performance of foreign securities also depends on the political and economic environments and other overall economic conditions in the countries where the Fund invests. The Fund's value will also be exposed to currency risk. The stock prices of smaller and newer companies in which the Fund may invest often fluctuate more than those of larger, more established companies.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

     The charts on the following page show how the Fund has performed and provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The bar chart shows changes in the yearly performance of the Fund since its inception. The chart below it compares the performance of the Fund over time to its benchmarks.

     Both charts assume reinvestment of dividends and distributions. Of course, past performance does not necessarily indicate how the Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS FOR CLASS N SHARES

  1997     1998
 30.00%   25.57%

For the periods covered by this year-by-year total return chart, the Fund's highest quarterly return was 19.51% (for the fourth quarter ended 1998) and the lowest quarterly return was -4.45% (for the third quarter ended 1998).

AVERAGE ANNUAL TOTAL RETURNS (THROUGH DECEMBER 31, 1998)

                                               FUND         PAST          SINCE
                                             INCEPTION      YEAR       INCEPTION
GLOBAL HEALTH CARE FUND CLASS N SHARES       12/31/96       25.57%       27.77%
S&P 500 Stock Index                                --       28.58%       30.95%
Russell Midcap Health Care Index                   --       33.41%       26.10%

EXAMPLE

     Use this table to compare fees and expenses of the Fund with those of other funds. It illustrates the amount of fees and expenses you would pay assuming:

        -   $10,000 investment in the Fund
        -   5% annual return
        -   redemption at the end of each period
        -   no changes in the Fund's operating expenses

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                   ONE       THREE      FIVE       TEN
                   YEAR      YEARS      YEARS      YEARS
CLASS N+           $153      $918       $1,705     $3,766

+ Assuming the Investment Manager continues to reimburse the ordinary operating expenses which exceed the annualized rate of 1.50% for Class N, your expenses for the periods indicated would be $153, $474, $818, and $1,791. However, there is no guarantee that the Investment Manager will continue such reimbursement policy.


FEES AND EXPENSES

     As an investor in the Fund, you will pay the following fees and expenses.

SHAREHOLDER FEES
(fees paid directly from your investment) NONE

ANNUAL FUND OPERATING EXPENSES
(fees paid from Fund assets)


                             Class
                               N
Management Fees              1.00%
Rule 12B-1 Fee               0.25%
Other Expenses               2.40%
Total Annual Fund
Operating Expenses           3.65%
Less: Fees Waived
and Reimbursed(1)           -2.15%
Net Operating
Expenses(1)                  1.50%

(1) The Investment Manager has contractually agreed until at least December 31, 1999, to pay each quarter the amount, if any, by which the ordinary operating expenses for Class N for the quarter (except interest, taxes and extraordinary expenses) exceed the annualized rate of 1.50%. The Fund may reimburse the Investment Manager in the future.

DRESDNER RCM INTERNATIONAL GROWTH EQUITY FUND

GOAL

     The Fund's goal is to seek long term capital appreciation by investing in equity securities of foreign companies.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund will normally invest at least 65% of its total assets in foreign companies. The Fund currently intends to invest primarily in companies with market capitalizations in excess of $1 billion at the time of purchase, with no more than 10% of the Fund's total assets in companies with market capitalizations below $100 million at the time of purchase.

   The Fund invests in issuers located in at least ten different countries.
The Fund may invest up to 65% of its total assets in issuers organized or headquartered in Japan, the United Kingdom or Germany, and up to 25% of its total assets in issuers organized or headquartered in any other foreign country. The Fund may also invest up to 10% of its total assets in U.S. issuers.

   The Investment Manager evaluates the fundamental value and prospects for growth of individual companies and focuses on companies that it expects will have higher than average rates of growth and strong potential for capital appreciation. In addition, the Investment Manager develops forecasts of economic growth, inflation, and interest rates that it uses to help identify those regions and individual countries that are likely to offer the best investment opportunities. The Morgan Stanley Capital International Europe, Australia, Far East (MSCI-EAFE) Index and the Morgan Stanley Capital International All Country World Free (MSCI-ACWI) Index are the Fund's performance benchmarks. The Investment Manager bases its security selection on the relative investment merits of each company and industry throughout the world and will not seek to duplicate the country or industry allocations of either index.

 PRINCIPAL INVESTMENT RISKS

     Because the value of the Fund's investment will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments.

     The value of the Fund's investments will fluctuate in response to the activities of individual companies and general stock market and economic conditions. The performance of foreign securities also depends on the political and economic environments and other overall economic conditions in the countries where the Fund invests. The Fund's value will also be exposed to currency risk. The stock prices of smaller and newer companies in which the Fund may invest often fluctuate more than those of larger, more established companies.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

   The charts on the following page provide some indication of the risks of investing in the Fund by showing how its performance has varied from year to year. The bar chart shows changes in the yearly performance of the Fund since its inception. The chart below it compares the performance of the Fund over time to its benchmarks.

   Both charts assume reinvestment of dividends and distributions. Of course, past performance does not necessarily indicate how the Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURN FOR CLASS I SHARES

 1995    1996     1997     1998
17.93%  19.31%   17.98%   13.81%

For the periods covered by this year-by-year total return chart, the Fund's highest quarterly return was 17.85% (for the fourth quarter ended 1998) and the lowest quarterly return was -16.16% (for the third quarter ended 1998).

AVERAGE ANNUAL TOTAL RETURNS (THROUGH DECEMBER 31, 1998)

                                                            FUND          PAST         SINCE
                                                          INCEPTION       YEAR       INCEPTION
 INTERNATIONAL GROWTH EQUITY FUND CLASS I SHARES*          12/28/94      13.81%        17.21%
 INTERNATIONAL GROWTH EQUITY FUND CLASS N SHARES**         12/28/94      13.81%        17.21%
 MSCI-EAFE Index                                              --         20.33%         9.83%
 MSCI-ACWI Index                                              --         14.47%         8.40%

*On December 31,1998, all Fund shares were redesignated as Class I shares. Neither the Class I shares nor their predecessors paid Rule 12b-1 fees.

**Class N shares were first issued on March 10, 1999, and pay Rule 12b-1 fees. Class N returns through December 31, 1998 are based on Class I returns, and would be lower if Rule 12b-1 fees had been paid.

EXAMPLE

     Use this table to compare fees and expenses of the Fund with those of other funds. It illustrates the amount of fees and expenses you would pay assuming:

        -   $10,000 investment in the Fund
        -   5% annual return
        -   redemption at the end of each period
        -   no changes in the Fund's operating expenses

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         ONE      THREE    FIVE       TEN
                        YEAR      YEARS    YEARS     YEARS
CLASS I                 $102      $331     $579     $1,289
CLASS N                 $127      $409     $712     $1,574

FEES AND EXPENSES

     As an investor in the Fund, you will pay the following fees and expenses.

SHAREHOLDER FEES
(fees paid directly from your investment)                         NONE

ANNUAL FUND OPERATING EXPENSES
(fees paid from Fund assets)

                        Class        Class
                          I            N
Management Fees          0.75%       0.75%
Rule 12B-1 Fee           none        0.25%
Other Expenses           0.31%       0.31%
Total Annual Fund
Operating Expenses       1.06%       1.31%
Less: Fees Waived
and Reimbursed (1)      -0.06%      -0.06%
Net Operating
Expenses (1)             1.00%       1.25%

(1) The Investment Manager has contractually agreed until at least December 31, 1999, to pay each quarter the amount, if any, by which the ordinary operating expenses for the quarter (except interest, taxes and extraordinary expenses) exceed the annualized rate of 1.00% for Class I and 1.25% for Class N. The Fund may reimburse the Investment Manager in the future.



                                                                          [LOGO]

DRESDNER RCM EMERGING MARKETS FUND

GOAL

    The Fund's goal is to seek long term capital appreciation by investing in equity securities of emerging market companies.

PRINCIPAL INVESTMENT STRATEGIES

    The Fund will normally invest at least 80% of its total assets in emerging market companies. The Fund currently intends to invest primarily in companies with market capitalizations in excess of $100 million at the time of purchase.

    The Fund may invest up to 15% of its total assets in issuers that are organized or headquartered in any one emerging market country. The Fund may also invest up to 15% of its total assets in issuers that are organized or headquartered in developed countries, that either

    1) have or will have substantial assets in emerging market countries, or

    2) derive or will derive a substantial portion of their total revenues from goods and services produced in, or sales made in, emerging market countries.

    Emerging market companies are organized or headquartered in any country considered an emerging or developing country by the World Bank, the International Finance Corporation, the United Nations, or other recognized international financial institutions. This designation currently includes most countries in the world except Australia, Canada, Japan, New Zealand, Singapore, United Kingdom, the U.S. and most of the countries of Western Europe.

    The Investment Manager evaluates the fundamental value and prospects for growth of individual companies and focuses on companies that it expects will have higher than average rates of growth and strong potential for capital appreciation. In addition, the Investment Manager develops forecasts of economic growth, inflation, and interest rates that it uses to help identify those regions and individual countries that are likely to offer the best investment opportunities. The Morgan Stanley Capital International Emerging Markets Free (MSCI-EMF) Index and the IFC Emerging Markets Index are the Fund's performance benchmarks. The Investment Manager bases its security selection on the relative investment merits of each company and industry throughout emerging market countries and will not seek to duplicate the country or sector allocations of either index.

PRINCIPAL INVESTMENT RISKS

     Because the value of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments.

     The value of the Fund's investments will fluctuate in response to the activities of individual companies and general stock market and economic conditions. The performance of foreign securities also depends on the political and economic environments and other overall economic conditions in the countries where the Fund invests. The Fund's value will also be exposed to currency risk. The stock prices of smaller and newer companies in which the Fund may invest often fluctuate more than those of larger, more established companies. Emerging country markets involve greater risk and volatility than more developed markets.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

     The charts on the following page provide some indication of the risks of investing in the Fund. The bar chart shows the Fund's performance for its first full year of operation. The chart below it compares the performance of the Fund over time to its benchmarks.

     Both charts assume reinvestment of dividends and distributions. Of course, past performance does not necessarily indicate how the Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURN FOR CLASS I SHARES

 1998
--------
 -8.39%


For the period covered by this year-by-year total return chart, the Fund's highest quarterly return was 17.18% (for the fourth quarter ended 1998) and the lowest quarterly return was -16.26% (for the second quarter ended 1998).

AVERAGE ANNUAL TOTAL RETURNS (THROUGH DECEMBER 31, 1998)

                                               FUND         PAST         SINCE
                                             INCEPTION      YEAR       INCEPTION
EMERGING MARKETS FUND CLASS I SHARES*        12/30/97       -8.39%       -8.46%
EMERGING MARKETS FUND CLASS N SHARES**       12/30/97       -8.39%       -8.46%
MSCI Emerging Markets Free Index                   --       -25.33%      -25.09%
IFC Emerging Markets Index                         --       -22.01%      -21.84%

*On December 31,1998, all Fund shares were redesignated as Class I shares. Neither the Class I shares nor their predecessors paid Rule 12b-1 fees.

**Class N shares were first issued on March 10, 1999, and pay Rule 12b-1 fees. Class N returns through December 31, 1998 are based on Class I returns, and would be lower if Rule 12b-1 fees had been paid.

EXAMPLE

     Use this table to compare fees and expenses of the Fund with those of other funds. It illustrates the amount of fees and expenses you would pay assuming:

        -   $10,000 investment in the Fund
        -   5% annual return
        -   redemption at the end of each period
        -   no changes in the Fund's operating expenses

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                    ONE       THREE      FIVE        TEN
                   YEAR       YEARS      YEARS      YEARS
CLASS I+           $153      $1,813     $3,365     $6,821
CLASS N+           $178      $1,879     $3,463     $6,956

+ Assuming the Investment Manager continues to reimburse the ordinary operating expenses which exceed the annualized rate of 1.50% for Class I and 1.75% for Class N, your expenses for the periods indicated would be $153, $474, $818, and $1,791 for Class I and $178, $551, $949,and $2,062 for Class N. However, there is no guarantee that the Investment Manager will continue such reimbursement policy.

FEES AND EXPENSES

     As an investor in the Fund, you will pay the following fees and expenses.

SHAREHOLDER FEES
(fees paid directly from your investment)                         NONE

ANNUAL FUND OPERATING EXPENSES
(fees paid from Fund assets)

                     Class   Class
                       I       N
Management Fees       1.00%   1.00%
Rule 12B-1 Fee        none    0.25%
Other Expenses        7.29%   7.29%
Total Annual Fund
Operating Expenses    8.29%   8.54%
Less: Fees Waived
and Reimbursed(1)    -6.79%  -6.79%
Net Operating
Expenses(1)           1.50%   1.75%


(1)The Investment Manager has contractually agreed until at least December 31, 1999, to pay each quarter the amount, if any, by which the ordinary operating expenses for the quarter (except interest, taxes and extraordinary expenses) exceed the annualized rate of 1.50% for Class I and 1.75% for Class N. The Fund may reimburse the Investment Manager in the future.

DRESDNER RCM EUROPE FUND

GOAL

     The Fund's goal is to seek long term capital appreciation by investing in equity securities of European companies.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund invests primarily in companies located in Europe, from both European Economic and Monetary Union ("EMU") and non-EMU countries. Under normal market conditions, the Fund invests at least 75% of its total assets in these companies. The Fund expects to invest most of its assets in equity securities of issuers located in Western European countries.

     The Investment Manager evaluates the fundamental value and prospects for growth of individual companies and focuses on companies that it expects will have higher than average rates of growth and strong potential for capital appreciation. In addition, the Investment Manager develops forecasts of economic growth, inflation, and interest rates that it uses to help identify those regions and individual countries that are likely to offer the best investment opportunities. The Morgan Stanley Capital International (MSCI) Europe Index is the Fund's performance benchmark. The Investment Manager bases its security selection on the relative investment merits of each company and industry throughout Europe and will not seek to duplicate the country or sector allocations of the MSCI Europe Index.

PRINCIPAL INVESTMENT RISKS

     Because the value of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments.

     The value of the Fund's investments will fluctuate in response to the activities of individual companies and general stock market and economic conditions. The performance of foreign securities depends in part on the political and economic environments and other overall economic conditions in the countries where the Fund invests. Because the Fund focuses on certain developed European countries, it will be more susceptible than other funds to market and other conditions affecting those countries. The Fund's value will also be exposed to currency risk. The stock prices of smaller and newer companies in which the Fund may invest often fluctuate more than those of larger, more established companies.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

     On May 3, 1999, the Fund converted from a closed-end fund to an open-end fund. Closed-end fund shares are not redeemed by or purchased from the fund. Instead, they are normally listed and traded on an exchange. Unlike open-end funds, the price of a closed-end fund share is not based on the fund's net asset value, but upon its value in the market. Closed-end funds usually generate fewer expenses than open-end funds because the fund is not responsible for the distribution of its shares. Upon conversion, all outstanding shares of the previously closed-end Fund were redesignated as Class N shares and a new class of shares, Class I, was created.

     The bar chart and table shown on the following page provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one and five years and for the life of the Fund compared to broad-based securities and market indices.

     Both charts assume reinvestment of dividends and distributions. Of course, past performance does not necessarily indicate how the Fund will perform in the future.

Year-by-Year Total Return for Class N Shares*

[GRAPH]


 1991     1992     1993     1994     1995     1996     1997    1998
-5.74%  -12.44%   31.54%   -4.98%   1.33%    15.87%  25.70%   37.23%

For the periods covered by this year-by-year total return chart, the Fund's highest quarterly return was 21.05% (for the first quarter ended 1998) and the lowest quarterly return was -15.52% (for the third quarter ended 1998).

AVERAGE ANNUAL TOTAL RETURNS (THROUGH DECEMBER 31, 1998)*

                                               FUND         PAST          FIVE        SINCE
                                             INCEPTION      YEAR         YEARS      INCEPTION
 EUROPE FUND CLASS N SHAREs**                 4/5/90        37.23%       13.99%       6.11%
 EUROPE FUND CLASS I SHARES***                4/5/90        37.23%       13.99%       6.11%
 DAX100 Index****                                --         25.23%       16.91%      10.39%
 MDAX Index****                                  --         15.22%       10.50%       5.51%

*The bar chart and table reflect the performance of the Fund as a closed-end investment company that invested primarily in equity securities of German companies. Beginning on February 9, 1999, the Fund's objective was expanded to permit investment in European companies. On May 3, 1999, the Fund converted from a closed-end to an open-end investment company. The expenses of the Fund as an open-end investment company may be higher than as a closed-end investment company due to additional fees, such as Rule 12b-1 fees.

**Returns through December 31, 1998 do not reflect Rule 12b-1 fees. Class N returns through December 31, 1998 would be lower if Rule 12b-1 fees had been paid.

***Class I shares were first issued on May 3, 1999, which do not pay Rule 12b-1 fees. Returns through December 31, 1998 are based on Class N returns.

****Since February 9, 1999, when the Fund's mandate was expanded, the Fund has been comparing its performance to the MSCI Europe Index.


EXAMPLE

     Use this table to compare fees and expenses of the Fund with those of other funds. It illustrates the amount of fees and expenses you would pay assuming:

        -   $10,000 investment in the Fund
        -   5% annual return
        -   redemption at the end of each period
        -   no changes in the Fund's operating expenses

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       ONE      THREE      FIVE         TEN
                      YEAR      YEARS      YEARS       YEARS
Class N               $163      $539       $939       $2,060
Class I               $137      $428       $758       $1,742

FEES AND EXPENSES

     As an investor in the Fund, you will pay the following fees and expenses.

SHAREHOLDER FEES(1)
(fees paid directly from your investment)

Class I Shares              1.00%
Class N Shares              1.00%

ANNUAL FUND OPERATING EXPENSES
(fees paid from Fund assets)

                          Class   Class
                            I       N
Management fees            1.00%   1.00%
Rule 12b-1 fee             none    0.25%
Other expenses (2)         0.51%   0.51%
Total annual Fund
operating expenses (3)     1.51%   1.76%
Less: Fee waiver
and reimbursement (4)     -0.16%  -0.16%
Net operating
expenses4                  1.35%   1.60%

(1)The Fund charges a 1.00% redemption fee for shares redeemed before November 1, 1999. This redemption fee will not apply if you have held the shares for more than one year prior to their redemption.

(2)This percentage amount does not include non-recurring expensesof approximately 0.46% associated with the conversion of the Fund to an open-end investment company.

(3)The expenses of the Fund as an open-end investment company may be higher than as a closed-end investment company due to additional fees, such as Rule 12b-1 fees.

(4)The Investment Manager has contractually agreed until at least December 31, 2002, to pay each quarter the amount, if any, by which the ordinary operating expenses for the quarter (except interest, taxes and extraordinary expenses) exceed the annualized rate of 1.35% for Class I and 1.60% for Class N. The Fund may reimburse the Investment Manager in the future.


                                                                          [LOGO]

INVESTMENT OBJECTIVES, POLICIES AND RISKS


INVESTMENT OBJECTIVES AND POLICIES

HOW DO THE FUNDS SELECT EQUITY INVESTMENTS?

    While the Funds emphasize investments in growth companies, the Funds also may invest in other companies that are not traditionally considered to be growth companies, such as emerging growth companies and cyclical and semi-cyclical companies in developing economies, if the Investment Manager believes that such companies have above-average growth potential.

    When the Investment Manager analyzes a specific company it evaluates the fundamental value of each enterprise as well as its prospects for growth. In most cases, these companies have one or more of the following characteristics:

    -   Superior management

    -   Strong balance sheets

    -   Differentiated or superior products or services

    - Substantial capacity for growth in revenue through either an expanding market or expanding market share

    -   Strong commitment to research and development

    -   A steady stream of new products or services.

    The Funds do not seek current income and do not restrict their investments to companies with a record of dividend payments.

    When evaluating foreign companies, the Investment Manager may also consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook, and interest rate environment for the country and the region in which the company is located, as well as other factors it deems relevant.

     In addition to traditional research activities, the Investment Manager uses research produced by its Grassroots-SM- Research operating group. Grassroots-SM- Research prepares research reports based on field interviews with customers, distributors, and competitors of the companies that the Investment Manager follows. The Investment Manager believes that Grassroots-SM- Research can be a valuable adjunct to its traditional research efforts by providing a "second look" at companies in which the Funds might invest and by checking marketplace assumptions about market demand for particular products and services.

WHAT KINDS OF EQUITY SECURITIES DO THE FUNDS INVEST IN?

     The Funds invest primarily in common stocks and depositary receipts, including American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts or other similar depositary instruments representing securities of foreign companies. The Funds may invest in companies of any size. Common stocks represent the basic equity ownership interests in a company. Depositary receipts are issued by banks or other financial institutions and represent, or may be converted into, underlying ordinary shares of a foreign company. They may be sponsored by the foreign company or organized independently.

    The Funds may also invest in other equity and equity related securities. These include preferred stock, convertible preferred stock, convertible debt obligations, warrants or other rights to acquire stock, and options on stock and stock indices.

WHAT KINDS OF FOREIGN SECURITIES DO THE FUNDS INVEST IN?

    The Funds invest in the following types of foreign equity and equity-linked securities:

    - Securities of companies that are organized or headquartered outside the United States, or that derive at least 50% of their total revenue outside the United States.

    - Securities that are principally traded outside the United States, regardless of where the issuer of such securities is organized or headquartered or where its operations principally are conducted.

    -   Depositary receipts.

    - Securities of other investment companies investing primarily in such equity and equityrelated foreign securities.

    The Investment Manager expects that the Funds' foreign investments will primarily be traded on recognized foreign securities exchanges. However, each Fund also may invest in securities that are traded only over-the-counter, either in the United States or in foreign markets, when the Investment Manager believes that such securities meet a Fund's investment criteria. The Funds also may invest in securities that are not publicly traded either in the United States or in foreign markets.

OTHER INVESTMENT PRACTICES

     The Funds may also employ the following investment techniques in pursuit of their investment objectives.

DO THE FUNDS BUY AND SELL FOREIGN CURRENCIES?

     The Investment Manager expects to purchase or sell foreign currencies primarily to settle foreign securities transactions. However, each Fund may also engage in currency management transactions (other than currency futures contracts in the case of the Europe Fund) to hedge currency exposure related to securities it owns or expects to purchase. A Fund may also hold foreign currency received in connection with investments in foreign securities when the Investment Manager believes the relevant exchange rates will change favorably and it would be better to convert the currency into U.S. dollars at a later date.

     For purposes of the percentage limitations on each Fund's investments in foreign securities, the term "securities" does not include foreign currencies. This means that a Fund's exposure to foreign currencies or multinational currencies such as the "Euro" may be greater than its percentage limitation on investments in foreign securities. Each Fund will incur costs in connection with conversions between various currencies, and gains in a particular securities market may be affected (either positively or negatively) by changes in exchange rates.

DO THE FUNDS HEDGE THEIR INVESTMENTS?

     For hedging purposes, each Fund may purchase options on stock indices and on securities it is authorized to purchase. If a Fund purchases a "put" option on a security, the Fund acquires the right to sell the security at a specified price at any time during the term of the option (for "American-style" options) or on the option expiration date (for "European-style" options). If a Fund purchases a "call" option on a security, it acquires the right to purchase the security at a specified price at any


                                                                         [LOGO]
time during the term of the option (or on the option expiration date). An option on a stock index gives a Fund the right to receive a cash payment equal to the difference between the closing price of the index and the exercise price of the option. A Fund may "close out" an option before it is exercised or expires by selling an option of the same series as the option previously purchased.

     Each Fund may employ certain techniques to hedge against currency exchange rate fluctuations, changes in interest rates or general fluctuations in the value of its portfolio securities. The International Fund may hedge up to 100% of its total assets. These techniques include forward currency exchange contracts, currency options, futures contracts (and related options) (for the Europe Fund, only index futures contracts), and currency swaps.

     A forward currency exchange contract is an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Currency options are rights to purchase or sell a specific currency at a future date at a specified price. Futures contracts are agreements to take or make delivery of an amount of cash equal to the difference between the value of the currency at the close of the last trading day of the contract and the contract price. Index futures contracts are agreements to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Currency swaps involve the exchange of rights to make or receive payments in specified currencies.

     Each Fund may cross-hedge currencies, which involves writing or purchasing options or entering into foreign exchange contracts on one currency to hedge against changes in exchange rates for a different currency, if the Investment Manager believes changes between the two currencies are correlated.

DO THE LARGE CAP GROWTH FUND AND TAX MANAGED GROWTH FUND INVEST IN FOREIGN SECURITIES?

     The Large Cap Growth Fund may invest up to 20% of its total assets and the Tax Managed Growth Fund may invest up to 25% of its total assets, in foreign securities (but no more than 10% in any one foreign country). Such investments are not currently a principal investment technique for these Funds. However, if foreign securities present attractive investment opportunities, either Fund may increase the percentage of its total assets in foreign securities, subject to the limits described above.

DO THE FUNDS, OTHER THAN THE EMERGING MARKETS FUND, INVEST IN EMERGING MARKETS?

     The International Growth Equity Fund and Global Small Cap Fund may each invest 30%, the Europe Fund 25%, the Global Technology Fund 20%, the Global Health Care Fund and Biotechnology Fund 15% and the Large Cap Growth Fund 10%, of their total assets in companies organized or headquartered in emerging market countries (but no more than 10% in any one emerging market country). The Tax Managed Growth Fund may invest up to 5% of its total assets in companies organized or headquartered in emerging market countries. Such investments are not currently a principal investment technique for these Funds. However, if emerging markets present attractive investment opportunities, any one of these Funds may increase the percentage of its total assets in emerging markets, subject to the limits described above.

WHAT ARE THE FUNDS' PORTFOLIO TURNOVER RATES?

     Each Fund may invest in securities on either a long-term or short-term basis. The Investment Manager will sell a Fund's portfolio securities whenever it deems appropriate, regardless of the length of time the Fund has held the securities, and may purchase or sell securities for short-term profits. Turnover will be influenced by sound investment practices, each Fund's investment objective and the need for funds for the redemption of a Fund's shares.

     The Investment Manager anticipates that the annual portfolio turnover rate for the Tax Managed Growth Fund will not exceed 100% during its first full year of operation. The portfolio turnover rate for the Tax Managed Growth Fund will reflect the Investment Manager's efforts to minimize the Fund's capital gains distributions and to enhance the after-tax returns of its shareholders; the Investment Manager may sell securities to realize capital losses to offset accumulated or future capital gains. The Investment Manager expects the annual portfolio turnover rate for the Europe Fund in 1999 will exceed 100% due to the repositioning of the portfolio as a result of the recent investment mandate change approved by stockholders. See, "Financial Highlights" for the portfolio turnover rates of the other Funds.

     A high portfolio turnover rate would increase a Fund's brokerage commission expenses and other transaction costs, and may increase its taxable capital gains.

DO THE FUNDS INVEST IN OTHER INVESTMENT COMPANIES?

     The laws of some foreign countries may make it difficult or impossible for a Fund to invest directly in issuers organized or headquartered in those countries, or may limit such investments. The only practical means of investing in such companies may be through investment in other investment companies that in turn are authorized to invest in the securities of such issuers. In these cases and in other appropriate circumstances, and subject to the restrictions referred to above regarding investments in companies organized or headquartered in foreign countries, each Fund may invest up to 10% of the value of its total assets in other investment companies but, no more than 5% of its total assets in any one investment company. Furthermore, no Fund may acquire more than 3% of the outstanding voting securities of any other investment company.

     If a Fund invests in other investment companies, it will bear its proportionate share of the other investment companies' management or administration fees and other expenses. At the same time, the Fund would continue to pay its own management fees and other expenses.

WHAT ARE THE FUNDS' INVESTMENT POLICIES IN UNCERTAIN MARKETS?

     When the Investment Manager believes a Fund should adopt a temporary defensive posture, including periods of international, political or economic uncertainty, a Fund may hold all or a substantial portion of its assets in investment grade debt securities. The securities may be debt obligations issued or guaranteed by the U.S. Government or foreign governments (including their


                                                                          [LOGO]
agencies, instrumentalities, authorities and political subdivisions), by international or supranational government entities, and by corporate issuers. During these periods, a Fund may not achieve its investment objective.

WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT INVESTMENT PRACTICES?

     The Statement of Additional Information ("SAI") has more detailed information about the investment practices described in this Prospectus as well as information about other investment practices used by the Investment Manager.

CHANGING THE FUNDS' INVESTMENT OBJECTIVES AND POLICIES

     Each Fund's investment objective of long term capital appreciation is a fundamental policy that may not be changed without stockholder approval. However, except as otherwise indicated in this Prospectus or the SAI, each Fund's other investment policies and restrictions are not fundamental and may be changed without stockholder approval.

     The various percentage limitations referred to in this Prospectus and the SAI apply immediately after a purchase or initial investment. Except as specifically indicated to the contrary, a Fund is not required to sell any security in its portfolio as a result of a change in any applicable percentage resulting from market fluctuations.

INVESTMENT RISKS

     Your investment in the Funds is subject to a variety of risks, including those described below. See the SAI for further information about these and other risks.

EQUITY INVESTMENTS

     The prices of equity securities fluctuate based on changes in the issuer's financial condition and prospects on overall market and economic conditions.

SPECIFIC INDUSTRIES

     Because the Global Technology Fund, Global Health Care Fund and Biotechnology Fund each focus on a single industry, each will be more susceptible than other diversified funds to market and other conditions affecting that industry. These conditions include competitive pressures affecting the companies' financial condition, rapid product obsolescence, dependence on extensive research and development, aggressive pricing and greater sensitivity to changes in governmental regulation and policies. As a result, the net assets of these Funds may be more volatile than an investment company with a more broadly diversified portfolio.

SMALL COMPANIES

    Investments in small companies may involve greater risks than investments in larger companies, and may be speculative. The securities of small companies, as a class, have had periods of more favorable results, and periods of less favorable results, than securities of larger companies as a class. In addition, small companies in which a Fund may invest may have limited or unprofitable operating histories, limited financial resources and inexperienced management. They often face competition from larger or more established firms that have greater resources. Small companies may have less ability to raise additional capital, and may have a less diversified product line (making them susceptible to market pressure), than larger companies. Securities of small and unseasoned companies are often less liquid than securities of larger companies and are frequently traded in the over-the-counter market or on regional exchanges where low trading volumes may result in erratic or abrupt price movements. Selling these securities may take an extended period of time. As a result, to the extent a Fund invests in small companies, its net asset value may be more volatile than would otherwise be the case.

FOREIGN SECURITIES

     Investing in foreign securities involves significant risks, some of which are not typically associated with investing in securities of U.S. issuers. For example, the value of investments in such securities may fluctuate based on changes in the value of one or more foreign currencies relative to the U.S. dollar. In addition, information about foreign issuers may be less readily available than information about domestic issuers. Foreign issuers generally are not subject to accounting, auditing and financial reporting standards, or to other regulatory practices and requirements, comparable to U.S. issuers. Furthermore, certain foreign countries may be politically unstable, expropriate or nationalize assets, revalue currencies, impose confiscatory taxes, and limit foreign investment and use or removal of funds or other assets of a Fund (including the withholding of dividends and limitations on the repatriation of currencies). A Fund may also face difficulties or delays in obtaining or enforcing judgments.

     Most foreign securities markets have substantially less volume than U.S. markets, and the securities of many foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. There is generally less government regulation of securities markets, securities exchanges, securities dealers, and listed and unlisted companies in foreign countries than in the United States. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not been able to keep pace with the volume of securities transactions, making it difficult to conduct and complete transactions. In addition, the costs associated with transactions in securities of foreign companies and securities traded on foreign markets, and the expense of maintaining custody of these securities with foreign custodians, generally are higher than in the U.S.

     Because certain of the Funds may invest more than 25% of their total assets in the securities of companies organized or headquartered in France, Germany, Japan or the United Kingdom, these Funds may be subject to increased risks due to political, economic, social or regulatory events in those countries.

EMERGING MARKETS

     Investments in emerging markets involve additional risks. The securities markets of emerging market countries are substantially smaller, less developed, less liquid, and more volatile than U.S. and other developed foreign markets. Disclosure and regulatory standards are less stringent. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and of the activities of investors in such markets, and enforcement of existing regulations has been limited.

     Economies in emerging market countries generally depend heavily on international trade. They may be affected adversely by the economic conditions of the countries with which they trade, as well as by trade


                                                                          [LOGO]
barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by these countries. In many cases, governments of emerging market countries continue to exercise significant control over the economies of these countries. In addition, some of these countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. There is a greater possibility of confiscatory taxation, imposition of withholding taxes on interest payments, or other similar developments that could affect investments in those countries. Unanticipated political or social developments may also affect the value of a Fund's investments in those countries.

OPTIONS, CURRENCY HEDGING AND CURRENCY MANAGEMENT

     Stock options involve a number of risks. They may be more volatile than the underlying stock. Options and securities markets could not be precisely correlated, so that a given transaction may not achieve its objective. In addition, the secondary market for particular options may not be liquid for a variety of reasons. When trading options on foreign exchanges, many of the protections afforded to participants in the United States will not be available. A Fund could lose the amount of the option premium plus transaction costs.

     A Fund's currency management techniques involve risks different from investments in U.S. dollar-denominated securities. If a Fund invests in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk than would otherwise be the case. Transactions in currency futures contracts, options on currency futures contracts and index futures contracts involve risks similar to those of options on securities; in addition, the Fund's potential loss in such transactions is unlimited.

     The use of hedging and currency management techniques is a highly specialized activity, and the success of any such operations by a Fund is not assured. Gains and losses in such transactions depend upon the Investment Manager's ability to predict correctly the direction of stock prices, interest rates, currency exchange rates, and other economic factors. Although such operations could reduce the risk of loss due to a decline in the value of the hedged security or currency, they could also limit the potential gain from an increase in the value of the security or currency.

NON-DIVERSIFICATION

     The Global Technology Fund, Global Health Care Fund, Biotechnology Fund, International Growth Equity Fund and Europe Fund are non-diversified within the meaning of the Investment Company Act of 1940. Each may invest a greater percentage of its assets in the securities of any single issuer than diversified funds, and may be more susceptible to risks associated with a single economic, political or regulatory occurrence than diversified funds. However, in order to meet the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company, a Fund must diversify its holdings so that, at the end of each quarter of its taxable year,
(i) at least 50% of the market value of its assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and representing not more than 10% of the issuer's outstanding voting securities, and (ii) not more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than the U.S. Government or other regulated investment companies).

GEOGRAPHIC CONCENTRATION

     The Europe Fund will invest in companies located in both EMU and non-EMU European countries. Investments in EMU countries involve certain risks. The EMU's objective is to create a single, unified market through which people, goods, and money can move freely. Participation in the EMU is based on countries meeting certain financial criteria outlined in the treaty creating the EMU. The transition to the EMU may be troubled as eleven separate nations adjust to the reduction in flexibility, independence, and sovereignty that the EMU requires. High unemployment and a sense of "deculturalization" within the general public of the participating countries could lead to political unrest and continuing labor disturbances.

YEAR 2000

     Many computer programs employed throughout the world use two digits rather than four to identify the year. These programs, if not adapted, will not correctly handle the change from "99" to "00" on January 1, 2000, and will not be able to perform necessary functions critical to the Funds' operations. The "Year 2000 issue" affects all companies and organizations.

     The Year 2000 issue may also adversely affect the companies in which the Funds invest. For example companies may incur substantial costs to address the problem. They may also suffer losses caused by corporate and governmental data processing errors. To the extent the impact on a portfolio holding is negative, a Fund's investment returns could be adversely affected.

     The Investment Manager has advised the Funds that it is implementing a plan intended to ensure that its computer systems are not adversely affected by the Year 2000 issue. The Funds understand that their key service providers are taking steps to address the issue as well. The Funds and the Investment Manager will continue to monitor developments relating to this issue but do not anticipate that the Year 2000 issue will have any adverse effect on the Investment Manager's or other service providers' ability to provide services to the Funds.

EURO INTRODUCTION

     On January 1, 1999, the European Union introduced a single European currency, the Euro. The Investment Manager and other key service providers have taken steps to address Euro-related issues and their impact on the Funds' operations. These included upgrading their computer and bookkeeping systems to deal with the conversion. The Funds have not experienced any adverse operational effects resulting from the Euro conversion nor has the conversion caused any apparent market disruptions. The Funds and the Investment Manager will continue to monitor the effects of the conversion on the markets and issuers in which the Funds invest.

     As a multinational currency, the value of the Euro may fluctuate relative to the U.S. Dollar; such fluctuation, as with any other currency, may cause a fund's net asset value to fluctuate as well. Because the Euro will be implemented over the next three years, its overall effect cannot be determined with certainty.

THE FUNDS AND THE INVESTMENT MANAGER

    The International Growth Equity Fund is a series of Dresdner
RCM Capital Funds, Inc. (the "Capital Company"). The Europe Fund is a series of Dresdner RCM Investment Funds Inc. (the "Investment
Company").


                                                                          [LOGO]

ORGANIZATION AND MANAGEMENT

The other Funds are series of Dresdner RCM Global Funds, Inc. (the "Global Company"). The Global Company, the Capital Company and the Investment Company are incorporated in Maryland as open-end management investment companies.

     Dresdner RCM Global Investors LLC, with principal offices at Four Embarcadero Center, San Francisco, California 94111, is the investment manager of the Funds. The Investment Manager manages each Fund's investments, provides various administrative services, and supervises each Fund's daily business affairs.

     The Investment Manager provides investment supervisory services to institutional and individual clients. It was established in December of 1998 and is the successor to the business of its holding company, Dresdner RCM Global Investors US Holdings LLC. The Investment Manager was originally formed as Rosenberg Capital Management in 1970, and it and its successors have been consistently in business since then. The Investment Manager is an indirect wholly owned subsidiary of Dresdner Bank AG ("Dresdner"), an international banking organization with principal executive offices in Frankfurt, Germany.

THE PORTFOLIO MANAGERS

LARGE CAP GROWTH FUND

     William L. Price, John D. Leland, Jr. and Carson V. Levit are primarily responsible for the day-to-day management of the Large Cap Growth Fund. Mr. Price is a Senior Managing Director, Chief Executive Officer & Chief Investment Officer of the Investment Manager, with which he has been associated since 1977. He has managed equity portfolios on behalf of the Investment Manager since 1977. Mr. Leland is a Managing Director of the Investment Manager, with which he has been associated since 1972. He has managed equity portfolios on behalf of the Investment Manager since 1972. Mr. Levit has been associated with the Investment Manager since 1993. He has participated in the management of equity portfolios on behalf of the Investment Manager since 1994.

TAX MANAGED GROWTH FUND

     M. Brad Branson and Joanne L. Howard are primarily responsible for the day-to-day management of the Tax Managed Growth Fund. Mr. Branson is a Director of the Investment Manager, with which he has been associated since 1993. He has participated in the management of portfolios on behalf of the Investment Manager since 1993. Ms. Howard is a Managing Director of the Investment Manager, with which she has been associated since 1992. She has participated in the management of portfolios on behalf of the Investment Manager since 1993.

GLOBAL HEALTH CARE FUND
AND BIOTECHNOLOGY FUND

     Faraz Naqvi M.D. and Susan Reinhold Ph.D. are primarily responsible for the day-to-day management of the Global Heath Care Fund and Biotechnology Fund. Dr. Naqvi is a portfolio manager and research analyst of the Investment Manager, with which he has been associated since 1998. From 1996-1998 he served as an analyst at Montgomery Securities focusing on biotechnology and pharmaceutical companies. From 1994-1996 he served as a health care consultant for McKinsey & Company. Dr. Reinhold is a portfolio manager and research analyst of the Investment Manager, with which she has been associated since 1997. From 1995-1997 she served as a research analyst at Jurika & Voyles covering the health care sector. From 1994-1995 she operated her own research firm, Relevant

Research, where she performed market and business research for private investors.

GLOBAL SMALL CAP FUND

     Timothy M. Kelly and David S. Plants are primarily responsible for the day-to-day management of the Global Small Cap Fund. Mr. Kelly is an Assistant Director of the Investment Manager, with which he has been associated since 1995. Before joining Dresdner RCM, he received an MBA from The University of Chicago Graduate School of Business with concentrations in accounting and finance. He has participated in the management of portfolios on behalf of the Investment Manager since 1995. Mr. Plants is a Director of the Investment Manager, with which he has been associated since 1993. He has participated in the management of portfolios on behalf of the Investment Manager since 1993.

GLOBAL TECHNOLOGY FUND

     Huachen Chen and Walter C. Price are primarily responsible for the day-to-day management of the Technology Fund. They are both Managing Directors of the Investment Manager, with which they have been associated since 1985 and 1974, respectively. They have managed equity portfolios on behalf of the Investment Manager since 1985.

INTERNATIONAL GROWTH EQUITY FUND
AND EMERGING MARKETS FUND

     William S. Stack is primarily responsible for the day-to-day management of the International Fund and together with Ana Wiechers-Marshall is primarily responsible for the day-to-day management of the Emerging Markets Fund. Mr. Stack is a Senior Managing Director of the Investment Manager, with which he has been associated since 1994, and is a member of its Board of Managers. From 1985-1994 he was employed by Lexington Management Corporation where he served as Managing Director and Chief Investment Officer. Mr. Stack has more than 24 years of experience managing both domestic and international equities. Ms. Wiechers-Marshall is a Director of the Investment Manager, with which she has been associated since 1995. From 1993-1995 she was employed by Bank of America where she served as Latin America Regional Manager. She has participated in the management of portfolios on behalf of the Investment Manager since 1997.

EUROPE FUND

     Barbel Lenz and David S. Plants are primarily responsible for the day-to-day management of the Europe Fund. Ms. Lenz is a Director of the Investment Manager, with which she has been associated since 1997. She joined the Investment Manager as a Senior Research Specialist for European Equities and as a portfolio manager. From 1995 to 1997 she served as an Assistant Vice President at Dresdner Kleinwort Benson North America LLC. Mr. Plants is a Director of the Investment Manager, with which he has been associated since 1993. He has participated in the management of portfolios on behalf of the Investment Manager since 1993.

                                                                          [LOGO]

ORGANIZATION AND MANAGEMENT


MANAGEMENT FEES AND OTHER EXPENSES

     Each Fund pays the Investment Manager a fee pursuant to an investment management agreement. The Global Technology Fund and the Emerging Markets Fund each pay a monthly fee to the Investment Manager at the annual rate of 1.00% of its average daily net assets. The Europe Fund pays a monthly fee to the Investment Manager at the annual rate of 1.00% of its average daily net assets up to and including $100 million and 0.80% of its average daily net assets in excess of $100 million. The International Growth Equity Fund pays a monthly fee to the Investment Manager at the annual rate of 0.75% based on its average daily net assets.

     Each of the other Funds pays a monthly fee to the Investment Manager based on its average daily net assets, as described below.

     Each Fund is responsible for its own expenses. These include brokerage and commission expenses, taxes, interest charges on borrowings (if any), custodial charges and expenses, investment management fees, and other operating expenses (e.g., legal and audit fees, securities registration expenses, and compensation of directors who are not affiliated with the Investment Manager). These expenses are allocated to each class of shares based on the assets of each class. In addition, each class also bears certain class-specific expenses, such as Rule 12b-1 expenses payable by each Fund's Class N shares.

--------------------------------------------------------------------------------------------------------------------------
                                                     GLOBAL SMALL CAP FUND
                                                    GLOBAL HEALTH CARE FUND           LARGE CAP                TAX MANAGED
AVERAGE DAILY NET ASSETS                               BIOTECHNOLOGY FUND            GROWTH FUND               GROWTH FUND
--------------------------------------------------------------------------------------------------------------------------
 The first $500 million                                      1.00%                      0.70%                     0.75%
--------------------------------------------------------------------------------------------------------------------------
 Above $500 million and below $1 billion                     0.95%                      0.65%                     0.70%
--------------------------------------------------------------------------------------------------------------------------
 Above $1 billion                                            0.90%                      0.60%                     0.65%
--------------------------------------------------------------------------------------------------------------------------

     To limit the expenses of each Fund, the Investment Manager has agreed to pay each Fund on a quarterly basis the amount, if any, by which the Fund's ordinary operating expenses for the quarter (except interest, taxes and extraordinary expenses) exceed the following expense ratios on an annual basis through the dates indicated:

-------------------------------------------------------------------------------------
                                                                 EXPENSE LIMITS
FUND                                                        THROUGH DECEMBER 31, 1999
-------------------------------------------------------------------------------------
 LARGE CAP GROWTH FUND
-------------------------------------------------------------------------------------
     Class I shares                                                   0.95%
-------------------------------------------------------------------------------------
     Class N shares                                                   1.20%
-------------------------------------------------------------------------------------
 TAX MANAGED GROWTH FUND
-------------------------------------------------------------------------------------
     Class I shares                                                   1.25%
-------------------------------------------------------------------------------------
     Class N shares                                                   1.50%
-------------------------------------------------------------------------------------
 BIOTECHNOLOGY FUND
-------------------------------------------------------------------------------------
     Class N shares                                                   1.50%
-------------------------------------------------------------------------------------
 GLOBAL SMALL CAP FUND
-------------------------------------------------------------------------------------
     Class I shares                                                   1.50%
-------------------------------------------------------------------------------------
     Class N shares                                                   1.75%
-------------------------------------------------------------------------------------
 GLOBAL TECHNOLOGY FUND
-------------------------------------------------------------------------------------
     Class I shares                                                   1.50%
-------------------------------------------------------------------------------------
     Class N shares                                                   1.75%
-------------------------------------------------------------------------------------
 GLOBAL HEALTH CARE FUND
-------------------------------------------------------------------------------------
     Class N shares                                                   1.50%
-------------------------------------------------------------------------------------
 INTERNATIONAL GROWTH EQUITY FUND
-------------------------------------------------------------------------------------
     Class I shares                                                   1.00%
-------------------------------------------------------------------------------------
     Class N shares                                                   1.25%
-------------------------------------------------------------------------------------
 EMERGING MARKETS FUND
-------------------------------------------------------------------------------------
     Class I shares                                                   1.50%
-------------------------------------------------------------------------------------
     Class N shares                                                   1.75%
-------------------------------------------------------------------------------------


                                                                 EXPENSE LIMITS
EUROPE FUND                                                 THROUGH DECEMBER 31, 2002
-------------------------------------------------------------------------------------
     Class I shares                                                   1.35%
-------------------------------------------------------------------------------------
     Class N shares                                                   1.60%
-------------------------------------------------------------------------------------

A Fund may reimburse the Investment Manager for such payments for a period of up to five years after they are made, to the extent that the Fund's ordinary operating expenses are less than the expense limit.


                                                                          [LOGO]

ORGANIZATION AND MANAGEMENT


THE DISTRIBUTOR

     Funds Distributor, Inc. (the "Distributor"), with principal offices at 60 State Street, Suite 1300, Boston, Massachusetts 02109, acts as distributor of each class of shares of the Funds. The Distributor provides mutual fund distribution services to registered investment companies, and is an indirect wholly owned subsidiary of Boston Institutional Group, Inc., which is not affiliated with the Investment Manager or Dresdner.

     The Capital Company and the Global Company have adopted distribution and service plans, (the "Capital Plan" and the "Global Plan") and the Investment Company has adopted a distribution plan (with the Capital Plan and the Global Plan, the "Plans") for their Class N shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, each Fund pays the Distributor an annual fee of up to 0.25% of the average daily net assets of its Class N shares as reimbursement for certain expenses actually incurred by the Distributor in providing distribution and, in the case of the Capital Plan and Global Plan, also providing shareholder support services to such shares. These expenses include advertising and marketing expenses, payments to broker-dealers and others who have entered into agreements with the Distributor, the expenses of preparing, printing and distributing the Prospectus to persons who are not already stockholders, and indirect and overhead costs associated with the sale of Class N shares. If in any month the Distributor is due more for such services than is immediately payable because of the expense limitation under the Plans, the unpaid amount is carried forward from month to month while the Plan is in effect until it can be paid. Because these fees are paid out of the Funds assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

PENDING LITIGATION

     On April 8, 1998, the Europe Fund filed a lawsuit in the United States District Court for the Southern District of New York against Philip Goldstein and others. The Fund alleged violations of certain provisions of the federal securities laws in connection with the Fund's 1998 annual meeting. With respect to that meeting, a Goldstein affiliate filed an action in the same court against the Fund and its directors on April 24, 1998, alleging violations of the proxy antifraud rules of the federal securities laws and breach of fiduciary duty. The Fund, as nominal defendant, and each member of the Fund's Board of Directors have been named as defendants in a derivative and purported class action suit captioned Steiner v. Fugelsang filed on May 28, 1998 in the same court. The class action allegations assert that the defendants violated the federal securities laws and Maryland corporate law and the derivative claims assert breach of fiduciary duty regarding the meeting. All issues in the actions have been resolved except as to entitlement to legal fees by the Goldstein and Steiner litigants. The Fund believes that substantially all fees payable to these litigants should be reimbursed under a contract of insurance which insures the Fund and its directors.

STOCKHOLDER INFORMATION


BUYING SHARES

     For your convenience, we offer several ways to start and add to Fund investments.

OPENING YOUR ACCOUNT THROUGH A FINANCIAL PROFESSIONAL

     If you work with a financial professional, he or she is prepared to handle your planning and transaction needs. Your financial professional will be able to assist you in establishing your fund account, executing transactions, and monitoring your investment. If you do not hold your Fund investment in the name of your financial professional and you prefer to place a transaction order yourself, please use the instructions below for investing directly.

     You may also purchase shares through certain brokers which have entered into selling group agreements with the Distributor. Brokers may charge a fee for their services at the time of purchase or redemption.

OPENING YOUR ACCOUNT DIRECTLY

    You may establish accounts without the help of an intermediary as follows:

  -  Choose the Fund in which you wish to invest.

     Determine the amount you are investing. The minimum amount for initial investments is $5,000 for the Class N shares ($250 for additional investments) and $250,000 for the Class I shares ($50,000 for additional investments). Each Fund reserves the right at any time to waive, increase or decrease the minimum requirements applicable to initial or subsequent investments. Minimum subsequent investment requirements do not apply to investors purchasing shares through the Fund's automatic dividend reinvestment plan. In addition, minimum initial investments may vary for investors purchasing shares through a broker-dealer or other intermediary having a service agreement with the Investment Manager and maintaining an omnibus account with the Fund.

  - Complete the account application accompanying this Prospectus. Please apply at this time for any account privileges you may want to use in the future, to avoid the delays associated with adding them later on.

  -  Mail your completed application to:

     Dresdner RCM Global Funds
     P.O. Box 8025
     Boston, MA 02266-8025

     For answers to any questions, please speak with a Fund Representative at 1-800-726-7240.

     We reserve the right to reject any purchase of shares at our sole discretion. We also reserve the right to cancel any purchase order for which payment has not been received by the third business day following the order.

     Confirmation statements showing transactions in your account and a summary of the status of the account serve as evidence of ownership of shares of the Fund. We will forward a confirmation statement to you on receipt of a proper order.


                                                                          [LOGO]

STOCKHOLDER INFORMATION


INVESTING IN YOUR ACCOUNT

BY WIRE

  - Make sure you have established an account by mailing an application as explained above.

  - Call 1-800-726-7240 to obtain your account number and to place a purchase order. Money that is wired without a purchase order will be returned uninvested.

  - After placing your purchase order, instruct your bank to wire the amount of your investment to:

     State Street Bank and Trust Company
     Routing number: 011000028
     Account number:  9905-268-0
     FCC: your account number, name of registered owner(s) and Fund name

BY CHECK

  - Make out a check (bank or certified) or money order for the investment amount payable to Dresdner RCM [insert the name of the Fund]. Please note:
     No third party checks will be accepted.

  -  Mail the check with your completed application to the Fund at:

     Dresdner RCM Global Funds
     P.O. Box 8025
     Boston, MA 02266-8025


ADDING TO YOUR ACCOUNT

BY WIRE

  - Call the Fund at 1-800-726-7240 to place a purchase order. Money that is wired without a purchase order will be returned uninvested.

  - Once you have placed your purchase order, instruct your bank to wire the amount of your investment as described above.

BY CHECK

  - Make out a check for the investment amount payable to Dresdner RCM [insert the name of the Fund]. Please note: No third party checks will be accepted.

  -  Mail the check with a completed investment slip to the Fund at:

     Dresdner RCM Global Funds
     P.O. Box 8025
     Boston, MA 02266-8025

     If you do not have an investment slip, write your account number on the check.

WITH SECURITIES

     At its discretion, each Company may accept securities of equal value instead of cash in payment of all or part of the subscription price for Fund shares. Contact the Fund in advance to discuss the securities in question and the documentation necessary to complete the transaction. Any such securities:

  - Will be valued at the close of regular trading on the New York Stock Exchange on the day of acceptance of the subscription in accordance with the Fund's method of valuing its securities;

  -  Will have a tax basis to the Fund equal to such value;

  -  Must not be restricted securities; and

  - Must be permitted to be purchased in accordance with the Fund's investment objective and policies and must be securities that the Fund would be willing to purchase at that time.

SELLING SHARES

BY PHONE - WIRE PAYMENT

  - Call the Fund at 1-800-726-7240 to verify that the wire redemption privilege via telephone is in place on your account. If it is not, a representative can help you add it.

  -  Place your wire request.

BY PHONE - CHECK PAYMENT

  - Call the Fund at 1-800-726-7240 to verify that you have telephone redemption privileges and place your request. Once your request has been verified, a check for the net cash amount (net of any redemption fee, if applicable), payable to the registered owner(s), will be mailed to the address of record. For checks payable to any other party or mailed to any other address, please make your request in writing.

IN WRITING

  - Write a letter of instruction, signed by each registered owner or their duly authorized agent, that includes the following information:

     *    The name of the registered owner(s) of the account

     *    The name of the Fund

     *    The account number

     *    The number of shares or the dollar amount you want to sell

     * The recipient's name and address or wire information (if different from those of the account registration)

  -  Indicate whether you want the cash proceeds sent by check or by wire.

  - Make sure the letter is signed by all registered owners or their authorized parties.

  -  Mail the letter to the Fund.

BY ELECTRONIC TRANSFER

  - Fill out the appropriate areas of the account application for this feature. To request an electronic transfer (not less than $50 nor more than $100,000), call 1-800-726-7240. The Fund will transfer your sales proceeds electronically to your bank account. The bank must be a member of the Automated Clearing House.


                                                                          [LOGO]

STOCKHOLDER INFORMATION

SIGNATURE GUARANTEES

    Certain requests must include a signature guarantee, which is designed to protect you and the Fund from fraudulent activities. Your request must be made in writing and include a signature guarantee if any of the following situations applies:

  -  You wish to redeem more than $50,000 worth of shares.

  - The check is being mailed to an address different from the one on your account (address of record).

  -  The check is being made payable to someone other than the account owner.

  -  You are instructing us to change your bank account information.

OTHER STOCKHOLDER SERVICES AND ACCOUNT POLICIES

TELEPHONE ORDERS

     We accept telephone orders to buy or sell shares of the Funds. To order, call 1-800-726-7240. To guard against fraud, we may record telephone orders or take other reasonable precautions. However, if we do not take such steps to ensure the authenticity of an order, we may bear any loss if the order later proves fraudulent. At times of peak activity, such as during periods of volatile economic or market conditions, it may be difficult to place buy or sell orders by phone. During these times, consider sending your request in writing.

BUSINESS HOURS AND NAV CALCULATIONS

     Each Fund's regular business days and hours are the same as those of the New York Stock Exchange (NYSE). The price of each Fund's shares is based on its net asset value per share (NAV). Each Fund calculates its NAV every business day as of the close of trading on the NYSE (normally 4:00 p.m. eastern time). Shares of the Funds will not be priced on days on which the NYSE is closed for trading. A Fund's securities are typically priced using market quotes or pricing services. When these methods are not available or do not represent a security's value at the time of pricing, the security is valued in accordance with the Fund's fair valuation procedures.

TIMING OF ORDERS

     Each Fund accepts orders until the close of trading on the NYSE every business day (normally 4:00 pm eastern time). Orders received before the close of trading on the NYSE are executed the same day at the Fund's NAV for that day. Orders received after the close of trading on the NYSE are executed the following day at that day's NAV. We have the right to suspend redemption of shares of the Funds and to postpone payment of proceeds for up to seven days or as permitted by law.

     We may suspend the right of redemption or postpone the date of payment for more than seven days after shares are tendered for redemption for any period during which

  - The New York Stock Exchange is closed (other than a customary weekend or holiday closing) or the SEC determines that trading thereon is restricted;

  - An emergency (as determined by the SEC) exists as a result of which disposal by the Fund of securities it owns is not reasonably practicable, or as a result of which it is not reasonably practical for the Fund fairly to determine the value of its net assets; or

  - The SEC; by order, permits such suspension for the protection of stockholders.

TIMING OF SETTLEMENTS

     When you buy shares of a Fund, you will become the owner of record when the Fund receives your payment, generally the day following execution. When you sell shares, cash proceeds are generally available the day following execution and will be forwarded according to your instructions.

     When you sell shares that you recently purchased by check, your order will be executed at the Fund's next NAV but the proceeds will not be available until your check clears. This may take up to 15 days from the purchase date. Upon execution of the redemption order, a confirmation statement will be forwarded to you indicating the number of shares sold and the proceeds thereof.

ACCOUNTS WITH BELOW-MINIMUM BALANCES

     If your account balance falls below the minimum ($5,000 for Class N shares and $250,000 for Class I shares) as a result of selling shares (and not because of Fund performance), each Fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 90 days after notification, we reserve the right to close out your account and send the proceeds to the address of record.

AUTOMATIC REINVESTMENT

     We will reinvest each income dividend and capital gain distribution declared by a Fund in full and fractional shares of the Fund of the same class, unless you or your duly authorized agent elect to receive all such payments, or only the dividend or distribution portions, in cash. We will base such reinvestment on the Fund's NAV as determined on the ex-dividend date. You or your authorized agent may request changes in the manner in which dividend and distribution payments are made through written notice to the Fund. This request will be effective as to any payment if it is received prior to the record date used for determining your payment. Any dividend and distribution election will remain in effect until you notify the Fund in writing to the contrary.

EXCHANGE PRIVILEGE

     You may exchange shares of either class of a Fund into shares of the same class of any other Fund offered by Dresdner RCM, without a sales charge or other fee (except redemption fee, if any), by contacting the Fund. You may also exchange Class N shares of a Fund into Class I shares of the Fund or any other Fund offered by Dresdner RCM. Exchange purchases are subject to the minimum investment requirements of the class purchased. In order to keep Fund expenses low for all shareholders, the Funds will no allow frequent exchanges, purchases or sales of Fund shares. If a shareholder exhibits a pattern of frequent trading, the Fund reserves the right to refuse to accept further purchase or exchange orders from that shareholder. An exchange will be treated as a redemption and purchase for tax purposes.


                                                                          [LOGO]

STOCKHOLDER INFORMATION

     Shares will be exchanged at net asset value per share next determined after receipt by the Fund of:

  - A written request for exchange, signed by each registered owner or his or her duly authorized agent exactly as the shares are registered, which clearly identifies the exact names in which the account is registered, the account number and the number of shares or the dollar amount to be exchanged.

     Exchanges will not become effective until all documents in the form required have been received by the Fund. If you have any questions, please contact the Fund.

     Please be sure to read carefully the prospectus of any other Fund into which you wish to exchange shares.

ACCOUNT STATEMENTS

     Stockholder accounts are opened in accordance with your registration instructions. Transactions in the account, such as additional investments and dividend reinvestments, will be reflected on regular confirmation statements.

REPORTS TO STOCKHOLDERS

     Each Fund's fiscal year ends on December 31. Each Fund will issue to its stockholders semi-annual and annual reports. In addition, stockholders will receive quarterly statements of the status of their accounts reflecting all transactions having taken place within that quarter. In order to reduce duplicate mailings and printing costs, the Companies will provide one annual and semi-annual report and annual prospectus per household. Information regarding the tax status of income dividends and capital gains distributions will be mailed to stockholders on or before January 31st of each year. Account tax information will also be sent to the IRS.

REDEMPTION

     Redemption payments will be made wholly in cash unless a Fund's Board of Directors believes that unusual conditions exist which would make such payment detrimental to the best interests of the Fund. Under such circumstances, payment of the redemption price could be made in whole or in part in portfolio securities. You would incur brokerage costs to sell such securities.

     Upon redemption of Europe Fund or Tax Managed Growth Fund shares held for less than twelve consecutive months, a fee of 1.00% of the redemption proceeds will be charged and retained by the Fund. In the case of the Europe Fund, this redemption fee will remain in effect through November 1, 1999. Redeeming stockholders may avoid this fee by presenting satisfactory proof of ownership of the redeemed shares for twelve consecutive months along with the redemption request. A determination by the Fund of the redemption fee's applicability is final. This fee is intended to compensate the Fund for transaction and other expenses caused by redemptions and to facilitate efficient portfolio management. The fee is not a deferred sales charge or a commission paid to the Distributor or the Investment Manager. The Fund reserves the right to modify the terms of or terminate the redemption fee at any time.

DIVIDENDS, DISTRIBUTIONS AND TAXES

     Each Fund's dividends and distributions consist of most or all of its net investment income and net realized capital gains. They are typically paid once a year in December. The amount depends on the Fund's investment results and its tax compliance situation.

     Dividends and distributions normally are reinvested in additional Fund shares. You may instruct your financial professional or the Fund to have them sent to you by check or credited to a separate account.

     If you are an individual (or certain other non-corporate stockholders), we have to withhold 31% of all dividends, capital gains distributions and redemption proceeds we pay to you if you: (a) have not given us a certified correct taxpayer identification number and (b) except with respect to redemption proceeds, have not certified that backup withholding does not apply. Amounts we withhold are applied to your federal tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in an overpayment of taxes. Distributions of taxable income and net capital gain to non-resident alien individuals, non-resident alien fiduciaries of trusts or estates, foreign corporations, or foreign partnerships may also be subject to U.S. withholding tax, although distributions of net capital gain to such stockholders generally will not be subject to withholding.

     We may be required to pay income, withholding and other taxes imposed by foreign countries, generally at rates from 10% to 40%, which would reduce our investment income. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. We may "pass through" to you the amount of foreign income taxes we pay, if it is in the best interests of stockholders. If we do so, you will be required to include in your gross income your pro-rata share of foreign taxes we paid, and you will be able to treat such taxes as either an itemized deduction or a foreign credit against U.S. income taxes on your tax returns. If we do not do so, you will not be able to deduct your share of such taxes in computing your taxable income and will not be able to take your share of such taxes as a credit against your U.S. income taxes.

     In general, selling shares for cash, exchanging shares, and receiving distributions (whether reinvested or taken in cash) are all taxable events. These transactions typically create the following tax liabilities for taxable accounts:

--------------------------------------------------------------------------------
 TRANSACTION                           TAX STATUS
--------------------------------------------------------------------------------
 Income dividends                      Ordinary income
--------------------------------------------------------------------------------
 Short-term capital gains
 distributions                         Ordinary income
--------------------------------------------------------------------------------
 Long-term capital gains
 distributions                         Capital gains
--------------------------------------------------------------------------------
 Sales or exchanges of
 shares owned for more
 than one year                         Capital gains or losses
--------------------------------------------------------------------------------
 Sales or exchanges of                 Gains are treated
 shares owned for one year             as ordinary income;
 or less                               losses are subject
                                       to special rules
--------------------------------------------------------------------------------

     Dividends and other distributions generally are taxable to you at the time they are received. However, dividends declared in October, November and December by the Funds and made payable to you in such a month are treated as paid and are thereby taxable as of December 31, provided that the Fund pays the dividend no later than January 31 of the following year.


                                                                          [LOGO]

STOCKHOLDER INFORMATION

     If you purchase a Fund's shares shortly before the record date for a dividend or other distribution thereon, you will pay full price for the shares. This is known as "buying a distribution" because you will receive some portion of your purchase price back as a distribution even though, because the amount of the dividend or other distribution reduces the shares' net asset value, it actually represents a return of invested capital. Depending on your taxpayer status, that distribution may be taxable.

     You will receive, after the end of each year, full information on dividends, capital gain distributions and other reportable amounts with respect to shares of a Fund for tax purposes. This includes information such as the portion taxable as capital gains and the amount of dividends, if any, eligible for the federal dividends-received deduction for corporate taxpayers.

     Foreign stockholders may be subject to special withholding requirements. A penalty is charged on certain pre-retirement distributions from retirement accounts. Consult your tax adviser about the federal, state and local tax consequences in your particular circumstances.

     The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor's tax circumstances are unique, please consult your tax professional about your investment in a Fund.


FINANCIAL HIGHLIGHTS

     The following financial highlights tables show the Funds' financial performance. This information has been audited by PriceWaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the Funds' Annual Reports, which are available upon request and incorporated by reference into the SAI.

FINANCIAL  HIGHLIGHTS

FOR A SHARE  OUTSTANDING  THROUGHOUT
EACH FISCAL YEAR OR PERIOD ENDED DECEMBER 31

-----------------------------------------------------------------------------------------------------------------------------
                                                                                  LARGE CAP                    TAX MANAGED
                                                                                 GROWTH FUND                   GROWTH FUND
                                                                    ---------------------------------------  ----------------
CLASS I                                                               1998           1997        1996 (3)        1998 (5)
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE: (1)
     Net asset value, beginning of period                            $12.53         $10.00       $ 10.00          $10.00
     Income from investment operations:
         Net investment income (loss)                                 (0.02)          0.01            --              --
         Net realized and unrealized gain (loss) on investments        5.51           3.17            --              --
     Total from investment operations                                  5.49           3.18            --              --
     Less distributions:
         From net investment income                                   (0.01)         (0.01)           --              --
         From net realized gain on investments                        (1.87)         (0.64)           --              --
         Total distributions                                          (1.88)         (0.65)           --              --
NET ASSET VALUE, END OF PERIOD                                       $16.14         $12.53       $ 10.00          $10.00
TOTAL RETURN (8)                                                      44.11%         31.99%         0.00% (9)       0.00% (9)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                 $7,935         $5,025       $ 4,000          $1,000
Ratio of expenses to average net assets:
     With waiver & reimbursement                                       0.95%          0.95%         0.00% (9)       0.00% (9)
     Without waiver & reimbursement                                    3.04%          2.63%           --              --
Ratio of net investment income to average net assets:
With waiver & reimbursement                                           (0.11)%         0.10%         0.00% (9)       0.00% (9)
     Without waiver & reimbursement                                   (2.20)%        (1.58)%          --              --
Portfolio turnover                                                    99.58%        119.87%         0.00%           0.00%
-----------------------------------------------------------------------------------------------------------------------------

(1) Calculated using the average share method.
(2) Commencement of operation was December 27, 1995.
(3) Commencement of operation was December 31, 1996.
(4) Commencement of operation was December 30, 1997.
(5) Commencement of operation was December 31, 1998.
(6) Stock split 10:1 at the close of business on June 17, 1996. All prior period per share amounts were restated to reflect the stock split.
(7) Commencement of operation was December 28, 1994.
(8) Total return measures the change in value of an investment over the period indicated.
(9) Not annualized. Fund was in operations for less than five days.

FINANCIAL  HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT
EACH FISCAL YEAR OR PERIOD ENDED DECEMBER 31

------------------------------------------------------------------------------------------------------------------------------------
                                                                              INTERNATIONAL GROWTH EQUITY FUND
                                                                     ---------------------------------------------------------------
CLASS I                                                                 1998         1997       1996 (6)       1995      1994 (7)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE: (1)
     Net asset value, beginning of period                            $  13.70      $ 12.72      $ 11.56      $ 10.00    $ 10.00
     Income from investment operations:
         Net investment income (loss)                                    0.06         0.06         0.04         0.12         --
         Net realized and unrealized gain (loss) on investments          1.80         2.22         2.16         1.68         --
     Total from investment operations                                    1.86         2.28         2.20         1.80         --
     Less distributions:
         From net investment income                                     (0.23)       (0.14)       (0.16)       (0.11)        --
         From net realized gain on investments                          (0.35)       (1.16)       (0.88)       (0.13)        --
         Total distributions                                            (0.58)       (1.30)       (1.04)       (0.24)        --
NET ASSET VALUE, END OF PERIOD                                       $  14.98      $ 13.70      $ 12.72      $ 11.56    $ 10.00
TOTAL RETURN (8)                                                        13.81%       17.93%       19.31%       17.98%      0.01% (9)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                 $121,975      $98,443      $52,605      $34,347    $25,004
Ratio of expenses to average net assets:
     With waiver & reimbursement                                         1.00%        1.00%        0.99%        0.75%      0.00% (9)
     Without waiver & reimbursement                                      1.06%        1.06%        1.25%        1.11%        --
Ratio of net investment income to average net assets:
With waiver & reimbursement                                              0.37%        0.41%        0.32%        1.19%      0.01% (9)
     Without waiver & reimbursement                                      0.31%        0.35%        0.06%        0.83%        --
Portfolio turnover                                                      84.49%      122.43%      119.09%       87.40%      0.00%
------------------------------------------------------------------------------------------------------------------------------------


For footnote references, see page 41.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                        BIOTECHNOLOGY                       GLOBAL
                                                                            FUND                        SMALL CAP FUND
                                                                  ------------------------     ------------------------------------
CLASS I                                                              1998      1997 (4)           1998       1997      1996 (3)
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE: (1)
     Net asset value, beginning of period                          $10.00       $10.00          $11.09      $10.00      $10.00
     Income from investment operations:
         Net investment income (loss)                               (0.10)          --           (0.13)      (0.13)         --
         Net realized and unrealized gain (loss) on investments      1.86           --            2.23        2.64          --
     Total from investment operations                                1.76           --            2.10        2.51          --
     Less distributions:
         From net investment income                                    --           --              --          --
         From net realized gain on investments                      (0.32)          --           (0.82)      (1.42)         --
         Total distributions                                        (0.32)          --           (0.82)      (1.42)         --
NET ASSET VALUE, END OF PERIOD                                     $11.44       $10.00          $12.37      $11.09      $10.00
TOTAL RETURN (8)                                                    17.76%        0.00% (9)      19.29%      25.48%       0.00% (9)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                               $3,911      $ 3,000          $5,479      $4,456      $4,000
Ratio of expenses to average net assets:
     With waiver & reimbursement                                     1.50%        0.01% (9)       1.75%       1.75%       0.00% (9)
     Without waiver & reimbursement                                  4.87%          --            3.86%       3.09%         --
Ratio of net investment income to average net assets:
With waiver & reimbursement                                         (0.95)%       0.01% (9)      (1.03)%     (1.14)%      0.00% (9)
     Without waiver & reimbursement                                 (4.32)%         --           (3.14)%     (2.49)%        --
Portfolio turnover                                                 127.21%        0.00%         184.38%     153.49%       0.00%
-----------------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT
EACH FISCAL YEAR OR PERIOD ENDED DECEMBER 31

-------------------------------------------------------------------------------------------------------------------------
                                                                                    GLOBAL TECHNOLOGY FUND
                                                                   ------------------------------------------------------
CLASS I                                                              1998           1997           1996       1995 (2)
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE: (1)
beginning of period                                                $ 13.69        $ 12.60         $10.04      $10.00
     Income from investment operations:
Net investment income (loss)                                         (0.16)         (0.16)         (0.15)         --
        Net realized and unrealized gain (loss) on investments        8.44           3.46           2.80        0.04
     Total from investment operations                                 8.28           3.30           2.65        0.04
     Less distributions:
        From net investment income                                      --             --             --          --
        From net realized gain on investments                        (0.57)         (2.21)         (0.09)         --
        Total distributions                                          (0.57)         (2.21)         (0.09)         --
NET ASSET VALUE, END OF PERIOD                                     $ 21.40        $ 13.69         $12.60      $10.04
TOTAL RETURN (8)                                                     61.05%         27.08%         26.41%       0.40% (9)
RATIOS AND SUPPLEMENTAL DATA:
period (in 000's)                                                  $18,558        $ 6,950         $5,117        $954
Ratio of expenses to average net assets:
     With waiver & reimbursement                                      1.75%          1.75%          1.73%       0.00% (9)
     Without waiver & reimbursement                                   2.49%          2.45%          7.75%         --
Ratio of net investment income to average net assets:
     With waiver & reimbursement                                     (0.99)%        (1.15)%        (1.34)%     (0.02)% (9)
     Without waiver & reimbursement                                  (1.73)%        (1.86)%        (7.36)%       --
Portfolio turnover                                                  265.99%        189.41%        155.58%       0.00%
-------------------------------------------------------------------------------------------------------------------------


For footnote references, see page 41.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                         GLOBAL HEALTH CARE FUND            EMERGING MARKETS FUND
                                                                  -----------------------------------    --------------------------
CLASS I                                                             1998       1997      1996 (3)            1998       1997 (4)
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE: (1)
beginning of period                                               $11.65     $10.00      $10.00            $ 9.99       $10.00
     Income from investment operations:
Net investment income (loss)                                       (0.09      (0.06)         --              0.12           --
        Net realized and unrealized gain (loss) on investments      3.02       3.03          --             (0.97)       (0.01)
     Total from investment operations                               2.93       2.97                         (0.85)       (0.01)
     Less distributions:
        From net investment income                                    --         --          --             (0.08)          --
        From net realized gain on investments                      (1.16)     (1.32)         --                --           --
        Total distributions                                        (1.16)     (1.32)         --             (0.08)          --
NET ASSET VALUE, END OF PERIOD                                    $13.42     $11.65      $10.00             $9.06       $ 9.99
TOTAL RETURN (8)                                                   25.57%     30.00%       0.00% (9)        (8.50)%       0.00% (9)
RATIOS AND SUPPLEMENTAL DATA:
period (in 000's)                                                 $5,487     $4,671      $4,000            $2,734       $2,996
Ratio of expenses to average net assets:
     With waiver & reimbursement                                    1.50%      1.50%       0.00% (9)         1.50%        0.01% (9)
     Without waiver & reimbursement                                 3.65%      2.93%         --              8.29%         --
Ratio of net investment income to average net assets:
     With waiver & reimbursement                                   (0.69)%    (0.55)%      0.00% (9)         1.23%        0.00% (9)
     Without waiver & reimbursement                                (2.84)%     1.98%         --             (5.56)%         --
Portfolio turnover                                                153.92%    157.65%       0.00%           279.25%        0.00%
-----------------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH FISCAL
YEAR OR PERIOD ENDED DECEMBER 31, 1998

-------------------------------------------------------------------------------------------------------------
                                                                       EUROPE FUND
                                                 ------------------------------------------------------------
                                                 1998 (a)     1997 (a)    1996 (a)      1995         1994
-------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period              $12.59      $10.66      $9.20         $9.20      $9.80
Income from investment operations:
     Net investment income (loss)                  (0.05)       0.01       0.03          0.07       0.03
Net realized and unrealized
     gain (loss) on investments                     4.60        2.70       1.45         (0.07)     (0.51)
Total from investment operations                    4.55        2.71       1.48          0.00      (0.48)
Less distributions:
     From net investment income                    (0.17)      (0.06)     (0.02)        (0.00)     (0.00)
     From net realized gain on investments         (3.31)      (0.72)     (0.00)        (0.00)     (0.12)
     Total distributions                           (3.48)      (0.78)     (0.02) (b)    (0.00)     (0.12) (b)
NET ASSET VALUE, END OF PERIOD                    $13.66      $12.59     $10.66         $9.20      $9.20
PER SHARE MARKET VALUE, END OF PERIOD (C)         $12.69      $11.25     $ 8.13         $7.25      $7.38
TOTAL NET ASSET VALUE RETURN (D)                   37.23%      25.70%     15.87%         1.33%     (4.98)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in millions)             $191        $176       $149         $ 129       $129
Ratio of expenses to average net assets             1.97%       1.30%      1.42%         1.51%      1.40%
Ratio of net investment income
(loss) to average net assets                       (0.31)%      0.06%      0.33%         0.76%      0.34%
Portfolio turnover rate                              114%         85%        51%           40%        91%
-------------------------------------------------------------------------------------------------------------

(a) Calculated using the average share method.
(b) The ex-dividend date was after the end of the fiscal year.
(c) Closing price - New York Stock Exchange.
(d) On May 3, 1999, the Fund converted from a closed-end to an open-end investment company, therefore previously-reported total market value returns calculated using closing price on the New York Stock Exchange have been replaced by total net asset value return for each of the years shown here. The total net asset value return calculation includes reinvestment of dividends at net asset value on ex-dividend date in the year declared.

For more information about Dresdner RCM Global Funds, Dresdner RCM Capital Funds and Dresdner RCM Investment Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:

     The Funds' annual and semi-annual reports to shareholders contain detailed information on each Fund's investments. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

     The SAI provides more detailed information about the Funds, including operations and investment policies. It is incorporated by reference and is legally considered as part of this Prospectus.

     You can get free copies of the reports and the SAI, or request other information and discuss your questions about the Funds, by contacting us at:

                  Dresdner RCM Global Funds
                  P.O. Box 8025
                  Boston, MA 02266-8025
                  Telephone 1-800-726-7240

     You can review the Funds' Reports and SAI at the Public Reference Room of the Securities and Exchange Commission. You can also get copies:

                 - For a fee, by writing the Public Reference Section of
                   the Commission, Washington, D.C.
                   20549-6009 or calling 1-800-SEC-0330.

                 - Free from the Commission's Website at http://www.sec.gov.

Investment Company Act file nos. 811-2913, 811-9100 and 811-06038.

                                             ----------------------------------
                                      [LOGO] DRESDNER RCM GLOBAL FUNDS
                                             ----------------------------------
                                             Dresdner RCM Capital Funds, Inc.
                                             Dresdner RCM Global Funds, Inc.
                                             Dresdner RCM Investment Funds Inc.
                                             P.O. Box 8025
                                             Boston, MA  02266-8025
                                             (800) 726-7240



DRESDNER RCM LARGE CAP GROWTH FUND
DRESDNER RCM GLOBAL SMALL CAP FUND
DRESDNER RCM GLOBAL TECHNOLOGY FUND
DRESDNER RCM GLOBAL HEALTH CARE FUND
DRESDNER RCM BIOTECHNOLOGY FUND
DRESDNER RCM INTERNATIONAL GROWTH EQUITY FUND
DRESDNER RCM EMERGING MARKETS FUND
DRESDNER RCM TAX MANAGED GROWTH FUND
DRESDNER RCM EUROPE FUND

                        STATEMENT OF ADDITIONAL INFORMATION

                                    May 3, 1999

Dresdner RCM International Growth Equity Fund (the "International Growth Equity Fund") is a series of Dresdner RCM Capital Funds, Inc. (the "Capital Company"), an open-end management investment company. Dresdner RCM Europe Fund (the "Europe Fund") is a series of Dresdner RCM Investment Funds Inc. (the "Investment Company"), an open-end management investment company. Dresdner RCM Large Cap Growth Fund (the "Large Cap Fund"), Dresdner RCM Global Small Cap Fund (the "Global Small Cap Fund"), Dresdner RCM Global Technology Fund (the "Global Technology Fund"), Dresdner RCM Global Health Care Fund (the "Global Health Care Fund"), Dresdner RCM Biotechnology Fund (the "Biotechnology Fund"), Dresdner RCM Emerging Markets Fund (the "Emerging Markets Fund"), and Dresdner RCM Tax Managed Growth Fund (the "Tax Managed Growth Fund"), are series (each, together with the International Fund and the Europe Fund, a "Fund" and, together, the "Funds") of Dresdner RCM Global Funds, Inc. (the "Global Company" and, with the Capital Company and the Investment Company, the "Companies"), an open-end management investment company. The Funds' investment manager is Dresdner RCM Global Investors LLC (the "Investment Manager"). All the Funds are diversified except the Technology Fund, the Health Care Fund, the Biotechnology Fund, the International Fund and the Europe Fund.

This Statement of Additional Information ("SAI") is not a prospectus, and should be read in conjunction with the Prospectus of the Funds dated May 3, 1999. This SAI relates to the Funds' Non-Institutional Class ("Class N") and Institutional Class ("Class I") of shares. The Prospectus may be obtained without charge by writing or calling the Companies at the address and phone number above.

Incorporated by reference herein are the financial statements of the Funds contained in the Funds' Annual Reports to Shareholders for the year ended December 31, 1998, including the Reports of Independent Accountants, dated February 22, 1999, the Statements of Assets and Liabilities, including the Portfolios of Investments and the related Statements of Operations, Statements of Changes in Net Assets, and the Financial Highlights. Copies of the Funds' Annual and Semi-Annual Reports to Shareholders will be available, upon request, by calling (800) 726-7240, or by writing to P.O. Box 8025, Boston, MA 02266-8025.

Table of Contents

                                                                       Page

Investment Objectives and Policies. . . . . . . . . . . . . . . . . . .   2
Risk Considerations . . . . . . . . . . . . . . . . . . . . . . . . . .  14
Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . . .  21
Execution of Portfolio Transactions . . . . . . . . . . . . . . . . . .  24
Directors and Officers. . . . . . . . . . . . . . . . . . . . . . . . .  27
The Investment Manager. . . . . . . . . . . . . . . . . . . . . . . . .  35
The Distributor . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
The Administrator . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
Other Service Providers . . . . . . . . . . . . . . . . . . . . . . . .  40
Net Asset Value . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
Purchase and Redemption of Shares . . . . . . . . . . . . . . . . . . .  42
Dividends, Distributions and Tax Status . . . . . . . . . . . . . . . .  42
Investment Results. . . . . . . . . . . . . . . . . . . . . . . . . . .  45
Description of Capital Shares . . . . . . . . . . . . . . . . . . . . .  48
Additional Information. . . . . . . . . . . . . . . . . . . . . . . . .  49
Financial Statements. . . . . . . . . . . . . . . . . . . . . . . . . .  49

Investment Objectives and Policies

INVESTMENT CRITERIA

     In evaluating particular investment opportunities, the Investment Manager may consider such other factors, in addition to those described in the Prospectus, as the anticipated economic growth rate, the political outlook, the anticipated inflation rate, the currency outlook, and the interest rate environment for the country and the region in which a particular issuer is located. When the Investment Manager believes it would be appropriate and useful, the Investment Manager's personnel may visit the issuer's headquarters and plant sites to assess an issuer's operations and to meet and evaluate its key executives. The Investment Manager also will consider whether other risks may be associated with particular securities.

INVESTMENT IN FOREIGN SECURITIES

     The securities markets of many countries have at times in the past moved relatively independently of one another due to different economic, financial, political, and social factors. In seeking to achieve the investment objectives of the Funds, the Investment Manager allocates the Funds' assets among securities of countries and in currency denominations where it expects opportunities for meeting the Funds' investment objectives to be the most attractive, subject to the percentage limitations set forth in the Prospectus. In addition, from time to time a Fund may strategically adjust its investments among issuers based in various countries and among the various equity markets of the world in order to take advantage of diverse global opportunities, based on the Investment Manager's evaluation of prevailing trends and developments, as well as on the Investment Manager's assessment of the potential for capital appreciation (as compared to the risks) of particular companies, industries, countries, and regions.

     INVESTMENT IN DEVELOPED FOREIGN COUNTRIES. The Emerging Markets Fund may, and each of the other Funds will, invest in securities of foreign governments and companies that are organized or headquartered in developed foreign countries. A Fund may not be invested in all developed foreign countries at one time, and may not invest in particular developed foreign countries at any time, depending on the Investment Manager's view of the investment opportunities available.

     Although these countries have developed economies, even developed countries may be subject to periods of economic or political instability. For example, efforts by the member countries of the European Union to eliminate internal barriers to the free movement of goods, persons, services and capital have encountered opposition arising from the conflicting economic, political and cultural interests and traditions of the member countries and their citizens. Similarly, events in the Japanese economy and social developments may affect Japanese securities and currency markets, as well as the relationship of the Japanese yen to the U.S. dollar. Future political, economic and social developments can be expected to produce continuing effects on securities and currency markets in these and other developed foreign countries.

     INVESTMENT IN EMERGING MARKETS. Each Fund may, and the Emerging Markets Fund will, invest in securities of developing countries with emerging markets and companies organized or headquartered in such countries. As a general matter, countries that are not considered to be developed foreign countries by the Investment Manager will be deemed to be emerging market countries. Emerging market countries include any country generally considered to be an emerging market or developing country by the World Bank, the International Finance Corporation, the United Nations or its authorities, or other recognized financial institutions. This designation currently includes most countries in the world except Australia, Canada, Japan, New Zealand, Singapore, United Kingdom, the U.S. and most of the countries in Western Europe. (See INVESTMENT IN DEVELOPED FOREIGN COUNTRIES.) As their economies grow and their markets grow and mature, some countries that currently may be characterized by the Investment Manager as emerging market countries may be deemed by the Investment Manager to be developed foreign countries. In the event that the Investment Manager deems a particular country to be a developed foreign country, any investment in securities issued by that country's government or by an issuer located in that country would not be subject to a Fund's overall limitations on investments in emerging market countries.

     Securities of issuers organized or headquartered in emerging market countries may, at times, offer excellent opportunities for current income and capital appreciation. However, prospective investors should be aware that the markets of emerging market countries historically have been more volatile than the markets of the United States and developed foreign countries, and thus the risks of investing in securities of issuers organized or headquartered in emerging market countries may be far greater than the risks of investing in developed foreign markets. (See RISK CONSIDERATIONS--EMERGING MARKET SECURITIES for a more detailed discussion of the risk factors associated with investments in emerging market securities.) In addition, movements of emerging market currencies historically have had little correlation with movements of developed foreign market currencies. Prospective investors should consider these risk factors carefully before investing in a Fund. Some emerging market countries have currencies whose value is closely linked to the U.S. dollar. Emerging market countries also may issue debt denominated in U.S. dollars and other currencies.

     It is unlikely that a Fund will be invested in securities in all emerging market countries at any time. Moreover, investing in some emerging markets currently may not be desirable or feasible, due to lack of adequate custody arrangements for Fund assets, overly burdensome repatriation or similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks, poor values of investments in those markets relative to investments in other emerging markets, in developed foreign markets, or in the United States, or for other reasons.

CURRENCY MANAGEMENT

     Securities purchased by the Funds may be denominated in U.S. dollars, foreign currencies, or multinational currencies such as the Euro, and the Funds will incur costs in connection with conversions between various currencies. Movements in the various securities markets may be offset by changes in foreign currency exchange rates. Exchange rates frequently move independently of securities markets in a particular country. As a result, gains in a particular securities market may be affected, either positively or negatively, by changes in exchange rates, and a Fund's net currency positions may expose it to risks independent of its securities positions.

     From time to time, the Funds may employ currency management techniques (other than currency future contracts in the case of the Europe Fund) to enhance their total returns, although there is no current intention to do so. A Fund may not employ more than 30% of the value of its total assets in currency management techniques for the purpose of enhancing returns. To the extent that such techniques are used to enhance return, they are considered speculative.

     A Fund's ability and decision to purchase or sell portfolio securities may be affected by the laws or regulations in particular countries relating to convertibility and repatriation of assets. Because the shares of the Funds are redeemable in U.S. dollars each day the Funds determine their net asset value, the Funds must have the ability at all times to obtain U.S. dollars to the extent necessary to meet redemptions. Under present conditions, the Investment Manager does not believe that these considerations will have any significant adverse effect on its portfolio strategies, although there can be no assurances in this regard.

     GENERAL CURRENCY CONSIDERATIONS. Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund's net asset value to fluctuate as well. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention, or failure to do so, by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad. The markets in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offer less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Each Fund may purchase or sell forward foreign currency exchange contracts ("forward contracts") for hedging purposes or to seek to increase total return when the Investment Manager anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. When purchased or sold to increase total return, forward contracts are considered speculative. In addition, a Fund may enter into forward contracts in order to protect against anticipated changes in future foreign currency exchange rates.

     Each Fund may engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the Investment Manager determines that there is a pattern of correlation between the two currencies. Each such Fund may also engage in proxy hedging, by using forward contracts in a series of foreign currencies for similar purposes.

     Each Fund may enter into forward contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase. Each such Fund may enter into forward contracts to sell foreign currencies to protect against the decline in value of its foreign currency denominated or quoted portfolio securities, or a decline in the value of anticipated income or dividends from such securities, due to a decline in the value of foreign currencies against the U.S. dollar. Forward contracts to sell foreign currency could limit any potential gain which might be realized by a Fund if the value of the hedged currency increased.

     If a Fund enters into a forward contract to sell foreign currency to increase total return or to buy foreign currency for any purpose, the Fund will segregate cash, U.S. Government securities, or other liquid debt or equity securities with the Fund's custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional assets will be segregated so that the value of the segregated assets will equal the amount of the Fund's commitment with respect to the contract.

     A forward contract is subject to the risk that the counterparty to such contract will default on its obligations. Since a forward contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price.

     OPTIONS ON FOREIGN CURRENCIES. Each Fund may purchase and sell (write) put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and anticipated income or dividends on such securities and against increases in the U.S. dollar cost of foreign securities to be acquired. Each such Fund may also use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency, if the Investment Manager believes there is a pattern of correlation between the two currencies. Options on foreign currencies to be written or purchased by the Funds will be traded on U.S. and foreign exchanges.

     The writer of a put or call option receives a premium and gives the purchaser the right to sell (or buy) the currency underlying the option at the exercise price. The writer has the obligation upon exercise of the option to purchase (or deliver) the currency during the option period. A writer of an option who wishes to terminate the obligation may effect a "closing transaction" by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after being notified of the exercise of an option. The writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received; a Fund could be required to purchase or sell additional foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

     Each Fund may purchase call or put options on a currency to seek to increase total return when the Investment Manager anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio.

     When a Fund writes a put or call option on a foreign currency, an amount of cash, U.S. Government securities, or other liquid debt or equity securities equal to the market value of its obligations under the option will be segregated by the Fund's custodian to collateralize the position.

     CURRENCY FUTURES CONTRACTS. Each Fund (other than the Europe Fund) may enter into currency futures contracts, as described under "Futures Transactions" below.

     CURRENCY SWAPS. Each Fund may enter into currency swaps for both hedging and to seek to increase total return. Currency swaps involve the exchange of rights to make or receive payments in specified currencies. Since currency swaps are individually negotiated, the Funds expect to achieve an acceptable degree of correlation between their portfolio investments and their currency swap positions entered into for hedging purposes. Currency swaps may involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency, or the delivery of the net amount of a party's obligations over its entitlements. Therefore, the entire principal value of a currency swap may be subject to the risk that the other party to the swap will default on its contractual delivery obligations. Each Fund will maintain in a segregated account with the Fund's custodian cash, U.S. Government securities, or other liquid debt or equity securities equal to the amount of the Fund's obligations, or the net amount (if any) of the excess of the Fund's obligations over its entitlements, with respect to swap transactions. To the extent that such amount of a swap is segregated, the Companies and the Investment Manager believe that swaps do not constitute senior securities under the Investment Company Act of 1940 (the "1940 Act") and, accordingly, will not treat them as being subject to a Fund's borrowing restriction.

     The use of currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect in its forecasts of market values and currency exchange rates, the investment performance of a Fund entering into a currency swap would be less favorable than it would have been if this investment technique were not used.

OPTIONS TRANSACTIONS

     Each Fund may purchase listed put and call options and write covered put and call options on any securities which it is eligible to purchase as a hedge against changes in market conditions that may result in changes in the value of the Fund's portfolio securities. The aggregate premiums on put options and call options purchased by a Fund may not in each case exceed 5% of the value of the net assets of the Fund as of the date of purchase. In addition, a Fund will not purchase options if more than 25% of the value of its net assets would be hedged.

     A put gives the holder the right, in return for the premium paid, to require the writer of the put to purchase from the holder a security at a specified price. A call gives the holder the right, in return for the premium paid, to require the writer of the call to sell a security to the holder at a specified price. Put and call options on various stocks and financial indices are traded on U.S. and foreign exchanges. A put option is covered if the writer segregates cash, U.S. Government securities or other liquid debt or equity securities equal to the exercise price. A call option is covered if the writer owns the security underlying the call or has an absolute and immediate right to acquire the security without additional cash consideration upon conversion or exchange of other securities held by it.

     A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a put or call option that it had written by purchasing an identical put or call option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option that it had purchased by writing an identical put or call option; this is known as a closing sale transaction. A Fund realizes a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option.

PURCHASING PUT AND CALL OPTIONS

     PUT OPTIONS. If a Fund purchases a put option, the Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for "American-style" options) or on the option expiration date (for "European-style" options). Purchasing put options may be used as a portfolio investment strategy when the Investment Manager perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an "insurance policy", as it protects against significant downward price movement while it allows full participation in any upward movement. If a Fund is holding a security which the Investment Manager feels has strong fundamentals, but for some reason may be weak in the near term, the Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, the Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the strike price of the put and the market price of the underlying security on the date the Fund exercises the put, less transaction costs, will be the amount by which the Fund will be able to hedge against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put's strike price, the put will expire worthless, representing a loss of the price the Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

     CALL OPTIONS. If a Fund purchases a call option, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of "insurance policy" to hedge against losses that could incur if a Fund intends to purchase the underlying security and the security thereafter increases in price. The Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If the price of the underlying security increases, the price the Fund pays for the security will in effect be increased by the premium paid for the call.

     WRITING PUT AND CALL OPTIONS. Writing covered put or call options can enable a Fund to enhance income by reason of the premiums paid by the purchasers of such options. When a Fund writes a put option, the purchaser acquires the right to sell to the Fund the underlying security at a specified price at any time during the term of the option or on the option expiration date. When a Fund writes a call option, the purchaser acquires the right to purchase from the Fund the underlying security at a specified price at any time during the term of the option. In return for the premium received for a call option, a Fund foregoes the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security decline. In return for the premium received for a put option, a Fund assumes the risk that the price of the underlying security will decline below the exercise price, in which case the put would be exercised and the Fund would suffer a loss.

     STOCK INDEX OPTIONS. Each Fund may purchase and write put and call options with respect to stock indices such as the S&P Composite 500 Stock Price Index and other stock indices. Such options may be purchased as a hedge against changes resulting from market conditions in the values of securities which are held in a Fund's portfolio or which it intends to purchase or sell, or when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund.

     The distinctive characteristics of options on stock indices create certain risks that are not present with stock options generally. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss on the purchase or sale of an index option depends upon movements in the level of stock prices in the stock market generally rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on a stock index will be subject to the Investment Manager's ability to predict correctly movements in the direction of the stock market generally. This requires different skills and techniques than predicting changes in the prices of individual stocks.

     Index prices may be distorted if trading of certain stocks included in an index is interrupted. Trading of index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this were to occur, a Fund would not be able to close out options which it had purchased, and if restrictions on exercise were imposed, the Fund might be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the policy of the Funds to purchase put or call options only with respect to an index which the Investment Manager believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.

     DEALER OPTIONS. Each Fund may engage in transactions involving dealer options as well as exchange-traded options. Options not traded on an exchange generally lack the liquidity of an exchange-traded option, and may be subject to a Fund's restriction on investment in illiquid securities. In addition, dealer options may involve the risk that the securities dealers participating in such transactions will fail to meet their obligations under the terms of the options.

SHORT SALES

     Each Fund, except the International Fund, may engage in short sales transactions. Although the International Fund may not make short sales of securities, it may maintain short positions in connection with its use of options, futures contracts, options on futures contracts, forward foreign currency exchange transactions, and currency options. A short sale that is not made "against the box" is a transaction in which a Fund sells a security it does not own in anticipation of a decline in market price. When a Fund makes a short sale, the proceeds it receives are retained by the broker until the Fund replaces the borrowed security. In order to deliver the security to the buyer, the Fund must arrange through a broker to borrow the security and, in so doing, the Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be.

     The value of securities of any issuer in which a Fund maintains a short position that is not "against the box" may not exceed the lesser of 5% of the value of the Fund's net assets or 5% of the securities of such class of the issuer. A Fund's ability to enter into short sales transactions is limited by the requirements of the Investment Company Act of 1940 (the "1940 Act").

     Short sales by a Fund that are not made "against the box" create opportunities to increase the Fund's return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since a Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's net asset value per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

     If a Fund makes a short sale "against the box," the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the Investment Manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position.

     In the view of the Securities and Exchange Commission ("SEC"), a short sale involves the creation of a "senior security" as such term is defined in the 1940 Act, unless the sale is "against the box" and the securities sold are placed in a segregated account (not with the broker), or unless the Fund's obligation to deliver the securities sold short is "covered" by segregating (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

     To avoid limitations under the 1940 Act on borrowing by investment companies, short sales by each Fund will be "against the box", or the Fund's obligation to deliver the securities sold short will be "covered" by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the market value of its delivery obligation. A Fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund's total assets.

DELAYED-DELIVERY TRANSACTIONS

     Each Fund (other than the Europe Fund) may purchase securities on a delayed delivery or "when issued" basis and may enter into firm commitment agreements (transactions in which the payment obligation and interest rate are fixed at the time of the transaction but the settlement is delayed). Delivery and payment for these securities typically occur 15 to 45 days after the commitment to purchase, but delivery and payment can be scheduled for shorter or longer periods, based upon the agreement of the buyer and the seller. No interest accrues to the purchaser during the period before delivery. The Funds generally do not intend to enter into these transactions for the purpose of leverage, but may sell the right to receive delivery of the securities before the settlement date. The value of the securities at settlement may be more or less than the agreed upon price.

     A Fund will segregate cash, U.S. Government securities or other liquid debt or equity securities in an amount sufficient to meet its payment obligations with respect to any such transactions. To the extent that assets are segregated for this purpose, a Fund's liquidity and the ability of the Investment Manager to manage its portfolio may be adversely affected.

FUTURES TRANSACTIONS

     The Funds (other than the Europe Fund) may enter into futures contracts for the purchase or sale of fixed-income securities, foreign currencies or contracts based on financial indices, including indices of U.S. government securities, foreign government securities, equity securities or fixed-income securities. For example, if a Fund owns Treasury bonds and the portfolio manager expects interest rates to increase, that Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that Fund selling Treasury bonds in its portfolio. If interest rates increase as anticipated, the value of the Treasury bonds would decline, but the value of that Fund's interest rate futures contract will increase, thereby keeping the net asset value of that Fund from declining as much as it may have otherwise. If, on the other hand, a portfolio manager expects interest rates to decline, the Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although a Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

     The Europe Fund may enter into futures contracts for the purchase or sale of foreign stock or bond indices or other financial indices that the Investment Manager determines are appropriate to hedge the risks associated with changes in interest rates or general fluctuations in the value of its portfolio securities. Pursuant to the regulations of the Commodity Futures Trading Commission ("CFTC"), and subject to certain restrictions, the Fund may purchase or sell futures contracts that are traded on U.S. exchanges that have been designated as contract markets by the CFTC. The Fund may also generally purchase or sell futures contracts that are subject to the rules of any foreign board of trade ("foreign futures contracts"). The Fund may not, however, trade a foreign futures contract based on a foreign stock index unless the contract has been approved by the CFTC for trading by U.S. persons. The Investment Manager may comply with such different standards as may be established by the CFTC with respect to the purchase or sale of futures contracts and foreign futures contracts.

     FUTURES CHARACTERISTICS. A futures contract is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the currency, security or index at the close of the last trading day of the contract and the price at which the currency, security or index contract was originally written. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by payment of the change in the cash value of the currency, security or index. No physical delivery of the underlying currency, securities, or securities in the index is made.

     Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the Fund's custodian or such other parties as may be authorized by the SEC (in the name of the futures commission merchant (the "FCM")) an amount of cash or U.S. Treasury bills which is referred to as an "initial margin" payment. The nature of initial margin in futures transactions is different from that of margin in security transactions in that a futures contract margin does not involve the borrowing of funds by a Fund to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts customarily are purchased and sold with initial margins that may range upwards from less than 5% of the value of the futures contract being traded. Subsequent payments, called "variation margin", to and from the FCM, will be made on a daily basis as the price of the underlying currency or stock index varies, making the long and short positions in the futures contract more or less valuable. This process is known as "marking to the market." For example, when a Fund has purchased a currency futures contract and the price of the underlying currency has risen, the Fund's position will have increased in value and the Fund will receive from the FCM a variation margin payment equal to that increased value. Conversely, when a Fund has purchased a currency futures contract and the price of the underlying currency has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the FCM. At any time prior to expiration of a futures contract, a Fund may elect to close the position by taking an identical opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

     CHARACTERISTICS OF FUTURES OPTIONS. Each Fund (other than the Europe Fund) may also purchase call options and put options on securities or index futures contracts ("futures options"), and each Fund (other than the Europe Fund) may purchase futures options on currencies. A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A futures option may be closed out (before exercise or expiration) by an offsetting purchase or sale of a futures option of the same series.

     PURCHASE OF FUTURES. Each Fund (other than the Europe Fund) may purchase a currency futures contract when it anticipates the subsequent purchase of particular securities and has the necessary cash, but expects the currency exchange rates then available in the applicable market to be less favorable than rates that are currently available, or to attempt to enhance return when it anticipates that future currency exchange rates will be more favorable than current rates. Similarly, when the Investment Manager anticipates a significant stock market or stock market sector advance, a Fund may purchase a stock index futures contract which affords a hedge against not participating in such advance at a time when the Fund is not fully invested in equity securities. Such purchase of a futures contract would serve as a temporary substitute for the purchase of individual stocks which may later be purchased (with attendant costs) in an orderly fashion. As such purchase of individual stocks are made, an approximately equivalent amount of stock index futures would be terminated by offsetting sales.

     SALE OF FUTURES. Each Fund (other than the Europe Fund) may sell a currency futures contract to hedge against an anticipated decline in foreign currency rates that would adversely affect the dollar value of a Fund's portfolio securities denominated in such currency, or may sell a currency futures contract in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern or correlation between the two currencies. Similarly, a Fund may sell stock index futures contracts in anticipation of or during a general stock market or market sector decline that may adversely affect the market values of the Fund's portfolio of equity securities. To the extent that the Fund's portfolio of equity securities changes in value in correlation with a given stock index, the sale of futures contracts on that index would reduce the risk to the portfolio of a market decline and, by doing so, would provide an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs.

     PURCHASE OF PUT OPTIONS ON FUTURES. The purchase of a put option on a currency, financial or index futures contract is analogous to the purchase of a put on individual stocks, where an absolute level of protection from price fluctuation is sought below which no additional economic loss would be incurred by a Fund. For example, put options on futures may be purchased to hedge a portfolio of stocks or a position in the futures contract upon which the put option is based against a possible decline in market value. The purchase of a put option on a currency futures contract can be used to hedge against unfavorable movements in currency exchange rates, or to attempt to enhance returns in contemplation of movements in such rates.

     PURCHASE OF CALL OPTIONS ON FUTURES. The purchase of a call option on a currency, financial or index futures contract represents a means of obtaining temporary exposure to favorable currency exchange rate or interest rate movements or temporary exposure to market appreciation with risk limited to the premium paid for the call option. It is analogous to the purchase of a call option on an individual security or index, which can be used as a substitute for a position in the security or index itself. Depending on the pricing of the option compared to either the futures contract upon which it is based, or to the price of the underlying currency, security or index itself, the call option may be less risky, because losses are limited to the premium paid for the call option, when compared to the ownership of the underlying currency, security or index futures contract. Like the purchase of a currency, financial or index futures contract, a Fund would purchase a call option on a currency, financial or index futures contract to hedge against an unfavorable movement in exchange rates, interest rates or securities prices.

     LIMITATIONS ON PURCHASE AND SALE OF FUTURES AND FUTURES OPTIONS. A Fund may not purchase or sell futures contracts or purchase futures options if, immediately thereafter, more than 30% of the value of its net assets would be hedged. In addition, a Fund may not purchase or sell futures or purchase futures options if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for futures options would exceed 5% of the market value of the Fund's total assets. In Fund transactions involving futures contracts, to the extent required by applicable SEC guidelines, an amount of cash, U.S. Government securities, or other liquid debt or equity securities equal to the market value of the futures contracts will be segregated with the Fund's Custodian, or in other segregated accounts as regulations may allow, to collateralize the position and thereby to insure that the use of such futures is unleveraged.

     The International Fund will not engage in transactions in stock index futures contracts and futures options for speculation, but only as a hedge against changes in the value of securities held in the Fund's portfolio, or securities which the Investment Manager intends to purchase for the portfolio, resulting from actual or anticipated changes in general market conditions. Such transactions will only be effected when, in the view of the Investment Manager, they are economically appropriate to the reduction of risks inherent in the ongoing management of the Fund's portfolio.

     REGULATORY MATTERS. The Companies have filed claims of exemption from registration of the Funds as commodity pools with the Commodity Futures Trading Commission (the "CFTC"). Each Fund intends to conduct its futures trading activity in a manner consistent with that exemption. The Investment Manager is registered with the CFTC as both a commodity pool operator and as a commodity trading advisor.

SWAPS

     The Europe Fund may engage in securities index total return swaps with approved counterparties. Securities index total return swaps involve an agreement between two parties to exchange payments that are based on a specified securities index and that are calculated on the basis of a set amount (the "notional amount") for a specified period of time. The Fund may enter into securities index total return swaps only to the extent that the notional amount of all current swaps does not exceed 30% of the Fund's net assets. Generally, the Fund will base its securities index total return swaps on its benchmark index, the MSCI Europe, or a separate market index such as the DAX100 or the CAC100. The Fund may, among other purposes, use securities index total return swaps to provide the Fund with sufficient liquidity to meet cash redemptions of shares while maintaining its investments in securities and foreign currencies or to provide the Fund with sufficient exposure to the equity markets when it is holding cash that is being held to meet redemptions or when incoming cash is not yet invested. Swaps are subject to risks comparable to the risks involved with respect to hedging transactions.

     The Europe Fund may enter into securities index total return swaps on either an asset basis or a liability basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into securities index total return swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as segregated accounts will be established with respect to such transactions, the Investment Manager believes such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each securities index total return swap will be accrued on a daily basis, and appropriate Fund assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account. The Fund also will establish and maintain such segregated accounts with respect to its total obligations under any swaps that are not entered into on a net basis.

     The Europe Fund will enter into swaps only with banks and recognized securities dealers believed by the Investment Manager to present minimal credit risk in accordance with guidelines established by the Fund's Board of

Directors. If there is a default by the approved counterparty to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the swap."

DEBT SECURITIES

     Under normal market conditions, the International Fund may invest up to 20%, and each other Fund except the Emerging Markets Fund may invest up to 10%, of its total assets in short-term debt obligations (with maturities of one year or less) issued or guaranteed by the U.S. Government or foreign governments (including their respective agencies, instrumentalities, authorities and political subdivisions), debt obligations issued or guaranteed by international or supranational governmental entities, and debt obligations of corporate issuers. Such debt obligations will be rated, at the time of purchase, investment grade by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's"), Moody's Investors Service ("Moody's"), or another recognized rating organization, or if unrated will be determined by the Investment Manager to be of comparable investment quality. Investment grade means the issuer of the security is believed to have adequate capacity to pay interest and repay principal, although certain of such securities in the lower grades have speculative characteristics, and changes in economic conditions or other circumstances may be more likely to lead to a weakened capacity to pay interest and principal than would be the case with higher-rated securities. The Investment Manager does not currently intend to purchase U.S. or foreign debt securities on behalf of the International Fund except on an occasional basis when the Investment Manager believes that unusually attractive investments are available.

     Although securities rated BBB by Standard & Poor's or Baa by Moody's are considered to be of "investment grade," and are considered to have adequate capacity to pay interest and repay principal, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal than higher-rated securities. Credit ratings evaluate the safety of principal and interest payments of securities, not their market value. The rating of an issuer is also heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated.

     The Emerging Markets Fund may invest up to 5% of its total assets in debt securities issued or guaranteed by an emerging market company or government (including such government's agencies, instrumentalities, authorities and political subdivisions), or denominated in the currencies of emerging market countries that the Investment Manager believes present attractive investment opportunities for capital growth. There is no limit on the average maturity of the debt securities in the Emerging Markets Fund's portfolio. Such debt obligations may be unrated or rated, at the time of purchase, below investment grade by Standard & Poor's, Moody's or another recognized international rating organization. Bonds rated below investment grade are often referred to as "junk bonds," and involve greater risk of default or price declines than investment grade securities.

     The timing of purchase and sale transactions in debt obligations may result in capital appreciation or depreciation because the value of a debt obligation generally varies inversely with prevailing interest rates.

     RATINGS. Credit ratings evaluate the safety of principal and interest payments of securities, not their market value. The rating of an issuer is also heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. As credit rating agencies may fail to timely change credit ratings of securities to reflect subsequent events, the Investment Manager will also monitor issuers of such securities to determine if such issuers will have sufficient cash flow and profits to meet required principal and interest payments and to assure their liquidity. In general, debt securities held by a Fund will be treated as investment grade if they are rated by at least one major rating agency in one of its top four rating categories at the time of purchase or, if unrated, are determined by the Investment Manager to be of comparable quality. Investment grade means the issuer of the security is believed to have adequate capacity to pay interest and repay principal, although certain of such securities in the lower grades have speculative characteristics, and changes in economic conditions or other circumstances may be more likely to lead to a weakened capacity to pay interest and principal than would be the case with higher rated securities. If the rating of an investment grade security held by a Fund is downgraded, the Investment Manager will determine whether it is in the best interests of the Fund to continue to hold the security in its investment portfolio. The Emerging Markets Fund may invest in debt securities rated, at the time of purchase, below investment grade. Refer to the section entitled "Risk Considerations" for the risks associated with below investment grade debt securities.

     GOVERNMENT OBLIGATIONS. U.S. Government obligations include obligations issued or guaranteed as to principal and interest by the U.S. Government and its agencies and instrumentalities, by the right of the issuer to borrow from the U.S. Treasury, by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality, or only by the credit of the agency or instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

     Each Fund may invest in sovereign debt obligations of foreign countries. A number of factors affect a sovereign debtor's willingness or ability to repay principal and interest in a timely manner, including its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which it may be subject. Emerging market governments could default on their sovereign debt. Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt. The commitments on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to meet such conditions could result in the cancellation of such third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debt in a timely manner.

CONVERTIBLE SECURITIES AND WARRANTS

     Each Fund may invest in convertible securities and warrants. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.

     As a matter of operating policy, no Fund will invest more than 5% of its net assets in warrants. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt, securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised) resulting in a loss of the Fund's entire investment therein.

SYNTHETIC CONVERTIBLE SECURITIES

     Each Fund may invest in "synthetic" convertible securities, which are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables a Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Fund only invests in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or Standard & Poor's and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

PREFERRED STOCK

     Each Fund may purchase preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid prior to payment of dividends on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of the holders of preferred stock on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

BORROWING MONEY

     From time to time, it may be advantageous for a Fund to borrow money rather than sell portfolio securities to raise the cash to meet redemption requests. In order to meet such redemption requests, each Fund may borrow from banks or enter into reverse repurchase agreements. Each Fund may also borrow up to 5% of the value of its total assets for temporary or emergency purposes other than to meet redemptions. However, the Funds will not borrow money for leveraging purposes. A Fund may continue to purchase securities while borrowings are outstanding. The 1940 Act permits a Fund to borrow only from banks and only to the extent that the value of its total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including the proposed borrowing), and requires the Fund to take prompt action to reduce its borrowings if this limit is exceeded. For the purpose of the 300% borrowing limitation, reverse repurchase transactions are considered to be borrowings (except for the Europe
Fund).

     A reverse repurchase agreement involves a transaction by which a borrower (such as a Fund) sells a security to a purchaser (a member bank of the Federal Reserve System or a broker-dealer deemed creditworthy pursuant to standards adopted by the Board of Directors of the Capital Company, the Global Company or the Investment Company, as applicable (each, a "Board of Directors" or collectively, the "Boards of Directors"), and simultaneously agrees to repurchase the security at an agreed-upon price on an agreed-upon date within a number of days (usually not more than seven) from the date of purchase.

LENDING PORTFOLIO SECURITIES

     Each Fund is authorized to make loans of portfolio securities, for the purpose of realizing additional income, to broker-dealers or other institutional investors deemed creditworthy pursuant to standards adopted by its Board of Directors. The borrower must maintain with the Fund's custodian collateral consisting of cash, U.S. Government securities or other liquid debt or equity securities equal to at least 100% of the value of the borrowed securities, plus any accrued interest. The Fund will receive any interest paid on the loaned securities, and a fee and/or a portion of the interest earned on the collateral, less any fees and administrative expenses associated with the loan.

INVESTMENT IN ILLIQUID SECURITIES

     Each Fund may invest up to 15% (10% for the International Fund) of the value of its net assets in illiquid securities. Securities may be considered illiquid if a Fund cannot reasonably expect to receive approximately the amount at which the Fund values such securities within seven days. The Investment Manager has the authority to determine whether certain securities held by a Fund are liquid or illiquid pursuant to standards adopted by the Boards of Directors.

     The Investment Manager takes into account a number of factors in reaching liquidity decisions, including, but not limited to: the listing of the security on an exchange or national market system; the frequency of trading in the security; the number of dealers who publish quotes for the security; the number of dealers who serve as market makers for the security; the apparent number of other potential purchasers; and the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited, and the mechanics of transfer).

     The Funds' investments in illiquid securities may include securities that are not registered for resale under the Securities Act of 1933 (the "Securities Act"), and therefore are subject to restrictions on resale. When a Fund purchases unregistered securities, it may, in appropriate circumstances, obtain the right to register such securities at the expense of the issuer. In such cases there may be a lapse of time between the Fund's decision to sell any such security and the registration of the security permitting sale. During any such period, the price of the security will be subject to market fluctuations.

     The fact that there are contractual or legal restrictions on resale of certain securities to the general public or to certain institutions may not be indicative of the liquidity of such investments. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A under the Securities Act, the Investment Manager may determine in particular cases, pursuant to standards adopted by the Boards of Directors, that such securities are not illiquid securities notwithstanding the legal or contractual restrictions on their resale. Investing in Rule 144A securities could have the effect of increasing a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities.

CASH-EQUIVALENT INSTRUMENTS

     Other than as described under INVESTMENT RESTRICTIONS below, the Funds are not restricted with regard to the types of cash-equivalent investments they may make. When the Investment Manager believes that such investments are an appropriate part of a Fund's overall investment strategy, the Fund may hold or invest, for investment purposes, a portion of its assets in any of the following, denominated in U.S. dollars, foreign currencies, or multinational currencies: cash; short-term U.S. or foreign government securities; commercial paper rated at least A-2 by Standard & Poor's or P-2 by Moody's certificates of deposit or other deposits of banks deemed creditworthy by the Investment Manager pursuant to standards adopted by each Company's Board of Directors; time deposits; bankers' acceptances; and repurchase agreements related to any of the foregoing. In addition, for temporary defensive purposes under abnormal market or economic conditions, a Fund may invest up to 100% of its assets in such cash-equivalent investments.

     A certificate of deposit is a short-term obligation of a commercial bank. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. A repurchase agreement involves a transaction by which an investor (such as a Fund) purchases a security and simultaneously obtains the commitment of the seller (a member bank of the Federal Reserve System or a securities dealer deemed creditworthy by the Investment Manager pursuant to standards adopted by the Board of Directors) to repurchase the security at an agreed-upon price on an agreed-upon date within a number of days (usually not more than seven) from the date of purchase.

PORTFOLIO TURNOVER

     Securities in a Fund's portfolio will be sold whenever the Investment Manager believes it is appropriate to do so, regardless of the length of time that securities have been held, and securities may be purchased or sold for short-term profits whenever the Investment Manager believes it is appropriate or desirable to do so. Turnover will be influenced by sound investment practices, a Fund's investment objective, and the need for funds for the redemption of a Fund's shares, although the Tax Managed Growth Fund's portfolio turnover rate will also be influenced by its strategy of holding securities long enough to avoid higher, short-term capital gains taxes, selling shares with a higher cost basis first, and offsetting gains realized in one security by selling another security at a capital loss. In an attempt to minimize capital gains on other holdings, the Tax Managed Growth Fund may also realize accrued losses on some stocks.

     For example, a 150% portfolio turnover rate would occur if the value of purchases or sales of portfolio securities (whichever is less) by a Fund for a year (excluding purchases of U.S. Treasury issues and securities with a maturity of one year or less) were equal to 150% of the average monthly value of the securities held by the Fund during such year. As a result of the manner in which turnover is measured, a high turnover rate could also occur during the first year of a Fund's operations, and during periods when a Fund's assets are growing or shrinking.

RISK CONSIDERATIONS

INVESTMENTS IN FOREIGN SECURITIES GENERALLY

     Investments in foreign securities may offer investment opportunities and potential benefits not available from investments solely in securities of U.S. issuers. Such benefits may include higher rates of interest on debt securities than are available from domestic issuers, the opportunity to invest in foreign issuers that appear, in the opinion of the Investment Manager, to offer better opportunity for long-term capital appreciation than investments in securities of U.S. issuers, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign markets that do not necessarily move in a manner parallel to U.S. stock markets.

     At the same time, however, investing in foreign securities involves significant risks, some of which are not typically associated with investing in securities of U.S. issuers. For example, the value of investments in such securities may fluctuate based on changes in the value of one or more foreign currencies relative to the U.S. dollar, and a change in the exchange rate of one or more foreign currencies could reduce the value of certain portfolio securities. Currency exchange rates may fluctuate significantly over short periods of time, and are generally determined by the forces of supply and demand and other factors beyond a Fund's control. Changes in currency exchange rates may, in some circumstances, have a greater effect on the market value of a security than changes in the market price of the security. To the extent that a substantial portion of a Fund's total assets is denominated or quoted in the currency of a foreign country, the Fund will be more susceptible to the risk of adverse economic and political developments within that country. As discussed above, each Fund may employ certain investment techniques to hedge its foreign currency exposure; however, such techniques also entail certain risks.

     In addition, information about foreign issuers may be less readily available than information about domestic issuers. Foreign issuers generally are not subject to accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Furthermore, with respect to certain foreign countries, the possibility exists of expropriation, nationalization, revaluation of currencies, confiscatory taxation, and limitations on foreign investment and the use or removal of funds or other assets of a Fund, including the withholding of tax on interest, dividends and other distributions and limitations on the repatriation of currencies. In addition, a Fund may experience difficulties or delays in obtaining or enforcing judgments. Foreign securities may be subject to foreign government taxes that could reduce the yield and total return on such securities.

     Foreign equity securities may be traded on an exchange in the issuer's country, an exchange in another country, or over-the-counter in one or more countries. Most foreign securities markets, including over-the-counter markets, have substantially less volume than U.S. securities markets, and the securities of many foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. In addition, there is generally less government regulation of securities markets, securities exchanges, securities dealers, and listed and unlisted companies in foreign countries than in the United States.

     Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct and complete such transactions. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Fund due to subsequent declines in the value of the portfolio security or, if a Fund has entered into a contract to sell that security, could result in possible liability of the Fund to the purchaser. Delays in settlement could adversely affect a Fund's ability to implement its investment strategies and to achieve its investment objectives.

     In addition, the costs associated with transactions in securities traded on foreign markets or of foreign issuers, and the expense of maintaining custody of such securities with foreign custodians, generally are higher than the costs associated with transactions in U.S. securities on U.S. markets. Investments in foreign securities may result in higher expenses due to the cost of converting foreign currency to U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, the expense of maintaining securities with foreign custodians and the imposition of transfer taxes or transaction charges associated with foreign exchanges.

     Investment in debt securities of supranational organizations involves additional risks. Such organizations' debt securities generally are not guaranteed by their member governments, and payment depends on their financial solvency and/or the willingness and ability of their member governments to support their obligations. Continued support of a supranational organization by its government members is subject to a variety of political, economic and other factors, as well as the financial performance of the organization.

DEPOSITARY RECEIPTS

     In many respects, the risks associated with investing in depositary receipts are similar to the risks associated with investing in foreign equity securities directly. Therefore, for purposes of each Fund's investment policies and restrictions, they are treated as foreign equity securities, based on the country in which the underlying issuer is organized or headquartered. In addition, to the extent that a Fund acquires depositary receipts through banks that do not have a contractual relationship with the foreign issuer of the security underlying the depositary receipts to issue and service depositary receipts, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions, such as stock splits or rights offerings, involving the foreign issuer in a timely manner.

     The information available for American Depositary Receipts ("ADRs") sponsored by the issuers of the underlying securities is subject to the accounting, auditing, and financial reporting standards of the domestic market or exchange on which they are traded, which standards generally are more uniform and more exacting than those to which many non-domestic issuers may be subject. However, some ADRs are sponsored by persons other than the issuers of the underlying securities. Issuers of the stock on which such ADRs are based are not obligated to disclose material information in the United States. The information that is available concerning the issuers of the securities underlying European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") may be less than the information that is available about domestic issuers, and EDRs and GDRs may be traded in markets or on exchanges that have lesser standards than those applicable to the markets for ADRs.

     A depositary receipt will be treated as an illiquid security for purposes of a Fund's restriction on the purchases of such securities unless the depositary receipt is convertible into cash by the Fund within seven days.

EMERGING MARKET SECURITIES

     There are special risks associated with investments in securities of companies organized or headquartered in developing countries with emerging markets that are in addition to the usual risks of investing in securities of issuers located in developed foreign markets around the world, and investors in the Funds are strongly advised to consider those risks carefully. The securities markets of emerging market countries are substantially smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign markets. As a result, the prices of emerging market securities may increase or decrease much more rapidly and much more dramatically than the prices of securities of issuers located in developed foreign markets. Disclosure and regulatory standards in many respects are less stringent than in the United States and developed foreign markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.

     Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging market countries. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. In addition, custodial services and other costs related to investment in foreign markets may be more expensive in emerging markets than in many developed foreign markets, which could reduce the Funds' investment returns from such securities.

     In many cases, governments of emerging market countries continue to exercise a significant degree of control over the economies of such countries, and government actions relative to the economy, as well as economic developments generally, also may have a major effect on an issuer's prospects. In addition, certain of such governments have in the past failed to recognize private property rights and have at times naturalized or expropriated the assets of private companies. There is also a heightened possibility of confiscatory taxation, imposition of withholding taxes on dividend and interest payments, or other similar developments that could affect investments in those countries. As a result, there can be no assurance that adverse political changes will not cause a Fund to suffer a loss with respect to any of its holdings. In addition, political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Unanticipated political or social developments may affect the values of a Fund's investments in those countries and the availability of additional investments in those countries.

INVESTMENTS IN SMALLER COMPANIES

     Investment in the securities of companies with market capitalizations below $1 billion involves greater risk and the possibility of greater portfolio price volatility than investing in larger capitalization companies. The securities of small-sized concerns, as a class, have shown market behavior which has had periods of more favorable results, and periods of less favorable results, relative to securities of larger companies as a class. For example, smaller capitalization companies may have less certain growth prospects, and may be more sensitive to changing economic conditions, than large, more established companies. Moreover, smaller capitalization companies often face competition from larger or more established companies that have greater resources. In addition, the smaller capitalization companies in which a Fund may invest may have limited or unprofitable operating histories, limited financial resources, and inexperienced management. Furthermore, securities of such companies are often less liquid than securities of larger companies, and may be subject to erratic or abrupt price movements. To dispose of these securities, a Fund may have to sell them over an extended period of time below the original purchase price. Investments in smaller capitalization companies may be regarded as speculative.

     Securities issued by companies (including predecessors) that have operated for less than three years may have limited liquidity, which can result in their prices being lower than might otherwise be the case. In addition, investments in such companies are more speculative and entail greater risk than do investments in companies with established operating records.

CONVERTIBLE SECURITIES

     Investment in convertible securities involves certain risks. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying stock). If the conversion value is low relative to the investment value, the price of the convertible security will be governed principally by its yield, and thus may not decline in price to the same extent as the underlying stock; to the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be influenced increasingly by its conversion value. A convertible security held by a Fund may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security, in which event the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.

BELOW INVESTMENT GRADE DEBT SECURITIES

     The Emerging Markets Fund may invest up to 5% of its total assets in debt securities rated below "Baa" by Moody's, below "BBB" by Standard & Poor's, or investment grade by another recognized rating agency or, if unrated, judged by the Investment Manager to be of comparable quality, if the Investment Manager believes that the financial condition of the issuer or the protection afforded to the particular securities is stronger than would otherwise be indicated by such low ratings or the lack thereof. Debt securities rated below investment grade or equivalent ratings, commonly referred to as "junk bonds," are subject to greater risk of loss of income and principal than higher-rated bonds and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. Junk bonds are generally considered to be subject to greater market risk in times of deteriorating economic conditions, and to wider market and yield fluctuations, than higher-rated securities. Junk bonds may also be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The market for such securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Fund may experience difficulty in valuing such securities and, in turn, its assets. In addition, adverse publicity and investor perceptions about junk bonds, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such securities. The Investment Manager will try to reduce the risk inherent in the Fund's investments in such securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated bonds, the Investment Manager's research and credit analysis are a correspondingly more important aspect of its program for managing the Fund's investments in such debt securities. The Investment Manager will attempt to identify those issuers of high-yielding securities whose financial conditions are adequate to meet future obligations, or have improved or are expected to improve in the future.

     Credit ratings evaluate the safety of principal and interest payments of securities, not their market value. The rating of an issuer is also heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. As credit rating agencies may fail to timely change credit ratings of securities to reflect subsequent events, the Investment Manager will also monitor issuers of such securities to determine if such issuers will have sufficient cash flow and profits to meet required principal and interest payments and to assure their liquidity.

DELAYED-DELIVERY TRANSACTIONS

     Each of the Funds (other than the Europe Fund) may buy and sell securities on a delayed-delivery or when-issued basis. These transactions involve a commitment by a Fund to purchase or sell specific securities at a predetermined price and/or yield, with payment and delivery taking place after the customary settlement period for that type of security (and more than seven days in the future). Typically, no interest accrues to the purchaser until the security is delivered. A Fund may receive fees for entering into delayed-delivery transactions. When purchasing securities on a delayed-delivery basis, a Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Because a Fund is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If a Fund remains substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, a Fund will set aside appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity, or could suffer a loss. A Fund may dispose of or renegotiate delayed-delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.

OPTIONS

     There are several risks associated with transactions in options on securities, currencies and financial indices. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying instruments; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide, or be compelled at some future date, to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     In addition, when trading options on foreign exchanges, many of the protections afforded to participants in U.S. option exchanges will not be available. For example, there may be no daily price fluctuation limits in such exchanges or markets, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

     Potential losses to the writer of an option are not limited to the loss of the option premium received by the writer, and thus may be greater than the losses incurred in connection with the purchasing of an option.

FUTURES TRANSACTIONS

     There are several risks in connection with the use of futures contracts in the Funds. One risk arises because the correlation between movements in the price of a futures contract and movements in the price of the security or currency which is the subject of the hedge is not always perfect. The price of the futures contract acquired by a Fund may move more than, or less than, the price of the security or currency being hedged. If the price of the future moves less than the price of the security or currency which is the subject of the hedge, the hedge will not be fully effective but, if the price of the security or currency being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the security or currency being hedged has moved in a favorable direction, this advantage will be partially offset by movement in the value of the future. If the price of the futures contract moves more than the price of the security or currency, the Fund will experience either a loss or a gain on the futures contract which will not be completely offset by movements in the price of the security or currency which is the subject of the hedge.

     To compensate for the imperfect correlation of movements in the price of a security or currency being hedged and movements in the price of the futures, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of the security or currency being hedged, if the historical volatility of the price of such security or currency has been greater than the historical volatility of the security or currency. Conversely, a Fund may buy or sell fewer futures contracts if the historical volatility of the price of the security or currency being hedged is less than the historical volatility of the security or currency.

     Because of the low margins required, futures trading involves a high degree of leverage. As a result, a relatively small investment in a futures contract by a Fund may result in immediate and substantial loss, or gain, to the Fund. A purchase or sale of a futures contract may result in losses in excess of the initial margin for the futures contract. However, the Fund would have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold the instrument after the decline.

     When futures are purchased by a Fund to hedge against a possible unfavorable movement in a currency exchange rate before the Fund is able to invest its cash (or cash equivalents) in stock or debt instruments in an orderly fashion, it is possible that the currency exchange rate may move in a favorable manner instead. If the Fund then decides not to invest in stock or debt instruments at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

     In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the security or currency which is the subject of a hedge, the price of futures contracts may not correlate perfectly with movements in the index or currency due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions. This practice could distort the normal relationship between the index or currency and futures markets. Second, from the point of view of speculators, the deposit requirements in the futures market may be less onerous than margin requirements in the security or currency market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in the index or currency and movements in the price of index or currency futures, a correct forecast of general market or currency trends by the Investment Manager still may not result in a successful hedging transaction over a short time frame.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond the limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions.

     Compared to the use of a futures contract, the purchase of an option on a futures contract involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the use of an option on a futures contract would result in loss to a Fund when the use of a futures contract would not, such as when there is no movement in the level of an index. In addition, daily changes in the value of the option due to changes in the value of the underlying futures contract are reflected in the net asset value of the Fund.

     A Fund will only enter into futures contracts or purchase futures options that are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. However, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular futures contract or futures option or at any particular time. In such event, it may not be possible to close a futures position, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In the event futures contracts have been used to hedge a portfolio security or currency, an increase in the price of the security or currency, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the security or currency will, in fact, correlate with the movements in the futures contract and thus provide an offset to losses on a futures contract.

     Successful use of futures by the Funds is subject to the Investment Manager's ability to predict correctly movements in the direction of the security and currency markets. For example, if a Fund hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increased instead, the Fund would lose part or all of the benefit of the increased value of its stocks which it hedged because it would have offsetting losses in its futures positions. In addition, in such situations, if a Fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements. Such sales of securities might, but would not necessarily be at increased prices which would reflect the rising market. Similarly, if a Fund purchased currency futures contracts with the intention of profiting from a favorable change in currency exchange rates, and the change was unfavorable, the Fund would incur a loss, and might have to sell securities to meet daily variation margin requirements at a time when it might be disadvantageous to do so. The Investment Manager and its predecessor have been actively engaged in the provision of investment supervisory services for institutional and individual accounts since 1970, but the skills required for the successful use of futures and options on futures are different from those needed to select portfolio securities, and the Investment Manager has limited prior experience in the use of futures or options techniques in the management of assets under its supervision.

OTHER RISK CONSIDERATIONS

     Investment in illiquid securities involves potential delays on resale as well as uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Fund might not be able to dispose of such securities promptly or at reasonable prices.

     A number of transactions in which the Funds may engage are subject to the risks of default by the other party to the transaction. If the seller of securities pursuant to a repurchase agreement entered into by a Fund defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the Fund may be delayed or limited. Similarly, when a Fund engages in when-issued, reverse repurchase, forward commitment and related settlement transactions, it relies on the other party to consummate the trade; failure of the other party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price the Investment Manager believed to be advantageous. The risks in lending portfolio securities, as with other extensions of secured credit, consist of a possible delay in receiving additional collateral or in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

     Borrowing also involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on the borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. To the extent a Fund enters into reverse repurchase agreements, the Fund is subject to risks that are similar to those of borrowing.

INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES

     Each Fund has adopted certain investment restrictions that are fundamental policies and that may not be changed without approval by the vote of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. The "vote of a majority of the outstanding voting securities" of the Fund, as defined in Section 2(a)(42) of the 1940 Act, means the vote of (i) 67% or more of the voting securities of the Fund present at any meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund, whichever is less. In the case of the Funds, other than the Europe Fund, these restrictions provide that a Fund may not:

1. Invest more than 25% of the value of its total assets in the securities of companies primarily engaged in any one industry (other than the United States of America, its agencies and instrumentalities) (this restriction does not apply to the Technology Fund, Health Care Fund, Biotechnology Fund or International Fund).

2. Acquire more than 10% of the outstanding voting securities of any one issuer.

3.   Invest in companies for the purpose of exercising control or management.

4. Borrow money, except from banks to meet redemption requests or for temporary or emergency purposes; provided that borrowings for temporary or emergency purposes other than to meet redemption requests shall not exceed 5% of the value of its total assets; and provided further that total borrowings shall be made only to the extent that the value of the Fund's total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including the proposed borrowing). For purposes of the foregoing limitations, reverse repurchase agreements and other borrowing transactions covered by segregated assets are considered to be borrowings. A Fund will not mortgage, pledge, hypothecate, or in any other manner transfer as security for an indebtedness any of its assets. This investment restriction shall not prohibit a Fund from engaging in futures contracts, options on futures contracts, forward foreign currency exchange transactions, and currency options.

5. Purchase securities on margin, but it may obtain such short-term credit from banks as may be necessary for the clearance of purchases and sales of securities.

6. Make loans of its funds or assets to any other person, which shall not be considered as including: (i) the purchase of a portion of an issue of publicly distributed debt securities, (ii) the purchase of bank obligations such as certificates of deposit, bankers' acceptances and other short-term debt obligations, (iii) entering into repurchase agreements with respect to commercial paper, certificates of deposit and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and
     (iv) the loan of portfolio securities to brokers, dealers and other financial institutions where such loan is callable by the Fund at any time on reasonable notice and is fully secured by collateral in the form of cash or cash equivalents. A Fund will not enter into repurchase agreements with maturities in excess of seven days if immediately after and as a result of such transaction the value of the Fund's holdings of such repurchase agreements exceeds 10% (15%, in the case of the Tax Managed Growth Fund) of the value of the Fund's total assets.

7. Act as an underwriter of securities issued by other persons, except insofar as it may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities, or invest more than 15% (10% for the International Fund) of the value of its net assets in securities that are illiquid;

8. Purchase the securities of any other investment company or investment trust, except by purchase in the open market where, to the best information of the Company, no commission or profit to a sponsor or dealer (other than the customary broker's commission) results from such purchase and such purchase does not result in such securities exceeding 10% of the value of the Fund's total assets, or except when such purchase is part of a merger, consolidation, acquisition of assets, or other reorganization approved by the Fund's stockholders.

9. Purchase portfolio securities from or sell portfolio securities to the officers, directors, or other "interested persons" (as defined in the 1940
     Act) of the Company, other than unaffiliated broker-dealers.

10. Purchase commodities or commodity contracts, except that the Fund may purchase securities of an issuer which invests or deals in commodities or commodity contracts, and except that the Fund may enter into futures and options contracts in accordance with the applicable rules of the CFTC.

11. Purchase or sell futures or purchase related options if, immediately thereafter, the sum of the amount of "margin" deposits on the Fund's existing futures positions and premiums paid for related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Fund's net assets (this restriction applies to the International Fund only);

12. Issue senior securities, except that the Fund may borrow money as permitted by restriction 4 above. This restriction shall not prohibit the Fund from engaging in short sales, options, futures and foreign currency transactions.

13. Purchase or sell real estate; provided that the Fund may invest in readily marketable securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     IN THE CASE OF THE EUROPE FUND, THESE RESTRICTIONS PROVIDE THAT THE FUND MAY NOT:

1. Purchase any security (other than obligations of the FRG, the German Federal Railways and the German Federal Post Office, which in the aggregate shall not represent more than 25% or more of the Fund's total assets, or obligations of the U.S. government, its agencies or instrumentalities) if as a result more than 10% of the Fund's total assets would then be invested in securities of any single issuer.

2. Invest 25% or more of the value of its total assets in a particular industry. This restriction does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, but will apply to foreign government obligations until such time as the Securities and Exchange Commission permits their exclusion.

3.   Purchase more than 10% of the outstanding voting securities of any issuer.

4. Borrow money, except from banks to meet redemption requests or for temporary or emergency purposes; provided that borrowings for temporary or emergency purposes other than to meet redemption requests shall not exceed 5% of the value of its total assets; and provided further that total borrowings shall be made only to the extent that the value of the Fund's total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including the proposed borrowing). For purposes of the foregoing limitations, reverse repurchase agreements and other borrowing transactions covered by segregated assets are not considered to be borrowings. The Fund will not mortgage, pledge, hypothecate, or in any other manner transfer as security for an indebtedness any of its assets. This investment restriction shall not prohibit the Fund from engaging in futures contracts, options on futures contracts, forward foreign currency exchange transactions, and currency options.

5. Purchase or sell real estate or real estate mortgage loans, except that the Fund may purchase and sell securities of companies that deal in real estate or interests therein.

6. Purchase securities on margin, except short-term credits as may be necessary or routine for the clearance or settlement of transactions, and except for margin posted in connection with hedging transactions consistent with its investment policies.

7. Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the U.S. Securities Act of 1933 in selling portfolio securities.

8. Buy or sell commodities, commodity contracts or futures contracts (other than futures contracts with respect to foreign stock or bond indices or other financial indices that the Investment Manager determines are appropriate to hedge the risks associated with interest rates or general fluctuations in the value of its portfolio securities).

OPERATING POLICIES

     Each Fund has adopted certain investment restrictions that are not fundamental policies and may be changed by the Board of Directors without approval of the Fund's outstanding voting securities. In the case of the Funds, other than the Europe Fund, these restrictions provide that a Fund may not:

1. Invest in interests in oil, gas, or other mineral exploration or development programs (this restriction does not apply to the Emerging Markets Fund).

2. Invest more than 5% of the value of its total assets in the securities of any issuer which has a record of less than three years of continuous operation (including the operation of any predecessor) (this restriction does not apply to the Emerging Markets Fund);

3. Participate on a joint or a joint-and-several basis in any trading account in securities (the aggregation of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Investment Manager to save brokerage costs, or to average prices among them, is not deemed to result in a securities trading account).

4. Purchase or sell futures or purchase related options if, immediately thereafter, the sum of the amount of "margin" deposits on the Fund's existing futures positions and premiums paid for related options entered into for the purpose of seeking to increase total return would exceed 5% of the value of the Fund's net assets (this restriction does not apply to the International Fund).

     IN THE CASE OF THE EUROPE FUND, THESE RESTRICTIONS PROVIDE THAT THE FUND MAY NOT:

1. Invest in interests in oil, gas, or other mineral exploration or development programs;

2. Participate on a joint or a joint-and-several basis in any trading account in securities (the aggregation of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Investment Manager to save brokerage costs, or to average prices among them, is not deemed to result in a securities trading account).

3. Purchase or sell futures if, immediately thereafter, the sum of the amount of "margin" deposits on the Fund's existing futures positions would exceed 5% of the value of the Fund's total assets.

4. Invest more than 15% of the value of its net assets in securities that are illiquid.

     The Funds are also subject to other restrictions under the 1940 Act; however, the registration of the Companies under the 1940 Act does not involve any supervision by any federal or other agency of the Companies' management or investment practices or policies, other than incident to occasional or periodic compliance examinations conducted by the SEC staff.

EXECUTION OF PORTFOLIO TRANSACTIONS

     The Investment Manager, subject to the overall supervision of the Board of Directors, makes each Fund's investment decisions and selects the broker or dealer to be used in each specific transaction using its best judgment to choose the broker or dealer most capable of providing the services necessary to obtain the best execution of that transaction. In seeking the best execution of a transaction, the Investment Manager evaluates a wide range of criteria, including any or all of the following: the broker's commission rate, promptness, reliability and quality of executions, trading expertise, positioning and distribution capabilities, back-office efficiency, ability to handle difficult trades, knowledge of other buyers and sellers, confidentiality, capital strength and financial stability, prior performance in serving the Investment Manager and its clients, and other factors affecting the overall benefit to be received in the transaction. When circumstances relating to a proposed transaction indicate to the Investment Manager that a particular broker is in a position to obtain the best execution, the order is placed with that broker. This may or may not be a broker that has provided investment information and research services to the Investment Manager.

     Such investment information may include, among other things: a wide variety of written reports or other data on individual companies and industries; data and reports on general market or economic conditions; information concerning pertinent federal and state legislative and regulatory developments and other developments that could affect the value of actual or potential investments; information about companies in which the Investment Manager has invested or may consider investing; attendance at meetings with corporate management personnel, industry experts, economists, government personnel, and other financial analysts; comparative issuer performance and evaluation and technical measurement services; subscription to publications that provide investment-related information; accounting and tax law interpretations; availability of economic advice; quotation equipment and services; execution measurement services; market-related and survey data concerning the products and services of an issuer and its competitors or concerning a particular industry that are used in reports prepared by the Investment Manager to enhance its ability to analyze an issuer's financial condition and prospects; and other services provided by recognized experts on investment matters of particular interest to the Investment Manager. In addition, the foregoing services may include the use of, or be delivered by, computer systems whose hardware and/or software components may be provided to the Investment Manager as part of the services. In any case in which information and other services can be used for both research and non-research purposes, the Investment Manager makes an appropriate allocation of those uses and pays directly for that portion of the services to be used for non-research purposes.

     Subject to the requirement of seeking the best execution, the Investment Manager may, in circumstances in which two or more brokers are in a position to offer comparable execution, give preference to a broker or dealer that has provided investment information to the Investment Manager. In so doing, the Investment Manager may effect securities transactions which cause a Fund to pay an amount of commission in excess of the amount of commission another broker would have charged. In electing such broker or dealer, the Investment Manager will make a good faith determination that the amount of commission is reasonable in relation to the value of the brokerage services and research and investment information received, viewed in terms of either the specific transaction or the Investment Manager's overall responsibility to the accounts for which the Investment Manager exercises investment discretion. The Investment Manager evaluates all commissions paid in order to ensure that the commissions represent reasonable compensation for the brokerage and research services provided by such brokers. Such investment information as is received from brokers or dealers may be used by the Investment Manager in servicing all of its clients (including the Funds), and a Fund's commissions may be paid to a broker or dealer who supplied research services not used by the Fund. However, the Investment Manager expects that each Fund will benefit overall by such practice because it is receiving the benefit of research services and the execution of such transactions not otherwise available to it without the allocation of transactions based on the recognition of such research services.

     Subject to the requirement of seeking the best execution, the Investment Manager may also place orders with brokerage firms that have sold shares of the Funds. The Investment Manager has made and will make no commitments to place orders with any particular broker or group of brokers. The Companies anticipate that a substantial portion of all brokerage commissions will be paid to brokers who supply investment information to the Investment Manager.

     The Investment Manager has no obligation to purchase or sell for a Fund any security that it, or its officers of employees, may purchase or sell for the Investment Manager's or their own accounts or the account of any other client, if in the opinion of the Investment Manager such transaction appears unsuitable, impractical or undesirable for the Fund. Additionally, the Investment Manager does not prohibit any of its officers or employees from purchasing or selling for their own accounts securities that may be recommended to or held by the Investment Manager's client's, subject to the Investment Manager's and the Fund's Code of Ethics.

     The Funds also invest in foreign and/or U.S. securities that are not listed on a national securities exchange but are traded in the over-the-counter market. The Funds may also purchase listed securities through the third market or fourth market. When transactions are executed in the over-the-counter market or the third or fourth market, the Investment Manager will seek to deal with the counterparty that the Investment Manager believes can provide the best execution, whether or not that counterparty is the primary market maker for that security.

     For the fiscal years ended December 31, 1996, 1997 and 1998, the Funds paid total brokerage commissions as follows:

-------------------------------------------------------------------------------
  Fund Name                      1996             1997              1998
-------------------------------------------------------------------------------
  Dresdner RCM Large Cap       $0               $8,344            $8,963
  Growth Fund
-------------------------------------------------------------------------------
  Dresdner RCM Global          $0               $19,389           $23,322
  Small Cap Fund
-------------------------------------------------------------------------------
  Dresdner RCM Global          $11,875          $12,641           $27,683
  Technology Fund
-------------------------------------------------------------------------------
  Dresdner RCM Global          $0               $12,833           $14,634
  Health Care Fund
-------------------------------------------------------------------------------
  Dresdner RCM                 $0               $0                $6,028
  Biotechnology Fund
-------------------------------------------------------------------------------
  Dresdner RCM                 $333,597         $518,944          $438,519
  International Growth
  Equity Fund
-------------------------------------------------------------------------------
  Dresdner RCM Emerging        $0               $3,913            $31,302
  Markets Fund
-------------------------------------------------------------------------------
  Dresdner RCM Tax             $0               $0                $0
  Managed Growth Fund
-------------------------------------------------------------------------------
  Dresdner RCM Europe          $330,226         $761,708          $1,282,143
  Fund
-------------------------------------------------------------------------------

     Of the total commissions paid during the fiscal year ended December 31, 1998, $1,832,594 (100%) were paid to firms which provided research, statistical or other services to the Investment Manager. The Investment

Manager has not separately identified a portion of such commissions as applicable to the provision of such research, statistical or otherwise.

     During fiscal 1998 the Large Cap Growth Fund acquired the securities of two of its regular broker-dealers and the Europe Fund acquired the securities of one of its regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act). At December 31, 1998, the Large Cap Growth Fund's holdings in Travelers Group (parent of Salomon Smith Barney) and General Electric (parent of GE Capital Corp.) were valued at $74,250 and $265,362, respectively, and the Europe Fund's holdings in Julius Bar Holding Ltd. was valued at $2,326,538.

     As noted below, the Investment Manager is an indirect wholly owned subsidiary of Dresdner Bank AG ("Dresdner"). Dresdner Kleinwort Benson North America LLC ("Dresdner Kleinwort Benson") and other Dresdner subsidiaries may be broker-dealers (collectively, the "Dresdner Affiliates"). The Investment Manager believes that it is in the best interests of the Funds to have the ability to execute brokerage transactions, when appropriate, through the Dresdner Affiliates. Accordingly, the Investment Manager intends to execute brokerage transactions on behalf of the Funds through the Dresdner Affiliates, when appropriate and to the extent consistent with applicable laws and regulations, including federal banking laws.

     In all such cases, the Dresdner Affiliates will act as agent for the Funds, and the Investment Manager will not enter into any transaction on behalf of the Funds in which a Dresdner Affiliate is acting as principal for its own account. In connection with such agency transactions, the Dresdner Affiliates will receive compensation in the form of brokerage commissions separate from the Investment Manager's management fee. The Investment Manager's policy is that such commissions must be reasonable and fair when compared to the commissions received by other brokers in connection with comparable transactions involving similar securities and that the commissions paid to a Dresdner Affiliate must be no higher than the commissions paid to that broker by any other similar customer of that broker who receives brokerage and research services that are similar in scope and quality to those received by the Funds.

     During fiscal 1998, the Europe Fund paid its affiliated broker, Dresdner RCM Kleinwort Benson North America LLC, total brokerage commissions of $430,089, which represents 34% of the Fund's aggregate brokerage commissions paid and 33% of the Fund's aggregate dollar amount of transactions effected during its most recent fiscal year.

     The Investment Manager performs investment management and advisory services for various clients, including other registered investment companies, and pension, profit-sharing and other employee benefit plans, as well as individuals. In many cases, portfolio transactions for a Fund may be executed in an aggregated transaction as part of concurrent authorizations to purchase or sell the same security for numerous accounts served by the Investment Manager, some of which accounts may have investment objectives similar to those of the Fund. The objective of aggregated transactions is to obtain favorable execution and/or lower brokerage commissions, although there is no certainty that such objective will be achieved. Although executing portfolio transactions in an aggregated transaction potentially could be either advantageous or disadvantageous to any one or more particular accounts, aggregated transactions in which a Fund participates will be effected only when the Investment Manager believes that to do so will be in the best interest of the Fund, and the Investment Manager is not obligated to aggregate orders into larger transactions. These orders generally will be averaged as to price. When such aggregated transactions occur, the objective will be to allocate the executions in a manner which is deemed fair and equitable to each of the accounts involved over time. In making such allocation decisions, the Investment Manager will use its business judgment and will consider, among other things, any or all of the following: each client's investment objectives, guidelines, and restrictions, the size of each client's order, the amount of investment funds available in each client's account, the amount already committed by each client to that or similar investments, and the structure of each client's portfolio.

DIRECTORS AND OFFICERS

CAPITAL COMPANY AND GLOBAL COMPANY

     The names and addresses of the Directors and officers of the Capital Company and the Global Company and their principal occupations and certain other affiliations during the past five years are given below. Unless otherwise specified, the address of each of the following persons is Four Embarcadero Center, San Francisco, California 94111.

     DEWITT F. BOWMAN, (68), Chairman and Director. Mr. Bowman is a Principal of Pension Investment Consulting, with which he has been associated since February 1994. From February 1989 to January 1994, he was Chief Investment Officer for California Public Employees Retirement System, a public pension fund. He serves as a director of RREEF America REIT, Inc. and the Wilshire Target Funds Inc.; and as a trustee of Brandes Institutional International Investment Trust, the Pacific Gas and Electric Nuclear Decommissioning Trust, and the PCG Private Equity Fund.

     PAMELA A. FARR, (53), Director. Ms. Farr is a partner in Best & Co. LLC, a manufacturer and retailer of children's clothing and accessories. From 1991 to 1994, she was President of Banyan Homes, Inc., a real estate development and construction firm; and for eight years she was a management consultant for McKinsey & Company, where she served a variety of Fortune 500 companies in all aspects of strategic management and organizational structure.

     GEORGE B. JAMES, (61), Director. Mr. James is a Senior Vice President and Chief Financial Officer of Levi Strauss & Co., with which he has been associated since 1985. Mr. James serves as a director of Basic Vegetable Products, California Sun Dry Foods, Clayton Group, Inc., and Crown Vantage, Inc. Mr. James also serves as a trustee of the Committee for Economic Development and the California Pacific Medical Center Foundation. Previously, Mr. James was Chair of the Advisory Committee to the California Public Employees Retirement System.

     GEORGE G.C. PARKER, (60), Director. Mr. Parker is Associate Dean for Academic Affairs, and Director of the MBA Program and Dean Witter Professor of Finance at the Graduate School of Business at Stanford University, with which he has been associated since 1973. Mr. Parker has served on the Board of Directors of: the California Casualty Group of Insurance Companies since 1977; BB&K Holdings, Inc., a holding company for financial services companies, since 1980;
H. Warshow & Sons, Inc., a manufacturer of specialty textiles, since 1982; Zurich Reinsurance Centre, Inc., a large reinsurance underwriter, since 1994; and Continental Airlines, since 1996. Mr. Parker served on the Board of Directors of the University National Bank & Trust Company from 1986 to 1995.

     KENNETH E. SCOTT, (70), Director (Capital Company only). Mr. Scott is the Ralph M. Parsons Professor of Law and Business at Stanford Law School, with which he has been associated since 1967. He is also a director of certain registered investment companies managed by Benham Capital Management.

     GEORGE A. RIO, (44), President, Treasurer, and Chief Financial Officer.
Mr. Rio is Executive Vice President and Client Service Director of Funds Distributor, Inc. ("FDI") with which he has been associated since March 1998. From June 1995 to March 1998, Mr. Rio was Senior Vice President and Senior Key Account Manager for Putnam Mutual Funds. From May 1994 to June 1995, he was Director of Business Development for First Data Corporation. From September 1983 to May 1994, he was Senior Vice President and Manager of Client Services and Director of Internal Audit at The Boston Company, Inc. He is also an officer of certain other investment companies distributed or administered by FDI. His address is 60 State Street, Suite 1300, Boston, Massachusetts 02109.

     MARGARET W. CHAMBERS, (39), Vice President and Secretary. Ms. Chambers is Senior Vice President and General Counsel of FDI, with which she has been associated since March 1998. From August 1996 to March 1998, Ms. Chambers was Vice President and Assistant General Counsel for Loomis, Sayles & Company, L.P. From

January 1986 to July 1996, she was an associate at Ropes & Gray. She is also an officer of certain other investment companies distributed or administered by FDI. Her address is 60 State Street, Suite 1300, Boston, Massachusetts 02109.

     MARY MICHEL (37), Vice President. Ms. Michel is a Vice President of FDI, with which she has been associated since September 1998. From 1996 to September 1998, Ms. Michel was an Assistant Vice President at Warburg Pincus Asset Management. From 1993 to 1996 she was a Senior Associate and Investor Relations Intelligence Executive at the Financial Relations Board. Prior to 1993, Ms. Michel held various positions with Bear Stearns & Company, Morgan Stanley Group Inc., and Citibank Focus N.A. Her address is 60 State Street, Suite 1300, Boston, Massachusetts.

     DOUGLAS C. CONROY, (30), Vice President and Assistant Treasurer. Mr. Conroy is an Assistant Vice President and Assistant Department Manager of Treasury Services and Administration of FDI, with which he has been associated since April 1997. Prior to April 1997, Mr. Conroy was Supervisor of Treasury Services and Administration of FDI. From April 1993 to January 1995, Mr. Conroy was a Senior Fund Accountant for Investors Bank & Trust Company. From December 1991 to March 1993, Mr. Conroy was a Fund Accountant at The Boston Company, Inc. He is also an officer of certain other investment companies distributed or administered by FDI. His address is 60 State Street, Suite 1300, Boston, Massachusetts 02109.

     KAREN JACOPPO-WOOD, (32), Vice President and Assistant Secretary.
Ms. Jacoppo-Wood is a Vice President and Counsel of FDI, with which she has been associated since January 1996. From June 1994 to January 1996, she was a Manager of SEC Registration for Scudder, Stevens & Clark, Inc. From 1988 to May 1994, she was a Senior Paralegal at The Boston Company Advisors, Inc. She is also an officer of certain other investment companies distributed or administered by FDI. Her address is 60 State Street, Suite 1300, Boston, Massachusetts 02109.

     MARY A. NELSON, (35), Vice President and Assistant Treasurer. Ms. Nelson is Vice President of Treasury Administration and Operations for FDI, with which she has been associated since 1994. From 1989 to 1994, she was an Assistant Vice President and Client Manager for The Boston Company. She is also an officer of certain other investment companies distributed or administered by FDI. Her address is 60 State Street, Suite 1300, Boston, Massachusetts 02109.

     Regular meetings of each Company's Board of Directors are held on a quarterly basis. Each Company's Audit Committee, whose present members are George G.C. Parker and Kenneth E. Scott for the Capital Company and DeWitt F. Bowman and George B. James, for the Global Company, meets with its independent accountants to exchange views and information and to assist the full Board in fulfilling its responsibilities relating to corporate accounting and reporting practices. Each Director of the Capital Company receives a fee of $9,000 per year plus $1,500 per series for each Board meeting attended and $500 for each Audit Committee meeting attended and each Director of the Global Company receives a fee of $1,000 per year plus $500 for each Board meeting attended and $250 for each Audit Committee meeting attended. Each Director is reimbursed for travel and other expenses incurred in connection with attending Board meetings.

     The following table sets forth the aggregate compensation earned by the Directors of each Company for the fiscal year ended December 31, 1998, for their service on the Board of Directors and that of all other funds in the "Company complex" (as defined in Schedule 14A under the Securities Exchange Act of 1934):

                                                         Pension or                       Total Compensation
                                                         Retirement                        from the Capital
                         Aggregate        Aggregate   Benefits Accrued                      Company, Global
                      Compensation     Compensation      as Part of     Estimate Annual       Company and
      Director        from the Global     from the    the Companies'      Benefits Upon     Company Complex
        Name              Company     Capital Company     Expenses        Retirement     Paid to Director (1)
   --------------    ---------------   -----------------------------    --------------   --------------------
 DeWitt F. Bowman        $14,500           $27,000         None               N/A               $41,500


                                      Page 28

 Pamela A. Farr          $13,000           $27,000         None               N/A               $40,000

 Frank P. Greene(2)      $11,250           $20,250         None               N/A               $31,500

 George B.James(3)       $3,250            $6,750           None               N/A               $10,000

 George G.C. Parker      $13,000           $28,500         None               N/A               $41,500

 Kenneth E. Scott          N/A             $28,500         None               N/A               $28,500

---------------------
(1) During the fiscal year ended December 31, 1998, there were twelve funds in the complex.
(2) Mr. Greene served as a Director of the Capital and Global Company from December 1995 through September 1998.
(3) Mr. James was appointed as a Director of the Capital and Global Company on December 14, 1998.

     Each Director of the Capital Company or the Global Company who is not an "interested person" as that term is defined in the 1940 Act, of the Investment Manager may elect to defer receipt of all or a portion of his or her fees for service as a Director in accordance with the terms of a Deferred Compensation Plan for Non-Interested Directors ("Directors' Plan"). Under the Directors' Plan, an eligible Director may elect to have his or her deferred fees deemed invested either in 90-day U.S. Treasury bills, shares of the Common Stock of the Company of which he or she is a Director, or a combination of these options, and the amount of deferred fees payable to such director under the Directors' Plan will be determined by reference to the return on such deemed investments. Generally, the deferred fees (reflecting any earnings, gains or losses thereon) become payable upon the Director's retirement or disability. The obligation to make these payments to the Directors of a Company pursuant to the Directors' Plan is a general obligation of such Company. Each Fund may, to the extent permitted by the 1940 Act, invest in 90-day U.S. Treasury bills or the Common Stock of the Capital Company and/or the Global Company, to match its share of the deferred compensation obligation under the Directors' Plan. As of December 31, 1998, no Director or officer of either Company was a beneficial owner of any shares of the outstanding Common Stock of any series of the Companies.

INVESTMENT COMPANY

     The names and addresses of the Directors and officers of the Investment Company and their principal occupations and certain other affiliations during the past five years are given below. Unless otherwise specified, the address of each of the following persons is Four Embarcadero Center, San Francisco, California 94111.

     ROBERT J. BIRNBAUM (71), Director. Director, Chicago Board Options Exchange (since 1998); Director, Chicago Mercantile Exchange (1990 to 1998); Trustee, Liberty All-Star Growth Fund, Inc. (since 1995); Trustee, Colonial Funds (since
1995); Trustee, Liberty All-Star Equity Fund, Inc. (since 1994); Special Counsel, Dechert Price & Rhoads (law firm) (1988 to 1993); President and Chief Operating Officer, New York Stock Exchange, Inc. (1985 to 1988); President and Chief Operating Officer, American Stock Exchange, Inc. (1977 to 1985).

     CARROLL BROWN (70), Director. President, The American Council on Germany (since 1988); Executive Director, John J. McCloy Fund (since 1988); Foreign Service Officer, United States Department of State with service in Yugoslavia, Poland, Austria, and Germany (1957 to 1988); U.S. Consul General, Dusseldorf and Munich; Deputy Assistant Secretary of State, U.S. State Department (1986 and
1987).

     THEODORE J. COBURN (45), Director. Partner, Brown, Coburn & Co., a consulting firm (since 1991); education associate at Harvard University Graduate School of Education (since 1996); Director, Nicholas-Applegate Fund, Inc. (since
1987); Trustee, Nicholas-Applegate Mutual Funds (since 1992); Director, Measurement Specialties, Inc. (since 1995); Director, Moovies, Inc. (since
1995); Senior Vice President, Prudential Securities Inc. (1986 to 1991); Managing Director of the Global Equity Transactions Group and a member of the Board of Directors, Prudential Securities (1986 to 1991); Managing Director, Merrill Lynch Capital Markets (1983 to 1986).

     JAMES E. DOWD (76), Director. Attorney/Consultant (since 1982); Director, Trustee or Managing General Partner of various registered investment companies managed by Federated Investors (since 1982); President, Boston

Stock Exchange (1969 to 1982); Member of Panel of Arbitrators, New York Stock Exchange, Inc. (since 1986); Member of Panel of Arbitrators, National Association of Securities Dealers, Inc. (since 1984).

     SIEGFRIED A. KESSLER (81), Director. Retired; Chairman. Carl Zeiss Inc. (New York) (1981 to 1982) and President (1965 to 1981) (sale, distribution and service of scientific instruments and optical products) (1965 to 1985).

     ALFRED FIORE (61), Director. General Manager, Hirschfeld, Stern, Moyer & Ross, Inc. (employee benefit consulting firm) (since 1988); Consultant, Lois/U.S.A. (creative advertising agency) (1987 to 1988); Executive Vice President and Chief Financial Officer, Parlux Fragrances, Inc. (1987); Executive Vice President and Chief Financial Officer, Concord Assets Group, Inc. (real estate manager) (1986); President and Chief Operating Officer, Amerigroup Financial Services, Inc. (financial services) (1984 to 1986); Partner, KPMG Peat Marwick, LLP (1973 to 1984).

     GOTTFRIED W. PERBIX (69), Director. President, Perbix International, Inc. (management consulting) (1980 to 1994); Director, American Profol Inc. (plastic film manufacturers) (since 1993); Sole Proprietor, Perbix Associates (executive search) (since 1978)

     JACOB SALIBA (85), Director.  Director (since 1994), Chairman (1988 to
1994) and Chief Executive Officer (1988 to 1993), Katy Industries, Inc. (diversified manufacturing and oil and related services); President and Chief Operating Officer, Katy Industries, Inc. (1968 to 1987); Director, CEGF Compagnie des Entrepots et Gares Frigorifques (cold storage warehouses) (since
1989); Director, Schon & Cie AG (manufacturer of machinery) (since 1990); Director, Sahlman Seafoods (shrimp fishing and shrimp aquaculture) (since 1998); Director, Syratech Corp. (manufacturer of household furnishings) (1992 to 1998).

     GEORGE A. RIO (44), President, Treasurer and Chief Financial Officer. Mr. Rio is Executive Vice President of Funds Distributor, Inc. ("FDI") with which he has been associated since March 1998. From June 1995 to March 1998, Mr. Rio was Senior Vice President and Senior Key Account Manager for Putnam Mutual Funds. From May 1994 to June 1995, he was Director of Business Development for First Data Corporation. From September 1983 to May 1994, he was Senior Vice President and Manager of Client Services and Director of Internal Audit at The Boston Company, Inc. He is an officer of certain other investment companies distributed or administered by FDI. His address is 60 State Street, Suite 1300, Boston, Massachusetts.

     MARGARET W. CHAMBERS (39), Vice President and Secretary. Ms. Chambers is Senior Vice President and General Counsel of FDI, with which she has been associated since March 1998. From August 1996 to March 1998, Ms. Chambers was Vice President and Assistant General Counsel for Loomis, Sayles & Company, L.P. From January 1996 to July 1996, she was an associate at Ropes & Gray. She is also an officer of certain other investment companies distributed or administered by FDI. Her address is 60 State Street, Suite 1300, Boston, Massachusetts 02109.

     MARY MICHEL (37), Vice President. Ms. Michel is a Vice President of FDI, with which she has been associated since September 1998. From 1996 to September 1998, Ms. Michel was an Assistant Vice President at Warburg Pincus Asset Management. From 1993 to 1996 she was a Senior Associate and Investor Relations Intelligence Executive at the Financial Relations Board. Prior to 1993, Ms. Michel held various positions with Bear Stearns & Company, Morgan Stanley Group Inc., and Citibank Focus N.A. Her address is 60 State Street, Suite 1300, Boston, Massachusetts.

     KAREN JACOPPO-WOOD (32), Vice President and Assistant Secretary. Ms. Jacoppo-Wood is a Vice President and Counsel of FDI, with which she has been associated since January 1996. From June 1994 to January 1996, she was a Manager of SEC Registration for Scudder, Stevens & Clark, Inc. From 1988 to May 1994, she was a Senior Paralegal at The Boston Company Advisors, Inc. She is also an officer of certain other investment companies distributed or administered by FDI. Her address is 60 State Street, Suite 1300, Boston, Massachusetts.

     DOUGLAS C. CONROY (30), Vice President and Assistant Treasurer. Mr. Conroy is an Assistant Vice President and Assistant Department Manager of Treasury Services and Administration at FDI, with which he has been associated since April 1997. Prior to April 1997, Mr. Conroy was Supervisor of Treasury Services and Administration at FDI. From April 1993 to January 1995, Mr. Conroy was a Senior Fund Accountant for Investors Bank & Trust Company. From December 1991 to March 1993, Mr. Conroy was a Fund Accountant at The Boston Company, Inc. He is also an officer of certain other investment companies distributed or administered by FDI. His address is 60 State Street, Suite 1300, Boston, Massachusetts.

     MARY A. NELSON (35), Vice President and Assistant Treasurer. Ms. Nelson is Vice President of Treasury Administration and Operations of FDI, with which she has been associated since 1994. From 1989 to 1994, she was an Assistant Vice President and Client Manager for The Boston Company. She is also an officer of certain investment companies distributed or administered by FDI. Her address is 60 State Street, Suite 1300, Boston, Massachusetts.

     The Europe Fund pays each of its Directors who is not an interested person of the Fund, as defined in the 1940 Act, an annual fee of $7,500, plus $750 for each Board of Directors meeting attended. During the fiscal year ended December 31, 1998, all such Directors as a group earned from the Fund aggregate fees amounting to $187,500. In addition, the Fund reimburses Directors not affiliated with Dresdner RCM for travel and out-of-pocket expenses incurred in connection with meetings of the Board. Commencing January 1, 1999, the Fund pays each of its Directors who is not an interested person of the Fund, as defined in the 1940 Act, an annual fee of $9,000, plus $1,500 for each Board of Directors meeting attended.

     The following table sets forth for each Director receiving compensation from the Europe Fund the amount of such compensation earned by the Directors of the Fund during the fiscal year ended December 31, 1998.

                                                                              TOTAL
                                                                          COMPENSATION
                                        PENSION OR                         FROM EUROPE
                       AGGREGATE        RETIREMENT        ESTIMATED       FUND AND FUND
                      COMPENSATION   BENEFITS ACCRUED  ANNUAL BENEFITS       COMPLEX
     NAME OF PERSON,  FROM EUROPE       AS PART OF          UPON             PAID TO
     POSITION             FUND        FUND EXPENSES      RETIREMENT         DIRECTORS
     --------             ----        -------------      ----------         ---------
ROBERT J. BIRNBAUM       $36,750             N/A             --              $36,750

CARROLL BROWN            $15,750             N/A             --              $15,750

THEODORE J. COBURN       $35,250             N/A             --              $35,250

JAMES E. DOWD            $15,750             N/A             --              $15,750

ALFRED W. FIORE          $36,750             N/A             --              $36,750

SIEGFRIED A. KESSLER     $15,750             N/A             --              $15,750

GOTTFRIED W. PERBIX      $15,750             N/A             --              $15,750

JACOB SALIBA             $15,750             N/A             --              $15,750

         TOTAL          $187,500                                            $187,500
                        --------                                            --------

During the fiscal year ended December 31, 1997, the Board of Directors met five times and during the fiscal year ending December 31, 1998, the Board of Directors met eleven times. Each Director attended at least 75% of the total number of meetings of the Board and each Committee of the Board of which he was a member, held during the period in which he served.

     The Board of Directors has an Audit Committee presently composed of Messrs. Perbix, Dowd, and Kessler, none of whom is an interested person of the Fund (as defined in the 1940 Act). The Audit Committee makes recommendations to the full Board with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect upon the Fund's financial operations. The Audit Committee held two meetings during the fiscal year ended December 31, 1997 and two meetings during the fiscal year ending December 31, 1998. Members of the Audit Committee do not receive any additional compensation from the Fund.

     In 1998, the Board of Directors established an ad hoc Strategic Planning and Communications Committee, composed of Messrs. Birnbaum, Coburn, and Fiore, none of whom is an interested person of the Fund (as defined in the 1940 Act), to communicate with stockholders on behalf of the full Board of Directors and to consider various strategic options for the future of the Fund, including, whether the Fund should convert from a closed-end investment company to an open-end investment company. Strategic Planning and Communications Committee members received $1,500 per meeting in 1998. There were 14 such meetings in 1998.

     The Board of Directors has no compensation committee, or other committee performing a similar function. Upon conversion of the Fund to an open-end structure, a Nominating Committee was established, which will consist of the Directors who are not interested persons of the Fund (as defined in the 1940
Act).

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As of March 31, 1999, there were 9,537,774 shares of the International Growth Equity Fund outstanding, 1,272,880 shares of the Global Technology Fund outstanding, 448,094 shares of the Global Small Cap Fund outstanding, 414,667 shares of the Global Health Care Fund outstanding, 656,728 shares of the Large Cap Growth Fund outstanding, 395,123 shares of the Biotechnology Fund outstanding, 304,552 shares of the Emerging Markets Fund outstanding, 114,231 shares of the Tax Managed Growth Fund outstanding and 14,008,334 shares of the Europe Fund outstanding. On that date the following were known to the Companies to own of record more than 5% of the Funds' outstanding capital stock:

     Name and Address of                                         % of Shares
     Beneficial Owner                        Shares Held         Outstanding
     LARGE CAP GROWTH FUND

     Pacific Maritime Association            401,671             61.16%
     P.O. Box 7861
     San Francisco, California 94120-7861

     Congoleum Corp Master Trust             228,770             34.83%
     3705 Quakerbridge Road
     Mercerville, New Jersey 08619-0127

     INTERNATIONAL GROWTH EQUITY FUND

     The Pension Plan for Salaried           3,153,449           33.06%
     Employees of Travelers Insurance
     Company and its Affiliates
     388 Greenwich Street
     New York, New York 10013

     JM Family Enterprises, Inc.             1,262,277           13.23%
     100 NW 12th Avenue
     Deerfield Beach, Florida 33442

     General Mills Inc.                      694,312             7.28%
     c/o State Street Bank and Trust Company


                                       Page 32

     P.O. Box 1992
     Boston, Massachusetts 02105-1992

     Santa Clara University                  686,342             7.20%
     500 El Camino Real
     Santa Clara, California 95050-4345

     Wausau-Mosinee Paper Corp.              649,029             6.80%
     Master Pension Trust
     1244 Kronewetter Drive
     Mosinee, Wisconsin 54455-9099

     EMERGING MARKETS FUND

     Clients of Dresdner Bank AG/            300,000             98.51%
     Investment Management
     Institutional Asset Management Division
     Jorgen-Ponto-Platz
     60301 Frankfurt
     Germany

     GLOBAL SMALL CAP FUND

     Clients of Dresdner Bank AG/            400,000             89.27%
     Investment Management
     Institutional Asset Management Division
     Jorgen-Ponto-Platz
     60301 Frankfurt
     Germany

     Charles Schwab & Co., Inc.              24,144              5.39%
     101 Montgomery Street
     San Francisco, California 94104

     GLOBAL TECHNOLOGY FUND

     Charles Schwab & Co., Inc.              401,694             31.56%
     101 Montgomery Street
     San Francisco, California 94104

     RCM Capital Management                  198,111             15.56%
     Profit Sharing Plan
     Four Embarcadero Center
     San Francisco, California 94111

     Walter C. Price                         103,995             8.17%
     c/o Dresdner RCM Global Investors
     Four Embarcadero Center
     San Francisco, California 94111

     National Financial Services Corp.       158,248             12.43%
     200 Liberty Street
     One World Financial Center
     New York, New York 10281-1003


                                       Page 33

     GLOBAL HEALTH CARE FUND

     Clients of Dresdner Bank AG/            400,000             96.46%
     Investment Management
     Institutional Asset Management Division
     Jorgen-Ponto-Platz
     60301 Frankfurt
     Germany

     BIOTECHNOLOGY FUND

     Clients of Dresdner Bank AG/            300,000             75.93%
     Investment Management
     Institutional Asset Management Division
     Jorgen-Ponto-Platz
     60301 Frankfurt
     Germany

     Charles Schwab & Co., Inc.              73,102              18.50%
     101 Montgomery Street
     San Francisco, California 94104

     TAX MANAGED GROWTH FUND

     Clients of Dresdner Bank AG/            100,000             87.54%
     Investment Management
     Institutional Asset Management Division
     Jorgen-Ponto-Platz
     60301 Frankfurt
     Germany

     Petite Auberge Ltd                      14,231              12.46%
     P.O. Box 3073
     Monterey, California 93942-3073

     EUROPE FUND

     Lazard Freres & Co. LLC                 1,286,600           9.18%
     30 Rockefeller Plaza
     New York, NY 10020

     Deep Discount Advisers                  1,240,800           8.88%
     One West Pack Square
     Ste. 77
     Asheville, NC 28801

     Ron Olin Investment Management          890,350             6.4%
     One West Pack Square
     Ste. 77
     Asheville, NC 28801

     Bankgesellschaft Berlin AG              2,932,600           20.9%
     Alexanderplatz 2
     Berlin Germany 10178

THE INVESTMENT MANAGER

     The Board of Directors of each Company has overall responsibility for the operation of such Company's Funds. Pursuant to such responsibility, the Board of Directors has approved various contracts for designated financial organizations to provide, among other things, day to day management services required by the Funds. The Company has retained as the Funds' Investment Manager, Dresdner RCM Global Investors LLC, a Delaware limited liability company with principal offices at Four Embarcadero Center, San Francisco, California 94111. The Investment Manager is actively engaged in providing investment supervisory services to institutional and individual clients. The Investment Manager was established in December of 1998 and is the successor to the business of its holding company, Dresdner RCM Global Investors US Holdings LLC. The Investment Manager was originally formed as Rosenberg Capital Management in 1970, and it and its successors have been consistently in business since then.

     The Investment Manager is an indirect wholly owned subsidiary of Dresdner Bank, an international banking organization with principal executive offices located at Gallunsanlage 7, 60041 Frankfurt, Germany. With total consolidated assets as of December 31, 1997, of DM 677 billion ($382 billion), and approximately 1,600 offices and 45,000 employees in over 60 countries around the world, Dresdner is one of Germany's largest banks. Dresdner provides a full range of banking services including, traditional lending activities, mortgages, securities, project finance and leasing, to private customers and financial and institutional clients. In the United States, Dresdner maintains branches in New York and Chicago and an agency in Los Angeles. As of the date of this SAI, the nine members of the Board of Managers of the Investment Manager are William L. Price (Chairman), Gerhard Eberstadt, George N. Fugelsang, Joachim Madler, Susan
C. Gause, Luke D. Knecht, Jeffrey S. Rudsten, William S. Stack, and Kenneth B. Weeman, Jr.

     Banking laws and regulations, including the Glass-Steagall Act, as presently interpreted by the Board of Governors of the Federal Reserve System, prohibit certain banking entities, such as Dresdner, from sponsoring, organizing, controlling or distributing the shares of a registered investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities. However, banks and their affiliates generally can act as advisers to investment companies and can purchase shares of investment companies as agent for and upon the order of customers. The Investment Manager believes that it may perform the services contemplated by its investment management agreements with the Companies without violating these banking laws or regulations. However, future changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as future interpretations of current requirements, could prevent the Investment Manager from continuing to perform investment management services for the Companies.

     The Investment Manager provides the Funds with investment supervisory services pursuant to Investment Management Agreements, Powers of Attorney and Service Agreements (the "Management Agreements") dated as of June 14, 1996 for the Technology Fund and International Fund, December 27, 1996 for the Global Small Cap Fund, Health Care Fund and Large Cap Fund, December 30, 1997 for the Biotechnology Fund and Emerging Markets Fund, December 30, 1998 for the Tax Managed Growth Fund and January 26,1999 for the Europe Fund. The Investment Manager manages the Funds' investments, provides various administrative services, and supervises the Funds' daily business affairs, subject to the authority of the Boards of Directors. The Investment Manager is also the investment manager for Dresdner RCM Growth Equity Fund and Dresdner RCM Small Cap Fund, each a series of Dresdner RCM Capital Funds, Inc.; Dresdner RCM Global Equity Fund and Dresdner RCM Strategic Income Fund, each a series of Dresdner RCM Global Funds, Inc.; and RCM Strategic Global Government Fund, Inc. and Bergstrom Capital Corporation, each closed-end management investment companies. A Fund's Management Agreement may be renewed from year-to-year after its initial term, provided that any such renewals have been specifically approved at least annually by (i) the vote of a majority of the Company's Board of Directors, including a majority of the Directors who are not parties to the Management Agreement or interested persons (as defined in the 1940 Act) of any such person, cast in person at a meeting called for the purpose of voting on such approval, or (ii) the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund and the vote of a majority of the Directors who are not parties to the contract or interested persons of any such party.

     Each Fund has, under its respective Management Agreement, assumed the obligation for payment of all of its ordinary operating expenses, including: (a) brokerage and commission expenses, (b) federal, state, or local taxes incurred by, or levied on, the Fund, (c) interest charges on borrowings, (d) charges and expenses of the Fund's custodian, (e) investment advisory fees (including fees payable to the Investment Manager under the Management Agreement), (f) fees pursuant to the Fund's Rule 12b-1 plan, (g) legal and audit fees, (h) SEC and "Blue Sky" registration expenses, and (i) compensation, if any, paid to officers and employees of the Company who are not employees of the Investment Manager (see DIRECTORS AND OFFICERS). The Investment Manager is responsible for all of its own expenses in providing services to the Funds. Expenses attributable to a Fund are charged against the assets of the Fund.

     For the services rendered by the Investment Manager under each Fund's Investment Management Agreement, each Fund pays management fees at an annualized rate of its average daily net assets, as described in the Prospectus. For the fiscal years ended December 31, 1998, 1997 and 1996, the International Fund incurred fees of $878,692, $611,884 and $313,342, the Technology Fund incurred fees of $104,008, $61,204 and $30,827 and the Europe Fund incurred fees of
$1,915,266, $1,555,539, and $1,297,639.   For fiscal years ended December 31,
1998 and 1997 the Global Small Cap incurred fees of $52,418 and $45,183, the Global Health Care Fund incurred fees of $50,736 and $46,238, the Large Cap Growth Fund incurred fees of $40,991 and $33,041, the Biotechnology Fund incurred fees of $31,260 and $165 and the Emerging Markets incurred fees of $28,446 and $164. For fiscal 1998, the Tax Managed Growth Fund incurred fees of $21.

     The Investment Manager has agreed to limit each Fund's expenses as described in the Prospectus. Each Fund has agreed to reimburse the Investment Manager, for a period of up to five years, for any such payments to the extent that the Fund's operating expenses are otherwise below its expense cap. This obligation will not be recorded on the books of a Fund to the extent that the total operating expenses of the Fund are at or above the expense cap. However, if the total operating expenses of a Fund fall below the expense cap, the reimbursement to the Investment Manager will be accrued by the Fund as a liability.

     Each Fund's Management Agreement provides that the Investment Manager will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except for liability resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the Investment Manager's reckless disregard of its duties and obligations under the Management Agreement. The Companies have agreed to indemnify the Investment Manager out of the assets of each Fund, against liabilities, costs and expenses that the Investment Manager may incur in connection with any action, suit, investigation or other proceeding arising out of or otherwise based on any action actually or allegedly taken or omitted to be taken by the Investment Manager in connection with the performance of its duties or obligations under the Management Agreement with respect to the Fund or otherwise as investment manager of the Fund. The Investment Manager is not entitled to indemnification with respect to any liability to a Fund or its stockholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or of its reckless disregard of its duties and obligations under the Management Agreement.

     Each Management Agreement is terminable without penalty on 60 days' written notice by a vote of the majority of the outstanding voting securities of the Fund which is the subject of the Management Agreement, by a vote of the majority of the respective Company's Board of Directors, or by the Investment Manager on 60 days' written notice and will automatically terminate in the event of its assignment (as defined in the 1940 Act).

THE DISTRIBUTOR

     Funds Distributor, Inc., 60 State Street, Suite 1300, Boston, Massachusetts 02109 (the "Distributor") serves as Distributor to each Fund. The Distributor has provided mutual fund distribution services since 1976, and is a subsidiary of Boston Institutional Group, Inc., which provides distribution and other related services with respect to investment products.

DISTRIBUTION AGREEMENT

     Pursuant to Distribution Agreements with the Capital Company, the Global Company and the Investment Company, the Distributor has agreed to use its best efforts to effect sales of shares of the Funds, but is not obligated to sell any specified number of shares. Each Distribution Agreement contains provisions with respect to renewal and termination similar to those in each Fund's Management Agreement discussed above. Pursuant to the Distribution Agreements, the Companies have agreed to indemnify the Distributor out of the assets of each Fund to the extent permitted by applicable law against certain liabilities under the Securities Act of 1933 arising in connection with the Distributor's activities on behalf of the Companies.

     Each Company also has an Agreement with the Investment Manager and the Distributor pursuant to which the Distributor has agreed to provide: regulatory, compliance and related technical services to the Company; services with regard to advertising, marketing and promotional activities; and officers to the Company. The Investment Manager is required to reimburse the Company for any fees and expenses of the Distributor pursuant to the Agreements.

DISTRIBUTION PLAN AND DISTRIBUTION AND SERVICE PLAN

     The Global Company, on behalf of its Dresdner RCM Large Cap Growth Fund, Dresdner RCM Global Small Cap Fund, Dresdner RCM Emerging Markets Fund, Dresdner RCM Biotechnology Fund, Dresdner RCM Global Health Care Fund, Dresdner RCM Global Technology and Dresdner RCM Tax Managed Growth Fund Class N shares, and the Capital Company, on behalf of its Dresdner RCM International Growth Equity Fund Class N have adopted distribution and service plans, (the "Global Plan" and the "Capital Plan") and the Investment Company, on behalf of its Dresdner RCM Europe Fund Class N shares has adopted a distribution plan (with the Global Plan and the Capital Plan, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, each Fund pays the Distributor an annual fee of up to 0.25% of the average daily net assets of its Class N shares as reimbursement for certain expenses actually incurred by the Distributor in connection with providing distribution and shareholder support services to such shares. Class I shares are not subject to 12b-1 fees. The Distributor is reimbursed for: (a) expenses incurred in connection with advertising and marketing the Class N shares of the Funds, including but not limited to any advertising by radio, television, newspapers, magazines, brochures, sales literature, telemarketing or direct mail solicitations; (b) periodic payments of fees or commissions for distribution assistance made to one or more securities brokers, dealers or other industry professionals such as investment advisers, accountants, estate planning firms and the Distributor itself in respect of the average daily value of shares owned by clients of such service organizations, and (c) expenses incurred in preparing, printing and distributing the Fund's prospectus and statement of additional information.

     Each Plan continues in effect from year to year with respect to each Fund, provided that each such continuance is approved at least annually by a vote of the Board of Directors of the respective Company, including a majority vote of the Directors who are not "interested persons" of the Company within the meaning of the 1940 Act and have no direct or indirect financial interest in the Plan or in any agreement related to the Plan, cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be terminated with respect to a Fund at any time, without penalty, by the vote of a majority of the outstanding shares of the Fund. The Plans may not be amended to increase materially the amounts to be paid by a Fund for the services described therein without approval by the shareholders of the Fund, and all material amendments are required to be approved by the Board of Directors of the respective Company in the manner described above. Each Plan will automatically terminate in the event of its assignment.

     If in any year Funds Distributor is due more from the Fund for such services than is immediately payable because of the expense limitation under the Plans, the unpaid amount is carried forward while the Plans are in effect until such later year as it may be paid. There is no limit on the periods during which unreimbursed expenses may be carried forward, although the Funds are not obligated to repay any outstanding unreimbursed expenses that may exist if the Plans are terminated or not continued. No interest, carrying, or finance charge will be imposed on any amounts carried forward.

     During fiscal 1998, the Global Small Cap Fund, Global Health Care Fund, Large Cap Growth Fund and Biotechnology Fund reimbursed the Distributor $13,111, $12,687, $8,792 and $7,820, respectively, for certain expenses actually incurred by the Distributor. These fees reimbursed the Distributor for expenses incurred in connection with the Funds' participation in fund supermarket platforms. Unreimbursed expenses for fiscal 1998 amounted to $101,753, $102,177, $106,072 and $107,044 representing 1%, 1%, 1% and 2%, respectively, of each Fund's net assets.

     The Distributor may pay broker-dealers and others, out of the fees it receives under the Plans, quarterly trail commissions of up to 0.25%, on an annual basis, of the average daily net assets attributable to the Class N shares of each Fund held in the accounts of their customers.

     Pursuant to the Plans, the Board of Directors of each Company will review at least quarterly a written report of the distribution expenses incurred on behalf of shares of the Class N shares of the Funds by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Directors of each Company who are not "interested persons" of the Company within the meaning of the 1940 Act will be committed to the Directors who are not interested persons of the Company.

THE ADMINISTRATOR

     The administrator of the Capital Company (except for the Emerging Markets
Fund), the Global Company and the Investment Company is State Street Bank and Trust Company ("State Street"), 1776 Heritage Drive, North Quincy, Massachusetts 02109.

     Pursuant to an Administration Agreement with each Company, State Street is responsible for performing all administrative services required for the daily operation of the Companies, subject to the control, supervision and direction of the Companies and the review and comment by each Company's auditors and legal counsel. State Street has no supervisory responsibility over the investment operations of the Funds. Administrative services performed by State Street include, but are not limited to, the following: overseeing the determination and publication of each Company's net asset value; overseeing the maintenance by each Company's custodian of certain book and records of the Company; preparing each Company's federal, state and local income tax returns; arrange for payment of each Company's expenses; and preparing each financial information for each Company's semi-annual and annual reports, proxy statements and other communications.

     For its services, State Street receives annual fees pursuant to the following schedule:

                                        ANNUAL FEE
     Average Assets                Expressed in Basis Points: 1/100 of 1%
     First $250 Million/Fund            2.50
     Next $250 Million/Fund             1.75


                                       Page 38


     Thereafter                         1.00
     Minimum/Fund                       $57,500

     Fees are calculated by multiplying each Average Asset Break Point in the above schedule by the number of Funds in the Dresdner RCM complex to determine the breakpoints used in the schedule. Total net assets of all the Funds will be used to calculate the fee by multiplying the net assets of the Funds by the basis point fees in the above schedule. The minimum fee will be calculated by multiplying the minimum fee by the number of Funds in the complex to arrive at the total minimum fee. The greater of the basis point fee or the minimum fee will be allocated equally to each Fund in the complex.

     Brown Brothers Harriman & Co. ("BBH") serves as administrator of the Emerging Markets Fund. BBH provides administrative services similar to those provided by State Street, as described above. For its services, which include fund accounting services, BBH receives annual fees pursuant to the following schedule:

                                        ANNUAL FEE
     Average Assets                Expressed in Basis Points: 1/100 of 1%
     First $100 Million                 2.50
     Next $400 Million                  3.75
     Thereafter                         2.50
     Minimum                            $70,000

     $1,500 per month for first additional class

     Total net assets of the Fund will be used to calculate the fee by multiplying the net assets of the Fund by the basis point fees in the above schedule. The greater of the basis point fee or the minimum fee will be allocated to the Fund

OTHER SERVICE PROVIDERS

     State Street acts as the transfer agent, redemption agent and dividend paying agent for the Funds. State Street also acts as custodian for all the Funds, except the Emerging Markets Fund. BBH acts as custodian for the Emerging Markets Fund. Each custodian is responsible for the safekeeping of a Fund's assets and the appointment of any subcustodian banks and clearing agencies.

     State Street's principal business address is 1776 Heritage Drive, North Quincy, Massachusetts 02171. Brown Brothers' principal business address is 40 Water Street, Boston, Massachusetts 02109.

     PricewaterhouseCoopers LLP ("PWC") acts as the independent public accountants for the Funds. The accountant examines financial statements for the Funds and provides other audit, tax, and related services. PWC's principal business address is 160 Federal Street, Boston, Massachusetts 02110.

NET ASSET VALUE

     For purposes of the computation of the net asset value of each share of each Fund, equity securities traded on stock exchanges are valued at the last sale price on the exchange or in the principal over-the-counter market in which such securities are traded as of the close of regular trading on the day the securities are being valued, unless the Board of Directors or a duly constituted committee of the Board determines that such price does not reflect the fair value of the security. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by the Investment Manager to be the primary market for the securities. If there has been no sale on such day, the security will be valued at the closing bid price on such day. If no bid price is quoted on such day, then the security will be valued by such method as a duly constituted committee of the Board of Directors determines in good faith to reflect its fair value. Readily marketable securities traded only in the over-the-counter market that are not listed on the NASDAQ Stock Market or a similar foreign reporting service will be valued at the mean bid price, or such other comparable sources as the Board of Directors deems appropriate to reflect their fair value. Other portfolio securities held by the Funds will be valued at current market value, if current market quotations are readily available for such securities. To the extent that market quotations are not readily available such securities will be valued by whatever means a duly constituted committee of the Board of Directors deems appropriate to reflect their fair value.

     Futures contracts and related options are valued at their last sale or settlement price as of the close of the exchange on which they are traded or, if no sales are reported, at the mean between the last reported bid and asked prices. All other assets of the Funds will be valued in such manner as a duly constituted committee of the Board of Directors in good faith deems appropriate to reflect their fair value.

     Trading in securities on foreign exchanges and over-the-counter markets is normally completed at times other than the close of regular trading on the New York Stock Exchange. In addition, foreign securities and commodities trading may not take place on all business days in New York, and may occur in various foreign markets on days which are not business days in New York and on which net asset value is not calculated. The calculation of net asset value may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the calculation of net asset value unless the Board of Directors determines that a particular event would materially affect net asset value, in which case an adjustment will be made.

     Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of net asset value into U.S. dollars at the spot exchange rates at 12:00 p.m. Eastern time or at such other rates as the Investment Manager may determine to be appropriate in computing net asset value.

     Debt obligations with maturities of 60 days or less are valued at amortized cost. The Companies may use a pricing service approved by the Board of Directors to value other debt obligations. Prices provided by such a service represent evaluations of the mean between current bid and asked market prices, may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual rating characteristics, indications of value from dealers, and other market data. Such services may use electronic data processing techniques and/or a matrix system to determine valuations. The procedures of such services are reviewed periodically by the officers of the Investment Manager under the general supervision of the Board of Directors. Short-term investments are amortized to maturity based on their cost, adjusted for foreign exchange translation, provided such valuations equal fair market value.

PURCHASE AND REDEMPTION OF SHARES

     The price paid for purchase and redemption of shares of the Funds is based on the net asset value per share, which is normally calculated once daily at the close of regular trading (normally 4:00 P.M. Eastern time) on the New York Stock Exchange on each day that the New York Stock Exchange is open. The New York Stock Exchange is currently closed on weekends and on the following holidays:
New Year's Day, President's Day, Martin Luther King Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The offering price is effective for orders received by the Fund's transfer agent prior to the time of determination of net asset value. Dealers are responsible for promptly transmitting purchase orders to the transfer agent. Each Company reserves the right in its sole discretion to suspend the continued offering of one or more of its Funds' shares and to reject purchase orders in whole or in part when such rejection is in the best interests of the Fund and its respective shareholders.

REDEMPTION OF SHARES

     Payments will be made wholly in cash unless the Board of Directors believes that economic conditions exist which would make such a practice detrimental to the best interests of a Fund. Under such circumstances, payment of the redemption price could be made either in cash or in portfolio securities taken at their value used in determining the redemption price (and, to the extent practicable, representing a pro rata portion of each of the portfolio securities held by the Fund), or partly in cash and partly in portfolio securities. Payment for shares redeemed also may be made wholly or partly in the form of a pro rata portion of each of the portfolio securities held by a Fund at the request of the redeeming stockholder, if the Company believes that honoring such request is in the best interests of such series. If payment for shares redeemed were to be made wholly or partly in portfolio securities, brokerage costs would be incurred by the stockholder in converting the securities to cash.

DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

     Each income dividend and capital gain distribution, if any, declared by a Fund will be paid in full and fractional shares based on the net asset value as determined on the ex-dividend date for such distribution, unless the stockholder or his or her duly authorized agent has elected to receive all such payments or the dividend or other distribution portion thereof in cash. Changes in the manner in which dividend and other distribution payments are paid may be requested by the stockholder or his or her duly authorized agent at any time through written notice to the appropriate Company and will be effective as to any subsequent payment if such notice is received by the Company prior to the record date used for determining the stockholders entitled to such payment. Any distribution election will remain in effect until the Company is notified by the stockholder in writing to the contrary.

REGULATED INVESTMENT COMPANY

     Each Fund has qualified and intends to continue to qualify for treatment as a "regulated investment company" under Subchapter M of the Code. Each Fund is treated as a separate corporation for tax purposes and thus the provisions of the Code generally applicable to regulated investment companies are applied separately to the Funds. In addition, net capital gains (the excess of net long-term capital gain over net short-term capital loss), net investment income, and operating expenses are determined separately for each Fund. By complying with the applicable provisions of the Code, a Fund will not be subject to federal income tax with respect to net investment income and net realized capital gains distributed to its stockholders.

     To qualify as a regulated investment company under Subchapter M, generally a Fund must: (i) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies and certain other income (including gains from certain options, futures and forward contracts), ("Income Requirement"); and (ii) diversify its holdings so that, at the end of each fiscal quarter, (a) at least 50% of the value of the Fund's total assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities, limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

     In any taxable year in which a Fund so qualifies and distributes at least 90% of the sum of its investment company taxable income (consisting of net investment income, the excess of net short-term capital gains over net long-term capital losses and net gains from certain foreign currency transactions) and its net tax-exempt interest income (if any) ("Distribution Requirement"), it will be taxed only on that portion, if any, of such investment company taxable income and any net capital gain that it retains. The Funds expect to so distribute all of such income and gains on an annual basis and thus will generally avoid any such taxation.

     Even if a Fund qualifies as a "regulated investment company," it may be subject to a federal excise tax unless it meets certain additional distribution requirements. Under the Code, a nondeductible excise tax of 4% ("Excise Tax") is imposed on the excess of a regulated investment company's "required distribution" for a calendar year ending within the regulated investment company's taxable year over the "distributed amount" for that calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income and net gains from certain foreign currency transactions) for the calendar year, (ii) 98% of capital gain net income (generally both long-term and short-term capital gain) for the one-year period ending on October 31 (as though that period were the regulated investment company's taxable year), and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by a Fund from its current year's ordinary income and capital gain net income and (ii) any amount on which a Fund pays income tax for the year. The Funds intend to meet these distribution requirements to avoid Excise Tax liability.

     Stockholders who are subject to federal or state income or franchise taxes will be required to pay taxes on dividend and capital gain distributions they receive from a Fund whether paid in additional shares of the Fund or in cash. To the extent that dividends received by a Fund would qualify for the 70% dividends-received deduction available to corporations, the Fund must designate in a written notice to stockholders, within 60 days after the close of the Fund's taxable year, the amount of the Fund's dividends that would be eligible for this treatment. In order to qualify for the dividends-received deduction with respect to a dividend paid on Fund shares, a corporate stockholder must hold the Fund shares for at least 45 days during the 90 day period that begins 45 days before the shares become ex-dividend with respect to the dividend. Stockholders, such as qualified employee benefit plans, which are exempt from federal and state taxation generally would not have to pay income tax on dividend or capital gain distributions. Prospective tax-exempt investors should consult their own tax advisers with respect to the tax consequences of an investment in the Funds under federal, state, and local tax laws.

WITHHOLDING

     Dividends paid by a Fund to a stockholder who, as to the U.S., is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign stockholder") generally will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate, if applicable). Withholding will not apply, however, if a dividend paid by a Fund to a foreign stockholder is "effectively connected" with the conduct of a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of net capital gain to foreign stockholders who are neither U.S. resident aliens nor engaged in a U.S. trade or business generally are not subject to withholding or U.S. federal income tax.

FOREIGN CURRENCY, OPTIONS, FUTURES AND FORWARD CONTRACTS

     Gains from the sale or other disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and gains from options, futures, and forward contracts derived by a Fund with respect to its business of investing in securities of foreign currencies, will qualify as permissible income under the Income Requirement.

SECTION 1256 CONTRACTS

     Many of the options, futures contracts and forward contracts entered into by the Funds are "Section 1256 contracts." Any gains or losses realized on
Section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses, although certain foreign currency gains and losses from such contracts may be treated as ordinary income in character. Section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the Excise Tax, on October 31 or such other dates as prescribed under the Code), other than Section 1256 contracts that are part of a "mixed straddle" with respect to which a Fund has made an election not to have the following rules apply, must be "marked-to-market" (that is, treated as sold for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses are treated as though they were realized. The 60% portion of gains on Section 1256 contracts that is treated as long-term capital gain will qualify for the reduced maximum tax rates on net capital gain -- 20% (10% for taxpayers in the 15% marginal tax bracket) for gain recognized on capital assets held for more than 12 months.

STRADDLE RULES

     Generally, the hedging transactions and other transactions in options, futures and forward contracts undertaken by the Funds may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the amount, character and timing of recognition of gains or losses realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle position may be deferred under the straddle rules, rather than being taken into account for the taxable year in which these losses are realized. Because limited regulations implementing the straddle rules have been promulgated, the tax consequences of hedging transactions and options, futures and forward contracts to the Funds are not entirely clear.

     Hedging transactions may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to stockholders. A Fund may make one or more elections available under the Code which are applicable to straddle positions. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to elections made. The rules applicable under certain elections operate to accelerate the recognition of gains or losses from the affected straddle positions. Because the application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to stockholders, and which will be taxed to stockholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

SECTION 988 GAINS AND LOSSES

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables, or accrues expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or loss. Similarly, on the disposition of debt securities denominated in foreign currency and on the disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuation in the value of foreign currency between the date of acquisition of the debt security, contract or option and the date of disposition thereof are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to stockholders as ordinary income.

FOREIGN TAXES

     A Fund may be required to pay withholding and other taxes imposed by foreign countries which would reduce the Fund's investment income, generally at rates from 10% to 40%. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to "pass-through" to the Fund's stockholders the amount of foreign income and similar taxes paid by the Fund. If this election is made, stockholders generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) their pro rata shares of the foreign income taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) their pro rata shares of foreign taxes in computing their taxable income or to use such amount (subject to limitations) as a foreign tax credit against their U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a stockholder who does not itemize deductions. Each stockholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by the Fund will be "passed-through" for that year.

     The foregoing is a general abbreviated summary of present U.S. federal income tax laws applicable to the Funds, their stockholders and dividend and capital gain distributions by the Funds. Stockholders are urged to consult their own tax advisers for more detailed information and for information regarding any foreign, state, and local tax laws and regulations applicable to dividends and other distributions received from the Funds.

INVESTMENT RESULTS

     Average annual total return ("T") of a Fund is calculated as follows: an initial hypothetical investment of $1,000 ("P") is divided by the net asset value of shares of the Fund as of the first day of the period in order to determine the initial number of shares purchased. Subsequent dividend and capital gain distributions by a Fund are paid at net asset value on the payment date determined by the Board of Directors. The sum of the initial shares purchased and shares acquired through distributions is multiplied by the net asset value per share of the Fund as of the end of the period ("n") to determine ending redeemable value ("ERV"). The ending value divided by the initial investment converted to a percentage equals total return. The formula thus used, as required by the SEC, is:
                                         n
                                   P(1+T)  = ERV

     The resulting percentage indicates the positive or negative investment results that an investor would have experienced from reinvested dividend and capital gain distributions and changes in share price during the period.

     This formula reflects the following assumptions: (i) all share sales at net asset value, without a sales load reduction from the $1,000 initial investment;
(ii) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board of Directors; and (iii) complete redemption at the end of any period illustrated. Total return may be calculated for one year, five years, ten years, and for other periods, and will typically be updated on a quarterly basis. The average annual compound rate of return over various periods may also be computed by using ending values as determined above.

     In addition, in order to more completely represent a Fund's performance or more accurately compare such performance to other measures of investment return, a Fund also may include in advertisements and stockholder reports other total return performance data based on time-weighted, monthly-linked total returns computed on the percentage change of the month end net asset value of the Fund after allowing for the effect of any cash additions and withdrawals recorded during the month. Returns may be quoted for the same or different periods as those for which average total return is quoted. A Fund's investment results will vary from time to time depending upon market conditions, the composition of the Fund's portfolio, and operating expenses, so that any investment results reported should not be considered representative of what an investment in the Fund may earn in any future period. These factors and possible differences in calculation methods should be considered when comparing a Fund's investment results with those published for other investment companies, other investment vehicles and unmanaged indices. Results also should be considered relative to the risks associated with a Fund's investment objective and policies.

     Each of the Funds may from time to time compare its investment results with data and mutual fund rankings published or prepared by Lipper Analytical Services, Inc. and Morningstar, Inc., which rank mutual funds by overall performance, investment objectives, and assets.

     In addition, the Funds may from time to time compare their performance with one or more of the following:


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

1. THE S&P 500 COMPOSITE INDEX which is a capitalization-weighted index of 500 stocks that attempts to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing major industries.

2. THE SALOMON BROTHERS EXTENDED MARKET INDEX ("EMI"), which is a component of the Salomon Brothers Broad Market Index ("BMI") which includes listed shares of 5,409 companies with a total available market capitalization of at least the local equivalent of US$100 million on the last business day of May each year. The BMI consists of two components: the Primary Market Index ("PMI") is the large capitalization stock component and the EMI is the small capitalization stock component. The PMI universe is defined as those stock falling within the top 80% of the cumulative available capital level in each country. The EMI includes includes the bottom 20% of the cumulative available capital level in each country.

3. THE RUSSELL MIDCAP INDEX, which is composed of the smallest 800 companies in the Russell 1000 Index. The Russell 1000 Index is made up of the 1,000 largest companies in the Russell 3000 Index, which is composed of the 3,000 largest U.S. companies by market capitalization and represents approximately 98% of the investable U.S. equity market.

4. THE LIPPER SCIENCE & TECHNOLOGY FUND INDEX, which is an equally weighted index of the 10 largest U.S. science and technology mutual funds.

5. THE RUSSELL MIDCAP HEALTH CARE INDEX, which is composed of all medium and medium/small health care companies in the Russell 1000 Index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index.

6. THE AMERICAN STOCK EXCHANGE BIOTECHNOLOGY INDEX, which is an equal-dollar weighted index that attempts to measure the performance of a cross section of companies in the biotechnology industry that are primarily involved in the use of biological processes to develop products or provide services. This index was developed with a base level of 200 stocks as of October 18, 1991.

7. THE NASDAQ BIOTECHNOLOGY INDEX, which is a capitalization-weighted index that attempts to measure the performance of all NASDAQ stocks in the biotechnology sector. This index was developed with a base value of 200 stocks as of November 1, 1993.

8. THE RUSSELL 2000 INDEX, which is composed of the 2,000 smallest securities in the Russell 3000 Index, which is composed of the 3,000 largest U.S. companies based on market capitalization and represents approximately 98% of the investable U.S. equity market.

9. THE MSCI EMERGING MARKETS FREE INDEX, which is a market capitalization-weighted index composed of 981 companies in 26 emerging market countries. The average market capitalization size of the listed companies is US$800 million.

10. THE IFC INDEX OF INVESTABLE EMERGING MARKETS, which represents the IFC investable regional total return composite. The term "investable" indicates that the stocks and the weights in the IFCI index represent the amount that the foreign institutional investors might buy by the virtue of the foreign institutional restrictions (either at the national level or by the individual company's corporate statute) plus factoring in minimum market capitalization and liquidity screens.

11. THE MSCI-EAFE INDEX, which is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of the countries in Europe, Australia, and the Far East. The index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.


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

12. THE MSCI-ACWI INDEX, which is a market capitalization-weighted index composed of companies representative of the market structure of 47 developed and emerging market countries excluding the United States. Stock selection excludes securities which are not purchasable by foreigners. The index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.

13. THE DAX 100 INDEX, an unmanaged index which is commonly used as a performance comparison for funds that invest primarily in Germany and which measures the total rate of return of the 100 most highly capitalized stocks traded on the Frankfurt Stock Exchange.

14. THE MDAX INDEX, a total rate of return index of 70 medium sized German companies.

15. THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE INDEX, which measures the total rate of return of nearly 600 stocks from 15 developed European countries.

GENERAL INFORMATION

     The Global Company and the Capital Company were incorporated in Maryland as open-end management investment companies in September 1995 and March 1979, respectively.

     The authorized capital stock of the Capital Company is 1,000,000,000 shares of capital stock (par value $.0001 per share), of which 100,000,000 shares have been designated as shares of the International Fund. The authorized capital stock of the Global Company is 1,000,000,000 shares of capital stock (par value $.0001 per share), of which 50,000,000 shares have been designated as shares of each of the Technology Fund, Global Small Cap Fund, Health Care Fund, Large Cap Fund, Biotechnology Fund, Emerging Markets Fund and the Tax Managed Growth Fund. The Board of Directors of each Company may, in the future, authorize the issuance of other classes of shares of such Funds, or of other series of capital stock representing shares of additional investment portfolios or funds.

     The Investment Company was organized as a closed-end management investment company incorporated under the laws of the State of Maryland on February 2, 1990. On December 4, 1998, the Board of Directors, including the Directors who are not interested persons of the Investment Company (as defined in the 1940
Act), approved the final plan for the conversion of the Fund to an open-end investment company. At the Company's Annual Meeting on January 26, 1999, the Company's stockholders approved, among other things, (a) changing the Fund's investment strategy from a predominately German investment portfolio to a broader European investment portfolio, (b) changing the Fund's name to Dresdner RCM Europe Fund, (c) changing the Fund from a closed-end investment company to an open-end investment company, (d) modifying and eliminating certain fundamental investment restrictions of the Fund, (e) the Investment Management Agreement between the Fund and the Investment Manager, and (f) the Rule 12b-1 Distribution Plan of the Fund. The Fund converted to an open-end investment company on May 3, 1999. The Board of Directors of the Investment Company has authority to issue an unlimited number of shares of separate series and classes. The Europe Fund is currently the only series of the Company. Upon conversion to an open-end fund, the Fund commenced offering two classes of stock: Class N and Class I, as described in the Prospectus. Outstanding shares of the Fund on the date of conversion were automatically redesignated Class N shares.

DESCRIPTION OF CAPITAL SHARES

     All shares of each Company have equal voting rights and will be voted in the aggregate, and not by series, except where voting by series is required by law or where the matter involved affects only one series. There are no conversion or preemptive rights in connection with any shares. All shares of the Funds when duly issued will be fully paid and non-assessable. The rights of the holders of shares of each Fund may not be modified except by vote of the majority of the outstanding shares of such Fund. Certificates are not issued unless requested and are never issued for fractional shares. Fractional shares are liquidated when an account is closed.

     Shares of each Company have non-cumulative voting rights, which means that the holders of more than 50% of all series of a Company's shares voting for the election of the directors can elect 100% of the directors of the Company if they wish to do so. In such event, the holders of the remaining less than 50% of the shares of the Company voting for the election of directors will not be able to elect any person to the Board of Directors of the Company.

     None of the Companies are required to hold a meeting of stockholders in any year in which the 1940 Act does not require a stockholder vote on a particular matter, such as election of directors. A Company will hold a meeting of its stockholders for the purpose of voting on the question of removal of one or more directors if requested in writing by the holders of at least 10% of the Company's outstanding voting securities, and will assist in communicating with its stockholders as required by Section 16(c) of the 1940 Act.

     Because the Capital Company, Global Company and Investment Company are registered separately under the 1940 Act but are using a combined Prospectus and SAI there is a possibility that the series of any Company may be liable for any misstatements, inaccuracies or incomplete disclosures in such documents concerning any other Company.

     Stockholders are entitled to one vote for each full share held and fractional votes for fractional shares held. Unless otherwise provided by law or its Articles of Incorporation or Bylaws, each Company generally may take or authorize any extraordinary action upon the favorable vote of the holders of more than 50% of the outstanding shares of the Company or may take or authorize any routine action upon approval of a majority of the votes cast.

     Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Companies shall not be deemed to have been effectively acted upon unless approved by a majority of the outstanding voting securities, as defined in the 1940 Act, of the series or class of the Company affected by the matter. Under Rule 18f-2, a series or class is presumed to be affected by a matter, unless the interests of each series or class in the matter are identical or the matter does not affect any interest of such series or class. Under Rule 18f-2 the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of its outstanding voting securities, as defined in the 1940 Act. However, the rule also provides that the ratification of independent public accountants, the approval of principal underwriting contracts and the election of directors may be effectively acted upon by the stockholders of the Company voting without regard to Fund.

     Each share of each Class of a Fund represents an equal proportional interest in the Fund with each other share of the same Class and is entitled to such dividends and distributions out of the income earned on the assets allocable to the Class as are declared in the discretion of the Board of Directors. In the event of the liquidation or dissolution of either Company, stockholders of a Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution, in such manner and on such general basis as the Board of Directors may determine.

ADDITIONAL INFORMATION

COUNSEL

     Certain legal matters in connection with the capital shares offered by the Prospectus have been passed upon for the Fund by Paul, Hastings, Janofsky & Walker LLP, 555 South Flower Street, Los Angeles, California 90071. The validity of the capital stock offered by the Global Company and the Capital Fund has been passed upon by Venable, Baetjer and Howard, LLP, 1800 Mercantile Bank & Trust Building, 2 Hopkins Plaza, Baltimore, Maryland 21201. Certain legal matters in connection with the capital shares offered by the Investment Company have been passed upon for the Fund by Kirkpatrick & Lockhart LLP. Paul, Hastings, Janofsky & Walker LLP has acted and will continue to act as counsel to the Investment Manager in various matters.

LICENSE AGREEMENT

     Under License Agreements dated as of December 11, 1997, the Investment Manager has granted each Company the right to use the "Dresdner RCM" name and has reserved the right to withdraw its consent to the use of such name by the Company at any time, or to grant the use of such name to any other company. In addition, each Company has granted the Investment Manager, under certain conditions, the right to use any other name it might assume in the future, with respect to any other investment company sponsored by the Investment Manager.

FINANCIAL STATEMENTS

     Incorporated by reference herein are the financial statements of the Funds contained in the Funds' Annual Reports to Shareholders for the year ended December 31, 1998, including the Report of Independent Accountants, dated February 22, 1999, the Statement of Assets and Liabilities, including the Portfolio of Investments and the related Statement of Operations, Change in Net Assets, and the Financial Highlights. Copies of the Funds' Annual and Semi-Annual Reports to Shareholders will be available, upon request, by calling
(800) 726-7240, or by writing to P.O. Box 8025, Boston, MA  02266-8025.

REGISTRATION STATEMENT

     The Funds' Prospectus and this SAI do not contain all of the information set forth in each Company's registration statement and related forms as filed with the SEC, certain portions of which are omitted in accordance with rules and regulations of the SEC. The registration statement and related forms may be inspected at the Public Reference Room of the SEC at Room 1024, 450 5th Street, N.W., Judiciary Plaza, Washington, D.C. 20549, and copies thereof may be obtained from the SEC at prescribed rates. It is also available on the SEC's Internet Web site at http://www.sec.gov. Statements contained in the Prospectus or this SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to each Company's registration statement, each such statement being qualified in all respects by such reference.


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